UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23346

Name of Fund:  BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 –	Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds II, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds II, Inc.

➢	BlackRock High Yield V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

During the 12-month period ended December 31, 2018, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

The past year was a challenging time for the high yield market. After producing a modest gain through the end of September, the index declined 5.10% in the fourth quarter due to the combination of slowing economic growth, falling oil prices and heightened investor risk aversion. The index closed the year with a loss of 2.08% as a result.

Security selection in the wireless, metals & mining, and gaming industries detracted from performance. Tactical allocations to equities and floating rate loan interests (“bank loans”) also detracted, largely due to their poor returns in the fourth quarter.

Issue selection in the oilfield services industry contributed to performance, as did underweight positions in the automotive and midstream energy industries. An underweight to BB rated issues and security selection among CCC rated securities added value, as well. An allocation to preferred securities, which outperformed the high yield market, was a further contributor.

At period end, the Fund had a slightly above average cash balance. The cash balance did not have a material impact on Fund performance.

Describe recent portfolio activity.

The Fund actively managed risk throughout the annual period and ended the year with a beta of slightly less than 1.0. (Beta measures a security’s sensitivity to the movements of the market as a whole. A beta of greater than one indicates more volatility than the market, while a beta of less than one indicates lower volatility.)

The Fund added to its weighting in bank loans on the belief that these senior, secured assets provide attractive income with minimal interest-rate risk. The Fund held a steady credit positioning over the course of the year, with underweight positions in BB rated issues and overweights in the B and CCC credit tiers. The Fund maintained an underweight in consumer cyclicals on the belief that the industry faces fundamental headwinds. The portfolio was slightly underweight in energy, with a preference for the independent energy industry.

Describe portfolio positioning at period end.

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors.

The Fund was underweight in the market’s “tails,” both the higher-yielding segment that contains a larger concentration of stressed assets as well as the portion that features higher quality and lower yields. With that said, it maintained a position in select CCC rated issues with improving credit positions and/or attractive yields.

At the industry level, the Fund’s largest overweight positions were in technology, chemicals and pharmaceuticals. Conversely, the Fund was underweight in the retail, automotive and consumer products industries. The Fund had an approximately 14% weighting in bank loans, coupled with smaller allocations to both preferred and common stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock High Yield V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of Class I Shares of the Predecessor Fund (as defined below), as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

(b)

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield V.I. Fund (the “Predecessor Fund”), a series of BlackRock Variable Series Funds, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

(c)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns
	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns (c)	1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)	6.60%	6.47%	(2.97)%	(2.79)%	3.20%	10.79%
Class III(a)	6.34	6.23	(2.96)	(2.89)	2.95	10.52	(d)
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	(2.24)	(2.08)	3.84	11.14

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Variable Series Funds, Inc., through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)

The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Predecessor Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$970.30	$3.13	$1,000.00	$1,022.03	$3.21	0.63%
Class III	1,000.00	970.40	4.32	1,000.00	1,020.82	4.43	0.87

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock High Yield V.I. Fund

Portfolio Information as of December 31, 2018

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
BBB/Baa	6%
BB/Ba	37
B	44
CCC/Caa	11
NR	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses	BlackRock High Yield V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Common Stocks — 1.3%

Chemicals — 0.4%
Platform Specialty Products Corp.(a)		139,053	$1,436,417

Containers & Packaging — 0.2%
Crown Holdings, Inc.(a)		23,500	976,895

Equity Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties, Inc.		12,660	409,044

Hotels, Restaurants & Leisure — 0.4%
Star Group, Inc. (The)(a)		103,714	1,712,360

Media — 0.1%
Altice USA, Inc., Class A		20,929	345,747

Metals & Mining — 0.1%
Constellium NV, Class A(a)		80,736	564,345

Total Common Stocks — 1.3% (Cost: $6,944,114)			5,444,808

	Par (000)

Corporate Bonds — 78.5%

Aerospace & Defense — 2.4%
Arconic, Inc., 5.13%, 10/01/24	USD	1,108	1,063,691
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		481	455,743
Bombardier, Inc.(b):
7.75%, 03/15/20		128	129,920
8.75%, 12/01/21		1,357	1,397,710
5.75%, 03/15/22		289	269,492
6.00%, 10/15/22		24	22,500
6.13%, 01/15/23		1,558	1,460,625
7.50%, 12/01/24		667	628,648
7.50%, 03/15/25		1,855	1,748,337
7.45%, 05/01/34		210	187,425
BWX Technologies, Inc., 5.38%, 07/15/26(b)		244	234,777
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		527	536,223
Pioneer Holdings LLC, 9.00%, 11/01/22(b)		183	183,915
TransDigm UK Holdings plc, 6.88%, 05/15/26(b)		1,248	1,188,720
TransDigm, Inc.:
6.00%, 07/15/22		233	229,505
6.50%, 07/15/24		648	630,180

			10,367,411

Airlines — 0.0%
American Airlines Group, Inc., 5.50%, 10/01/19(b)		30	30,075

Auto Components — 0.3%
Allison Transmission, Inc., 5.00%, 10/01/24(b)		16	15,360
Icahn Enterprises LP:
6.25%, 02/01/22		342	337,725
6.75%, 02/01/24		549	543,510
6.38%, 12/15/25		288	277,200

			1,173,795

Automobiles — 0.2%(b)
Jaguar Land Rover Automotive plc, 5.63%, 02/01/23		150	139,125
Tesla, Inc., 5.30%, 08/15/25		707	614,206

			753,331

Banks — 0.7%
Banco Espirito Santo SA(a)(c):
2.63%, 05/08/17	EUR	100	33,800
4.75%, 01/15/18		100	32,940
4.00%, 01/21/19		100	32,081

Security	Par (000)		Value

Banks (continued)
Barclays plc:
4.38%, 09/11/24	USD	850	$802,448
5.20%, 05/12/26		200	191,716
CIT Group, Inc.:
5.00%, 08/15/22		30	29,587
5.00%, 08/01/23		892	874,160
5.25%, 03/07/25		203	198,433
6.13%, 03/09/28		138	137,310
HSBC Holdings plc(d)(e):
(USD Swap Rate 5 Year + 3.45%), 6.25%		358	335,625
(USD Swap Rate 5 Year + 3.75%), 6.00%		465	418,723

			3,086,823

Building Products — 0.4%(b)
CPG Merger Sub LLC, 8.00%, 10/01/21		371	359,870
Jeld-Wen, Inc.:
4.63%, 12/15/25		209	182,875
4.88%, 12/15/27		4	3,380
Masonite International Corp., 5.75%, 09/15/26		251	236,567
NCI Building Systems, Inc., 8.00%, 04/15/26		109	99,735
PGT Escrow Issuer, Inc., 6.75%, 08/01/26		173	170,405
Standard Industries, Inc.:
5.50%, 02/15/23		5	4,900
6.00%, 10/15/25		135	129,479
USG Corp.:
5.50%, 03/01/25		37	37,278
4.88%, 06/01/27		416	419,120

			1,643,609

Capital Markets — 0.2%(b)
Credit Suisse Group AG, (USD Swap Semi 5 Year + 4.60%), 7.50%(d)(e)		200	195,000
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 05/15/22(f)		229	218,695
FS Energy & Power Fund, 7.50%, 08/15/23		328	311,600
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24		92	90,850
MSCI, Inc., 5.25%, 11/15/24		167	166,165

			982,310

Chemicals — 3.3%
Alpha 2 BV, 8.75% (8.75% Cash or 9.50% PIK), 06/01/23(b)(f)		410	392,575
Alpha 3 BV, 6.25%, 02/01/25(b)		1,500	1,410,000
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		1,003	947,835
Blue Cube Spinco LLC:
9.75%, 10/15/23		542	596,200
10.00%, 10/15/25		838	946,940
Chemours Co. (The):
6.63%, 05/15/23		401	405,010
7.00%, 05/15/25		108	108,810
4.00%, 05/15/26	EUR	290	313,976
5.38%, 05/15/27	USD	306	275,400
Gates Global LLC, 6.00%, 07/15/22(b)		835	818,300
GCB MPM Escrow LLC, 8.88%, 10/15/20(g)		334	—
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		44	42,900
Hexion, Inc., 10.38%, 02/01/22(b)		107	85,332
Huntsman International LLC, 5.13%, 11/15/22		165	166,238
Koppers, Inc., 6.00%, 02/15/25(b)		124	109,120
Momentive Performance Materials, Inc., 3.88%, 10/24/21		459	486,540
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		338	305,045
Olin Corp., 5.00%, 02/01/30		172	150,715
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		3,661	3,661,000
5.88%, 12/01/25		1,635	1,528,725

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
PQ Corp.(b):
6.75%, 11/15/22	USD	640	$659,200
5.75%, 12/15/25		925	855,625

			14,265,486

Commercial Services & Supplies — 2.2%
ACCO Brands Corp., 5.25%, 12/15/24(b)		108	96,660
ADT Corp. (The):
3.50%, 07/15/22		84	77,700
4.13%, 06/15/23		549	502,335
4.88%, 07/15/32(b)		652	482,480
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		168	164,220
Algeco Global Finance plc:
6.50%, 02/15/23	EUR	200	223,776
8.00%, 02/15/23(b)	USD	1,066	994,045
APX Group, Inc.:
8.75%, 12/01/20		447	425,767
7.88%, 12/01/22		191	180,495
Aramark Services, Inc.:
5.13%, 01/15/24		470	465,300
4.75%, 06/01/26		470	441,800
5.00%, 02/01/28(b)		51	47,557
GFL Environmental, Inc., 5.38%, 03/01/23(b)		207	181,125
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		182	165,848
Hulk Finance Corp., 7.00%, 06/01/26(b)		208	181,480
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		307	277,068
Matthews International Corp., 5.25%, 12/01/25(b)		106	98,580
Mobile Mini, Inc., 5.88%, 07/01/24		1,390	1,362,200
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		139	129,965
Nielsen Finance LLC, 5.00%, 04/15/22(b)		605	577,775
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)		1,391	1,434,469
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		399	387,030
Tervita Escrow Corp., 7.63%, 12/01/21(b)		501	477,203
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		208	191,360

			9,566,238

Communications Equipment — 0.4%
CommScope Technologies LLC(b):
6.00%, 06/15/25		2	1,820
5.00%, 03/15/27		749	606,690
Nokia OYJ:
4.38%, 06/12/27		187	173,910
6.63%, 05/15/39		893	906,395

			1,688,815

Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		344	293,260
Engility Corp., 8.88%, 09/01/24		437	466,497
New Enterprise Stone & Lime Co., Inc.(b):
10.13%, 04/01/22		166	161,850
6.25%, 03/15/26		103	93,730
Tutor Perini Corp., 6.88%, 05/01/25(b)		194	180,420
Weekley Homes LLC, 6.63%, 08/15/25		31	28,443

			1,224,200

Consumer Finance — 1.5%
Ally Financial, Inc.:
5.13%, 09/30/24		1,032	1,024,260
8.00%, 11/01/31		2,953	3,277,830
Navient Corp.:
6.63%, 07/26/21		515	496,975
6.50%, 06/15/22		65	60,613

Security	Par (000)		Value

Consumer Finance (continued)
5.50%, 01/25/23	USD	684	$598,500
7.25%, 09/25/23		154	141,295
5.88%, 10/25/24		63	52,605
6.75%, 06/25/25		120	102,300
6.75%, 06/15/26		230	190,900
5.63%, 08/01/33		100	66,000
Springleaf Finance Corp.:
6.13%, 05/15/22		45	43,637
5.63%, 03/15/23		14	12,915
6.88%, 03/15/25		202	180,790
7.13%, 03/15/26		205	182,962

			6,431,582

Containers & Packaging — 2.0%
Ardagh Packaging Finance plc(b):
4.63%, 05/15/23		1,562	1,491,710
7.25%, 05/15/24		1,528	1,524,180
4.75%, 07/15/27	GBP	100	115,346
BWAY Holding Co., 5.50%, 04/15/24(b)	USD	2,312	2,173,280
Crown Americas LLC:
4.75%, 02/01/26(b)		592	557,960
4.25%, 09/30/26		864	775,440
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		160	158,000
OI European Group BV, 4.00%, 03/15/23(b)		274	256,190
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		39	38,667
7.00%, 07/15/24(b)		1,265	1,204,913
Sealed Air Corp.(b):
4.88%, 12/01/22		386	382,140
6.88%, 07/15/33		31	30,923

			8,708,749

Distributors — 0.4%(b)
American Builders & Contractors Supply Co., Inc.:
5.75%, 12/15/23		758	750,420
5.88%, 05/15/26		169	160,127
Core & Main LP, 6.13%, 08/15/25		810	712,800

			1,623,347

Diversified Consumer Services — 0.3%(b)
frontdoor, Inc., 6.75%, 08/15/26		413	392,350
Graham Holdings Co., 5.75%, 06/01/26		182	182,455
Laureate Education, Inc., 8.25%, 05/01/25		179	183,923
ServiceMaster Co. LLC (The), 5.13%, 11/15/24		482	455,490

			1,214,218

Diversified Financial Services — 1.0%(b)
Jefferies Finance LLC:
7.38%, 04/01/20		200	199,500
6.88%, 04/15/22		741	720,623
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	650	724,257
6.25%, 05/15/26	USD	252	243,180
8.25%, 11/15/26		784	716,380
Tempo Acquisition LLC, 6.75%, 06/01/25		607	561,475
Travelport Corporate Finance plc, 6.00%, 03/15/26		240	242,400
Verscend Escrow Corp., 9.75%, 08/15/26		1,033	971,020

			4,378,835

Diversified Telecommunication Services — 5.6%
Altice France SA(b):
7.38%, 05/01/26		2,713	2,489,177
8.13%, 02/01/27		1,040	980,200
CCO Holdings LLC(b):
4.00%, 03/01/23		424	395,380
5.13%, 05/01/23		218	212,005
5.13%, 05/01/27		3,024	2,816,554
5.00%, 02/01/28		1,167	1,073,640

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
CenturyLink, Inc.:
Series S, 6.45%, 06/15/21	USD	112	$111,720
Series W, 6.75%, 12/01/23		273	263,104
Series Y, 7.50%, 04/01/24		454	438,110
Series P, 7.60%, 09/15/39		21	16,590
Series U, 7.65%, 03/15/42		475	374,062
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		734	605,550
Embarq Corp., 8.00%, 06/01/36		790	714,950
Frontier Communications Corp.:
7.13%, 03/15/19		299	290,777
10.50%, 09/15/22		224	155,680
11.00%, 09/15/25		1,444	898,818
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		1,149	999,630
8.50%, 10/15/24(b)		975	945,750
9.75%, 07/15/25(b)		1,550	1,554,340
Level 3 Financing, Inc.:
5.38%, 08/15/22		395	387,290
5.13%, 05/01/23		226	218,090
5.38%, 01/15/24		227	216,218
5.38%, 05/01/25		363	340,312
5.25%, 03/15/26		1,870	1,711,050
Level 3 Parent LLC, 5.75%, 12/01/22		205	201,412
Qualitytech LP, 4.75%, 11/15/25(b)		404	377,740
Qwest Corp., 6.75%, 12/01/21		160	163,593
Sprint Capital Corp.:
6.90%, 05/01/19		375	376,875
8.75%, 03/15/32		982	1,036,010
Telecom Italia Capital SA:
6.38%, 11/15/33		230	207,605
6.00%, 09/30/34		1,063	919,495
Telesat Canada, 8.88%, 11/15/24(b)		489	508,560
Virgin Media Finance plc, 5.75%, 01/15/25(b)		1,597	1,501,228
Virgin Media Secured Finance plc, 5.25%, 01/15/26(b)		465	426,056

			23,927,571

Electric Utilities — 0.0%
DPL, Inc., 7.25%, 10/15/21		39	40,750
NextEra Energy Operating Partners LP, 4.25%, 09/15/24(b)		169	156,325

			197,075

Electrical Equipment — 0.5%(b)
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26		82	75,235
Sensata Technologies BV:
5.63%, 11/01/24		547	538,795
5.00%, 10/01/25		734	689,960
Vertiv Group Corp., 9.25%, 10/15/24		969	891,480

			2,195,470

Electronic Equipment, Instruments & Components — 0.1%
CDW LLC:
5.00%, 09/01/23		169	166,043
5.50%, 12/01/24		52	51,350
5.00%, 09/01/25		222	212,565
Itron, Inc., 5.00%, 01/15/26(b)		36	32,940

			462,898

Energy Equipment & Services — 2.6%
Apergy Corp., 6.38%, 05/01/26		148	143,560
Calfrac Holdings LP, 8.50%, 06/15/26(b)		184	130,640
CSI Compressco LP, 7.50%, 04/01/25(b)		559	519,870
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		240	199,200

Security	Par (000)		Value

Energy Equipment & Services (continued)
5.70%, 10/15/39	USD	54	$32,940
4.88%, 11/01/43		455	252,525
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(h)		384	253,925
Ensco plc:
4.50%, 10/01/24		136	88,400
5.20%, 03/15/25		328	218,120
7.75%, 02/01/26		398	294,520
5.75%, 10/01/44		237	132,455
McDermott Technology Americas, Inc., 10.63%, 05/01/24(b)		109	91,969
Nabors Industries, Inc.:
4.63%, 09/15/21		91	81,599
5.75%, 02/01/25		230	174,126
Noble Holding International Ltd.:
7.75%, 01/15/24		316	239,370
7.88%, 02/01/26(b)		1,485	1,265,962
5.25%, 03/15/42		182	105,560
Oceaneering International, Inc., 4.65%, 11/15/24		74	58,450
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23(b)		1,177	1,124,035
Pioneer Energy Services Corp., 6.13%, 03/15/22		349	212,890
Precision Drilling Corp., 7.13%, 01/15/26(b)		33	28,380
Rowan Cos., Inc., 4.88%, 06/01/22		426	351,450
SESI LLC:
7.13%, 12/15/21		110	93,500
7.75%, 09/15/24		267	212,265
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		293	280,547
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		344	331,960
Transocean, Inc.:
8.47%, 12/15/21		31	30,767
5.80%, 10/15/22		450	396,000
9.00%, 07/15/23(b)		1,194	1,188,030
7.25%, 11/01/25(b)		460	401,350
7.50%, 01/15/26(b)		115	100,913
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)		511	515,343
USA Compression Partners LP, 6.88%, 04/01/26(b)		946	908,160
Vantage Drilling International, 9.25%, 11/15/23(b)		215	210,163
Weatherford International Ltd.:
5.13%, 09/15/20		330	257,400
6.50%, 08/01/36		116	60,320
5.95%, 04/15/42		134	68,173

			11,054,837

Entertainment — 0.4%
Ascend Learning LLC, 6.88%, 08/01/25(b)		354	338,955
Netflix, Inc.:
5.38%, 02/01/21		60	60,750
5.50%, 02/15/22		306	308,677
4.38%, 11/15/26		129	117,068
5.88%, 11/15/28(b)		643	624,803
WMG Acquisition Corp., 5.50%, 04/15/26(b)		168	160,440

			1,610,693

Equity Real Estate Investment Trusts (REITs) — 2.0%
CoreCivic, Inc., 4.75%, 10/15/27		685	566,837
CyrusOne LP, 5.38%, 03/15/27		94	91,180
Equinix, Inc.:
5.38%, 04/01/23		70	69,650
5.88%, 01/15/26		1,078	1,086,085
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		1,027	955,110
GEO Group, Inc. (The):
5.88%, 10/15/24		372	328,290
6.00%, 04/15/26		34	29,835

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
GLP Capital LP:
5.38%, 11/01/23	USD	66	$66,904
5.25%, 06/01/25		76	75,462
iStar, Inc.:
4.63%, 09/15/20		46	44,850
5.25%, 09/15/22		75	70,118
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		743	735,570
4.50%, 09/01/26		983	889,615
4.50%, 01/15/28		731	639,625
MPT Operating Partnership LP:
6.38%, 03/01/24		65	66,625
5.50%, 05/01/24		35	34,825
5.00%, 10/15/27		848	775,390
SBA Communications Corp.:
4.00%, 10/01/22		858	817,245
4.88%, 09/01/24		1,063	999,220
VICI Properties 1 LLC, 8.00%, 10/15/23		321	345,113

			8,687,549

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC:
6.63%, 06/15/24		163	151,182
5.75%, 03/15/25		100	87,500
Rite Aid Corp., 6.13%, 04/01/23(b)		179	141,410

			380,092

Food Products — 0.9%
B&G Foods, Inc., 5.25%, 04/01/25		80	74,400
Chobani LLC, 7.50%, 04/15/25(b)		216	170,100
JBS USA LUX SA(b):
5.88%, 07/15/24		876	861,765
5.75%, 06/15/25		1,327	1,272,261
6.75%, 02/15/28		895	870,401
Post Holdings, Inc.(b):
5.00%, 08/15/26		543	494,130
5.75%, 03/01/27		29	27,187
5.63%, 01/15/28		35	32,200
Simmons Foods, Inc., 7.75%, 01/15/24(b)		165	165,825

			3,968,269

Gas Utilities — 0.2%
Superior Plus LP, 7.00%, 07/15/26(b)		685	661,025

Health Care Equipment & Supplies — 2.1%
Avantor, Inc.(b):
6.00%, 10/01/24		2,403	2,360,947
9.00%, 10/01/25		736	736,000
DJO Finance LLC, 8.13%, 06/15/21(b)		1,698	1,748,940
Fresenius US Finance II, Inc., 4.50%, 01/15/23(b)		127	128,330
Hologic, Inc., 4.38%, 10/15/25(b)		68	63,240
Immucor, Inc., 11.13%, 02/15/22(b)		184	184,000
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		155	149,575
5.75%, 08/01/22		1,205	1,036,300
5.63%, 10/15/23		50	38,000
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		2,413	2,171,700
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		459	439,493
Teleflex, Inc., 4.88%, 06/01/26		21	20,055

			9,076,580

Health Care Providers & Services — 5.0%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		31	29,605
5.63%, 02/15/23		279	264,352
6.50%, 03/01/24		641	618,565

Security	Par (000)		Value

Health Care Providers & Services (continued)
AHP Health Partners, Inc., 9.75%, 07/15/26(b)	USD	222	$224,775
Centene Corp.:
4.75%, 05/15/22		448	442,400
6.13%, 02/15/24		73	74,734
Centene Escrow I Corp., 5.38%, 06/01/26(b)		2,509	2,440,002
Community Health Systems, Inc., 8.63%, 01/15/24(b)		715	706,062
DaVita, Inc., 5.13%, 07/15/24		502	470,625
Encompass Health Corp., 5.75%, 11/01/24		445	440,550
HCA, Inc.:
5.00%, 03/15/24		1,633	1,616,670
5.38%, 02/01/25		86	83,850
5.25%, 04/15/25		768	764,160
5.25%, 06/15/26		1,118	1,109,615
5.38%, 09/01/26		251	244,097
5.63%, 09/01/28		604	582,860
5.50%, 06/15/47		2,697	2,555,408
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(b)		306	318,240
MEDNAX, Inc.(b):
5.25%, 12/01/23		144	141,120
6.25%, 01/15/27		150	144,750
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		134	122,275
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		548	511,010
NVA Holdings, Inc., 6.88%, 04/01/26(b)		194	173,630
Polaris Intermediate Corp., 8.50% (8.41% Cash or 9.25% PIK), 12/01/22(b)(f)		1,510	1,377,301
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		273	275,730
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		145	144,638
6.75%, 07/01/25		771	655,350
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		566	461,998
Tenet Healthcare Corp.:
6.00%, 10/01/20		118	119,475
7.50%, 01/01/22(b)		226	229,390
8.13%, 04/01/22		1,948	1,952,870
4.63%, 07/15/24		1,054	980,220
6.88%, 11/15/31		226	189,840
Vizient, Inc., 10.38%, 03/01/24(b)		419	444,140
WellCare Health Plans, Inc.:
5.25%, 04/01/25		138	132,825
5.38%, 08/15/26(b)		604	582,860

			21,625,992

Health Care Technology — 0.1%
IQVIA, Inc., 3.25%, 03/15/25	EUR	224	251,400

Hotels, Restaurants & Leisure — 3.3%
1011778 BC ULC(b):
4.25%, 05/15/24	USD	1,296	1,192,320
5.00%, 10/15/25		2,389	2,197,880
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	506	581,199
Boyd Gaming Corp., 6.00%, 08/15/26	USD	186	173,910
Boyne USA, Inc., 7.25%, 05/01/25(b)		133	137,322
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		448	385,280
Churchill Downs, Inc., 4.75%, 01/15/28(b)		192	173,702
Eldorado Resorts, Inc.:
6.00%, 04/01/25		131	126,368
6.00%, 09/15/26(b)		187	176,715
Golden Nugget, Inc., 6.75%, 10/15/24(b)		924	870,870
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		225	212,625
5.13%, 05/01/26(b)		836	802,560
Hilton Worldwide Finance LLC, 4.63%, 04/01/25		143	135,492

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
IRB Holding Corp., 6.75%, 02/15/26(b)	USD	107	$93,625
KFC Holding Co.(b):
5.00%, 06/01/24		35	33,775
5.25%, 06/01/26		371	358,942
4.75%, 06/01/27		346	321,780
Melco Resorts Finance Ltd., 4.88%, 06/06/25(b)		265	242,001
MGM Resorts International:
6.63%, 12/15/21		1,497	1,534,425
7.75%, 03/15/22		412	438,265
Sabre GLBL, Inc.(b):
5.38%, 04/15/23		165	164,175
5.25%, 11/15/23		333	328,838
Scientific Games International, Inc.:
10.00%, 12/01/22		14	14,210
5.00%, 10/15/25(b)		481	429,293
3.38%, 02/15/26	EUR	500	530,568
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)	USD	138	130,065
Station Casinos LLC, 5.00%, 10/01/25(b)		82	74,210
Viking Cruises Ltd.(b):
6.25%, 05/15/25		308	303,380
5.88%, 09/15/27		1,422	1,326,015
Wyndham Destinations, Inc.:
5.40%, 04/01/24		12	11,430
5.75%, 04/01/27		128	117,440
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		115	110,400
Wynn Macau Ltd., 5.50%, 10/01/27(b)		600	526,914
Yum! Brands, Inc.:
3.88%, 11/01/23		97	91,665
5.35%, 11/01/43		10	8,300

			14,355,959

Household Durables — 1.0%
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		276	241,500
Lennar Corp.:
6.63%, 05/01/20		255	262,331
8.38%, 01/15/21		268	284,750
4.88%, 12/15/23		450	432,000
5.25%, 06/01/26		355	334,588
4.75%, 11/29/27		465	419,662
Mattamy Group Corp.(b):
6.88%, 12/15/23		188	175,545
6.50%, 10/01/25		230	205,850
MDC Holdings, Inc., 6.00%, 01/15/43		196	152,880
Meritage Homes Corp.:
7.15%, 04/15/20		70	71,400
5.13%, 06/06/27		291	247,350
PulteGroup, Inc.:
6.38%, 05/15/33		443	404,238
6.00%, 02/15/35		244	211,060
Tempur Sealy International, Inc., 5.50%, 06/15/26		121	110,413
TRI Pointe Group, Inc.:
4.88%, 07/01/21		115	109,825
5.88%, 06/15/24		123	109,777
5.25%, 06/01/27		147	114,616
Williams Scotsman International, Inc.(b):
7.88%, 12/15/22		100	97,750
6.88%, 08/15/23		247	237,120

			4,222,655

Household Products — 0.1%
Spectrum Brands, Inc., 5.75%, 07/15/25		316	300,105

Independent Power and Renewable Electricity Producers — 1.5%
AES Corp.:
4.88%, 05/15/23		223	217,982

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers (continued)
5.50%, 04/15/25	USD	326	$323,555
6.00%, 05/15/26		273	277,095
Calpine Corp.:
5.38%, 01/15/23		1,070	1,003,125
5.88%, 01/15/24(b)		188	184,240
5.25%, 06/01/26(b)		1,246	1,136,975
Clearway Energy Operating LLC:
5.38%, 08/15/24		259	246,050
5.75%, 10/15/25(b)		368	351,440
NRG Energy, Inc., 6.63%, 01/15/27		2,006	2,021,045
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		159	153,435
Talen Energy Supply LLC, 6.50%, 06/01/25		231	164,010
Vistra Energy Corp.:
7.38%, 11/01/22		150	154,875
7.63%, 11/01/24		313	330,215

			6,564,042

Insurance — 0.8%(b)
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23		2,273	2,238,905
AmWINS Group, Inc., 7.75%, 07/01/26		216	204,120
Ardonagh Midco 3 plc, 8.63%, 07/15/23		252	214,200
HUB International Ltd., 7.00%, 05/01/26		831	749,977
USIS Merger Sub, Inc., 6.88%, 05/01/25		96	88,138

			3,495,340

Interactive Media & Services — 0.0%
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		230	179,400

Internet & Direct Marketing Retail — 0.0%
Uber Technologies, Inc., 7.50%, 11/01/23(b)		182	176,085

IT Services — 2.3%
Alliance Data Systems Corp.(b):
5.88%, 11/01/21		490	489,314
5.38%, 08/01/22		712	694,200
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		2,135	1,953,525
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		44	41,800
First Data Corp., 5.75%, 01/15/24(b)		4,265	4,158,375
Gartner, Inc., 5.13%, 04/01/25(b)		620	601,791
WEX, Inc., 4.75%, 02/01/23(b)		330	321,750
Zayo Group LLC:
6.00%, 04/01/23		322	305,130
6.38%, 05/15/25		16	14,880
5.75%, 01/15/27(b)		1,447	1,291,448

			9,872,213

Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(b)		525	468,400
6.20%, 10/01/40		101	74,235
5.45%, 11/01/41		59	41,890

			584,525

Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		219	215,715

Machinery — 1.4%(b)
Grinding Media, Inc., 7.38%, 12/15/23		456	441,180
Mueller Water Products, Inc., 5.50%, 06/15/26		325	315,250
Navistar International Corp., 6.63%, 11/01/25		455	439,075
Novelis Corp.:
6.25%, 08/15/24		1,178	1,107,320
5.88%, 09/30/26		862	762,870
RBS Global, Inc., 4.88%, 12/15/25		780	707,850
SPX FLOW, Inc., 5.63%, 08/15/24		312	294,840
Stevens Holding Co., Inc., 6.13%, 10/01/26		369	363,465

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Machinery (continued)
Terex Corp., 5.63%, 02/01/25	USD	722	$672,362
Titan Acquisition Ltd., 7.75%, 04/15/26		784	670,320
Wabash National Corp., 5.50%, 10/01/25		403	345,069

			6,119,601

Media — 7.4%
Altice Financing SA(b):
6.63%, 02/15/23		873	838,080
7.50%, 05/15/26		843	769,237
Altice Luxembourg SA, 7.75%, 05/15/22(b)		2,153	1,959,230
AMC Networks, Inc., 4.75%, 08/01/25		34	30,855
Cablevision Systems Corp., 8.00%, 04/15/20		85	86,063
CBS Radio, Inc., 7.25%, 11/01/24(b)		18	16,740
Charter Communications Operating LLC, 4.91%, 07/23/25		10	9,944
Clear Channel International BV, 8.75%, 12/15/20(b)		1,189	1,197,918
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.63%, 03/15/20		1,363	1,329,975
Series A, 6.50%, 11/15/22		4,940	4,929,370
CSC Holdings LLC:
5.13%, 12/15/21(b)		1,904	1,865,920
10.13%, 01/15/23(b)		1,480	1,592,850
5.38%, 07/15/23(b)		1,248	1,217,050
5.25%, 06/01/24		942	863,108
7.75%, 07/15/25(b)		1,094	1,110,410
6.63%, 10/15/25(b)		390	394,875
10.88%, 10/15/25(b)		2,911	3,271,236
5.50%, 05/15/26(b)		966	910,455
7.50%, 04/01/28(b)		457	455,857
DISH DBS Corp.:
6.75%, 06/01/21		497	491,881
5.88%, 07/15/22		1,647	1,515,240
5.00%, 03/15/23		273	227,272
5.88%, 11/15/24		331	266,455
7.75%, 07/01/26		72	59,580
Gray Escrow, Inc., 7.00%, 05/15/27(b)		348	338,663
MDC Partners, Inc., 6.50%, 05/01/24(b)		566	515,060
Meredith Corp., 6.88%, 02/01/26(b)		232	226,780
Midcontinent Communications, 6.88%, 08/15/23(b)		293	300,325
Outfront Media Capital LLC:
5.63%, 02/15/24		54	53,190
5.88%, 03/15/25		240	235,800
Radiate Holdco LLC(b):
6.88%, 02/15/23		90	81,675
6.63%, 02/15/25		243	210,195
Sirius XM Radio, Inc., 5.00%, 08/01/27(b)		583	532,716
TEGNA, Inc., 5.50%, 09/15/24(b)		83	80,406
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		800	724,000
Tribune Media Co., 5.88%, 07/15/22		431	433,155
Univision Communications, Inc., 5.13%, 05/15/23(b)		446	400,285
UPCB Finance IV Ltd., 5.38%, 01/15/25(b)		202	188,894
Videotron Ltd., 5.13%, 04/15/27(b)		899	849,555
Ziggo Bond Co. BV, 5.88%, 01/15/25(b)		600	541,500
Ziggo BV, 5.50%, 01/15/27(b)		525	469,875

			31,591,675

Metals & Mining — 2.4%
Alcoa Nederland Holding BV, 6.13%, 05/15/28(b)		200	191,500
Big River Steel LLC, 7.25%, 09/01/25(b)		234	232,245
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(b)		273	253,890
Constellium NV(b):
5.75%, 05/15/24		1,952	1,795,840
6.63%, 03/01/25		337	312,567
5.88%, 02/15/26		378	336,420

Security	Par (000)		Value

Metals & Mining (continued)
Freeport-McMoRan, Inc.:
4.00%, 11/14/21	USD	170	$165,325
3.55%, 03/01/22		1,226	1,160,102
3.88%, 03/15/23		1,721	1,591,925
4.55%, 11/14/24		97	89,483
5.40%, 11/14/34		134	105,525
5.45%, 03/15/43		2,546	1,938,142
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		129	129,967
Kaiser Aluminum Corp., 5.88%, 05/15/24		81	79,178
Steel Dynamics, Inc.:
5.25%, 04/15/23		293	288,971
4.13%, 09/15/25		313	287,569
5.00%, 12/15/26		45	42,638
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		322	305,095
Teck Resources Ltd.:
4.50%, 01/15/21		26	25,935
5.20%, 03/01/42		509	427,560
5.40%, 02/01/43		67	58,290
United States Steel Corp.:
6.88%, 08/15/25		333	304,695
6.25%, 03/15/26		301	263,375

			10,386,237

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 5.00%, 12/15/21		267	262,328

Oil, Gas & Consumable Fuels — 10.1%
Antero Midstream Partners LP, 5.38%, 09/15/24		210	195,825
Antero Resources Corp.:
5.13%, 12/01/22		65	61,100
5.63%, 06/01/23		316	300,200
5.00%, 03/01/25		636	575,580
Ascent Resources Utica Holdings LLC(b):
10.00%, 04/01/22		150	153,420
7.00%, 11/01/26		322	291,410
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		472	424,800
Bruin E&P Partners LLC, 8.88%, 08/01/23(b)		631	561,590
California Resources Corp., 8.00%, 12/15/22(b)		1,124	761,510
Callon Petroleum Co.:
6.13%, 10/01/24		336	312,480
6.38%, 07/01/26		219	203,670
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		422	390,350
8.25%, 07/15/25		393	385,140
Chaparral Energy, Inc., 8.75%, 07/15/23(b)		422	301,730
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		599	631,945
5.88%, 03/31/25		502	499,490
5.13%, 06/30/27		940	887,407
Cheniere Energy Partners LP:
5.25%, 10/01/25		274	255,505
5.63%, 10/01/26(b)		542	506,770
Chesapeake Energy Corp.:
6.63%, 08/15/20		389	376,357
4.88%, 04/15/22		218	190,205
7.00%, 10/01/24		909	786,285
8.00%, 01/15/25		533	470,373
8.00%, 06/15/27		1,473	1,237,320
CNX Resources Corp., 5.88%, 04/15/22		2,835	2,721,600
Comstock Escrow Corp., 9.75%, 08/15/26(b)		283	239,135
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		1,077	1,179,315
Covey Park Energy LLC, 7.50%, 05/15/25(b)		591	508,260
Crestwood Midstream Partners LP, 6.25%, 04/01/23		238	229,075

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
CrownRock LP, 5.63%, 10/15/25(b)	USD	1,350	$1,215,000
DCP Midstream Operating LP:
4.75%, 09/30/21(b)		310	306,125
5.38%, 07/15/25		272	265,880
6.45%, 11/03/36(b)		232	225,040
6.75%, 09/15/37(b)		706	695,410
Denbury Resources, Inc., 9.25%, 03/31/22(b)		676	623,610
Diamondback Energy, Inc.:
4.75%, 11/01/24(b)		700	675,500
4.75%, 11/01/24		150	144,750
5.38%, 05/31/25		150	146,250
Endeavor Energy Resources LP(b):
5.50%, 01/30/26		668	684,700
5.75%, 01/30/28		450	459,090
EnLink Midstream Partners LP:
4.40%, 04/01/24		379	357,163
4.15%, 06/01/25		38	34,258
4.85%, 07/15/26		250	225,442
5.05%, 04/01/45		122	95,315
5.45%, 06/01/47		331	267,688
EP Energy LLC:
9.38%, 05/01/20		12	9,330
9.38%, 05/01/24(b)		302	134,390
7.75%, 05/15/26(b)		557	492,945
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		825	680,625
5.63%, 02/01/26		548	400,040
Genesis Energy LP:
6.50%, 10/01/25		127	111,760
6.25%, 05/15/26		232	198,940
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		726	660,660
Gulfport Energy Corp.:
6.63%, 05/01/23		200	189,000
6.38%, 01/15/26		75	64,875
Halcon Resources Corp., 6.75%, 02/15/25		659	481,070
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		429	415,057
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)		22	20,460
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(b)		179	172,735
Matador Resources Co., 5.88%, 09/15/26		580	533,600
MEG Energy Corp., 6.50%, 01/15/25(b)		788	799,820
NGL Energy Partners LP, 5.13%, 07/15/19		193	191,552
NGPL PipeCo LLC(b):
4.88%, 08/15/27		622	586,235
7.77%, 12/15/37		634	722,760
Northern Oil and Gas, Inc., 8.50% (8.50% Cash or 1.00% PIK), 05/15/23(f)		327	314,311
Oasis Petroleum, Inc., 6.88%, 03/15/22		40	37,700
Parsley Energy LLC(b):
6.25%, 06/01/24		74	71,780
5.38%, 01/15/25		1,345	1,237,400
5.25%, 08/15/25		459	415,395
5.63%, 10/15/27		258	234,458
PBF Holding Co. LLC, 7.25%, 06/15/25		315	296,100
PDC Energy, Inc.:
1.13%, 09/15/21(h)		32	28,360
5.75%, 05/15/26		171	152,190
QEP Resources, Inc.:
5.38%, 10/01/22		934	849,940
5.25%, 05/01/23		27	23,895
5.63%, 03/01/26		957	794,310
Range Resources Corp.:
5.88%, 07/01/22		40	37,000

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
5.00%, 08/15/22	USD	37	$33,115
5.00%, 03/15/23		91	80,080
4.88%, 05/15/25		254	208,280
Resolute Energy Corp., 8.50%, 05/01/20		1,112	1,095,320
Sanchez Energy Corp.:
7.75%, 06/15/21		1,536	360,960
7.25%, 02/15/23(b)		170	138,550
Seven Generations Energy Ltd.(b):
6.88%, 06/30/23		109	107,365
5.38%, 09/30/25		67	59,965
SM Energy Co.:
6.13%, 11/15/22		278	262,710
5.00%, 01/15/24		177	153,990
5.63%, 06/01/25		141	122,670
6.75%, 09/15/26		307	274,765
6.63%, 01/15/27		21	18,585
Southern Star Central Corp., 5.13%, 07/15/22(b)		47	45,120
Southwestern Energy Co.:
6.20%, 01/23/25		260	232,375
7.50%, 04/01/26		288	272,160
7.75%, 10/01/27		484	459,800
Sunoco LP:
4.88%, 01/15/23		447	435,825
5.50%, 02/15/26		168	159,180
5.88%, 03/15/28		185	173,045
Tallgrass Energy Partners LP(b):
4.75%, 10/01/23		42	40,530
5.50%, 09/15/24		845	830,213
5.50%, 01/15/28		1,983	1,903,680
Targa Resources Partners LP:
5.25%, 05/01/23		15	14,700
5.13%, 02/01/25		104	97,500
5.88%, 04/15/26(b)		458	445,405
5.00%, 01/15/28		719	650,695
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		237	221,003
6.63%, 06/15/25(i)		75	75,750
5.00%, 01/31/28		237	208,560
Tullow Oil plc, 7.00%, 03/01/25(b)		200	184,750
W&T Offshore, Inc., 9.75%, 11/01/23(b)		10	8,750
Whiting Petroleum Corp., 6.63%, 01/15/26		194	166,355
WildHorse Resource Development Corp., 6.88%, 02/01/25		310	292,950
WPX Energy, Inc.:
8.25%, 08/01/23		125	130,625
5.25%, 09/15/24		220	199,100
5.75%, 06/01/26		5	4,525

			43,586,712

Paper & Forest Products — 0.2%
Mercer International, Inc.:
7.75%, 12/01/22		54	55,620
6.50%, 02/01/24		188	183,770
5.50%, 01/15/26		172	153,940
Norbord, Inc., 6.25%, 04/15/23(b)		236	236,380
PH Glatfelter Co., 5.38%, 10/15/20		34	33,702

			663,412

Pharmaceuticals — 2.1%
Bausch Health Cos., Inc.:
5.63%, 12/01/21(b)		146	143,810
5.50%, 03/01/23(b)		910	832,650
4.50%, 05/15/23	EUR	643	694,813
5.88%, 05/15/23(b)	USD	1,054	974,950

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Pharmaceuticals (continued)
7.00%, 03/15/24(b)	USD	594	$599,940
6.13%, 04/15/25(b)		1,795	1,566,137
5.50%, 11/01/25(b)		1,014	945,555
9.00%, 12/15/25(b)		314	312,430
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(b)		445	421,638
Elanco Animal Health, Inc.(b):
4.27%, 08/28/23		206	205,826
4.90%, 08/28/28		257	261,517
Endo Dac, 6.00%, 07/15/23(b)		448	341,600
Endo Finance LLC, 7.25%, 01/15/22(b)		211	182,515
Valeant Pharmaceuticals International, Inc.(b):
9.25%, 04/01/26		328	328,000
8.50%, 01/31/27		1,194	1,158,180

			8,969,561

Professional Services — 0.3%
Jaguar Holding Co. II, 6.38%, 08/01/23(b)		1,447	1,384,779

Real Estate Management & Development — 0.3%(b)
Five Point Operating Co. LP, 7.88%, 11/15/25		213	205,545
Greystar Real Estate Partners LLC, 5.75%, 12/01/25		290	283,475
Howard Hughes Corp. (The), 5.38%, 03/15/25		394	370,360
Newmark Group, Inc., 6.13%, 11/15/23		158	155,579
Realogy Group LLC, 4.50%, 04/15/19		127	126,524

			1,141,483

Road & Rail — 0.6%(b)
Avolon Holdings Funding Ltd., 5.13%, 10/01/23		482	460,310
Herc Rentals, Inc.:
7.50%, 06/01/22		343	355,862
7.75%, 06/01/24		128	133,440
Hertz Corp. (The), 7.63%, 06/01/22		562	529,685
Park Aerospace Holdings Ltd.:
3.63%, 03/15/21		310	298,375
5.25%, 08/15/22		612	592,110
5.50%, 02/15/24		10	9,650

			2,379,432

Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		83	89,017
Entegris, Inc., 4.63%, 02/10/26(b)		261	240,120
Qorvo, Inc., 5.50%, 07/15/26(b)		983	938,765
Versum Materials, Inc., 5.50%, 09/30/24(b)		234	231,660

			1,499,562

Software — 3.9%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		588	577,710
CDK Global, Inc., 4.88%, 06/01/27		1,091	1,011,902
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		1,468	1,537,730
Infor Software Parent LLC, 7.13% (7.13% Cash or 7.88% PIK), 05/01/21(b)(f)		858	834,405
Infor US, Inc., 6.50%, 05/15/22		3,859	3,732,232
Informatica LLC, 7.13%, 07/15/23(b)		1,789	1,742,289
Nuance Communications, Inc.:
5.38%, 08/15/20(b)		22	21,972
6.00%, 07/01/24		57	56,715
5.63%, 12/15/26		314	298,300
PTC, Inc., 6.00%, 05/15/24		314	315,570
RP Crown Parent LLC, 7.38%, 10/15/24(b)		675	680,063
Solera LLC, 10.50%, 03/01/24(b)		3,715	3,956,475
Sophia LP, 9.00%, 09/30/23(b)		203	203,000
Symantec Corp., 5.00%, 04/15/25(b)		230	214,516
TIBCO Software, Inc., 11.38%, 12/01/21(b)		1,149	1,203,578
Veritas US, Inc., 7.50%, 02/01/23(b)		200	163,000

			16,549,457

Security	Par (000)		Value

Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	USD	801	$766,957
Group 1 Automotive, Inc.:
5.00%, 06/01/22		80	75,800
5.25%, 12/15/23(b)		45	41,737
L Brands, Inc.:
6.88%, 11/01/35		598	499,450
6.75%, 07/01/36		119	96,985
Penske Automotive Group, Inc., 5.50%, 05/15/26		476	442,680
Staples, Inc., 8.50%, 09/15/25(b)		574	517,863

			2,441,472

Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC, 7.13%, 06/15/24(b)		901	916,768
Western Digital Corp., 4.75%, 02/15/26		1,668	1,446,990

			2,363,758

Thrifts & Mortgage Finance — 0.3%(b)
Ladder Capital Finance Holdings LLLP, 5.25%, 10/01/25		648	578,340
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23		281	273,975
9.13%, 07/15/26		271	263,548

			1,115,863

Trading Companies & Distributors — 1.3%
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(b)		247	200,070
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		113	113,282
6.50%, 10/01/25		124	115,940
HD Supply, Inc., 5.38%, 10/15/26(b)		3,102	3,008,940
United Rentals North America, Inc.:
5.50%, 07/15/25		801	754,942
4.63%, 10/15/25		571	509,618
5.88%, 09/15/26		132	124,410
6.50%, 12/15/26		150	147,750
5.50%, 05/15/27		527	488,793

			5,463,745

Wireless Telecommunication Services — 2.4%
Digicel Group Ltd., 8.25%, 09/30/20(b)		818	547,038
Digicel Ltd., 6.00%, 04/15/21(b)		1,505	1,356,381
Hughes Satellite Systems Corp.:
7.63%, 06/15/21		32	33,200
5.25%, 08/01/26		514	470,953
Inmarsat Finance plc, 4.88%, 05/15/22(b)		200	188,580
Sprint Corp.:
7.88%, 09/15/23		1,231	1,263,314
7.13%, 06/15/24		3,721	3,685,055
7.63%, 02/15/25		118	118,000
7.63%, 03/01/26		749	739,637
T-Mobile USA, Inc.:
4.00%, 04/15/22		239	233,025
6.38%, 03/01/25		124	125,240
5.13%, 04/15/25		160	155,400
6.50%, 01/15/26		441	449,820
4.50%, 02/01/26		514	471,595
4.75%, 02/01/28		560	506,800

			10,344,038

Total Corporate Bonds — 78.5% (Cost: $361,574,285)			337,467,429

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Floating Rate Loan Interests — 13.9%(j)

Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR 6 Month + 3.75%), 6.13%, 11/30/25(g)	USD	201	$198,990
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR 3 Month + 5.00%), 7.41%, 11/28/21		210	199,577
Sequa Mezzanine Holdings LLC, 2nd Lien Term Loan, (LIBOR 3 Month + 9.00%), 11.52%, 04/28/22(g)		45	42,525

			441,092

Auto Components — 0.0%(g)
Mavis Tire Express Services Corp., 1st Lien Term Loan, (LIBOR 1 Month + 3.25%), 5.75%, 03/15/25		102	97,883
Mavis Tire Express Services Corp., Delayed Draw 1st Lien Term Loan, (LIBOR 1 Month + 3.25%), 6.05%, 03/15/25		2	2,348

			100,231

Chemicals — 1.0%
Alpha 3 BV, Term Loan, 01/31/24(k)		724	686,822
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR 3 Month + 5.25%), 8.05%, 08/12/22(g)		518	509,821
Greenrock Finance, Inc., Term Loan, (LIBOR 3 Month + 3.50%), 6.30%, 06/28/24		63	62,093
Invictus Co., Term Loan B, (LIBOR 3 Month + 3.00%), 5.50%, 03/28/25		153	148,515
Invictus Co., Term Loan B26, (LIBOR 3 Month + 6.75%), 9.25%, 03/30/26		84	83,790
Messer Industries LLC, Term Loan, 10/01/25(k)		1,375	1,301,671
Starfruit Finco BV, Term Loan, 10/01/25(g)(k)		1,376	1,314,100

			4,106,812

Commercial Services & Supplies — 0.7%
Access CIG LLC, 2nd Lien Term Loan:
(LIBOR 3 Month + 7.75%), 10.46% , 02/27/26		37	36,752
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR 3 Month + 4.25%), 6.73% - 6.76%, 06/21/24		1,891	1,791,753
GFL Environmental, Inc., Term Loan B, (LIBOR 1 Month + 3.00%), 5.52%, 05/30/25		993	923,527
Tempo Acquisition LLC, Term Loan, (LIBOR 1 Month + 3.00%), 5.52%, 05/01/24		191	181,982
West Corp., Term Loan, (LIBOR 3 Month + 3.50%), 6.03%, 10/10/24		100	90,752

			3,024,766

Construction & Engineering — 0.3%
Ply Gem, Inc., Term Loan B, (LIBOR 3 Month + 3.75%), 6.18%, 04/01/25(g)		591	538,026
SRS Distribution, Inc., Term Loan B, (LIBOR 1 Month + 3.25%), 5.77%, 05/23/25		594	552,340

			1,090,366

Containers & Packaging — 0.3%
Verallia Packaging SAS, Term Loan B4, (EURIBOR 1 Month + 2.75%), 2.75%, 10/31/22	EUR	1,000	1,114,528

Diversified Consumer Services — 0.1%
Laureate Education, Inc., Term Loan, (LIBOR 3 Month + 3.50%), 6.03%, 04/26/24	USD	206	201,573
TierPoint LLC, Term Loan, (LIBOR 1 Month + 3.75%), 6.27%, 05/06/24		197	183,043

			384,616

Security	Par (000)		Value

Diversified Financial Services — 0.1%
LTI Holdings, Inc., Term Loan, (LIBOR 1 Month + 3.50%), 6.02%, 09/06/25	USD	214	$201,417
WP CPP Holdings, Term Loan B, (LIBOR 3 Month + 3.75%), 6.28%, 03/16/25		84	80,752

			282,169

Diversified Telecommunication Services — 0.4%
Altice France SA, Term Loan, (LIBOR 1 Month + 4.00%), 6.46%, 08/14/26		560	527,800
CenturyLink, Inc., Term Loan, (LIBOR 1 Month + 2.75%), 5.27%, 01/31/25		938	872,840
Frontier Communications Corp., Term Loan, 03/31/21(k)		335	317,730

			1,718,370

Electric Utilities — 0.0%
Vistra Operations Co. LLC, Term Loan B3, 12/31/25(k)		172	164,676

Energy Equipment & Services — 0.8%
McDermott International, Inc., Term Loan, 05/12/25(k)		2,431	2,263,298
Pioneer Energy Services Corp., Term Loan, (LIBOR 1 Month + 7.75%), 10.21%, 11/08/22(g)		1,007	991,895
Weatherford International Ltd., Term Loan, (LIBOR 1 Month + 1.43%), 3.96%, 07/13/20(g)		229	213,705

			3,468,898

Food Products — 0.1%
CHG PPC Parent LLC, Term Loan, (LIBOR 1 Month + 2.75%), 5.27%, 03/31/25		147	141,002
Chobani LLC, Term Loan, (LIBOR 1 Month + 3.50%), 6.02%, 10/10/23		69	63,918
JBS USA Lux SA, Term Loan, (LIBOR 3 Month + 2.50%), 5.02% - 5.30%, 10/30/22		146	140,383

			345,303

Gas Utilities — 0.1%
Midcoast Operating LP, Term Loan, (LIBOR 3 Month + 5.50%), 8.30%, 06/30/25		429	415,388

Health Care Equipment & Supplies — 0.6%
DJO Finance LLC, 1st Lien Term Loan B, 06/08/20(k)		1,326	1,306,993
Immucor, Inc., 1st Lien Term Loan, (LIBOR 3 Month + 5.00%), 7.80%, 06/15/21		1,247	1,223,684
Universal Hospital Services, Inc., Delayed Draw Term Loan B, 10/18/25(g)(k)		123	118,695

			2,649,372

Health Care Providers & Services — 1.0%
AHP Health Partners, Inc., Term Loan, (LIBOR 1 Month + 4.50%), 7.02%, 06/30/25		233	228,755
Auris LuxCo, Term Loan, 07/24/25(k)		244	236,834
Concentra, Inc., 2nd Lien Term Loan, (LIBOR 1 Month + 6.50%), 8.88%, 07/25/23		328	324,720
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR 1 Month + 3.75%), 6.27%, 05/31/25		152	146,996
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan, (LIBOR 1 Month + 3.75%), 0.00% - 6.27%, 05/31/25		21	20,755
Envision Healthcare Corp., Term Loan, (LIBOR 1 Month + 3.75%), 6.27%, 10/10/25		1,637	1,521,821
Gentiva Health Services, Inc., Term Loan, (LIBOR 1 Month + 7.00%), 9.56%, 07/02/26		91	90,644
Gentiva Health Services, Inc., Term Loan U, (LIBOR 1 Month + 3.75%), 6.31%, 07/02/25(g)		649	627,766

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR 1 Month + 3.25%), 5.76%, 06/30/25	USD	278	$257,379
Quorum Health Corp., 1st Lien Term Loan, (LIBOR 1 Month + 6.75%), 9.27%, 04/29/22		330	325,594
Team Health Holdings, Inc., Term Loan, (LIBOR 1 Month + 2.75%), 5.27%, 02/06/24		333	296,744

			4,078,008

Health Care Technology — 0.1%
Change Healthcare Holdings LLC, Term Loan B, 03/01/24(k)		402	380,511
Goodrx, Inc., Term Loan, (LIBOR 1 Month + 3.00%), 5.43%, 10/10/25		139	133,614

			514,125

Hotels, Restaurants & Leisure — 1.1%
GVC Holdings plc, Term Loan, (EURIBOR 6 Month + 2.75%), 2.75%, 03/29/24	EUR	1,000	1,132,287
IRB Holding Corp., Term Loan B, (LIBOR 1 Month + 3.25%), 5.68%, 02/05/25	USD	357	339,781
Las Vegas Sands LLC, Term Loan, (LIBOR 1 Month + 1.75%), 4.27%, 03/27/25		922	878,365
Penn National Gaming, Inc., 1st Lien Term Loan, (LIBOR 1 Month + 2.25%), 4.71%, 10/15/25		112	107,871
Stars Group Holdings BV, Term Loan, (LIBOR 3 Month + 3.50%), 6.30%, 07/10/25		2,418	2,331,219

			4,789,523

Household Products — 0.0%
Energizer Holdings, Inc., 1st Lien Term Loan B, 06/20/25(k)		97	93,484

Industrial Conglomerates — 0.4%
Accudyne Industries LLC, Term Loan, (LIBOR 1 Month + 3.00%), 5.52%, 08/18/24		667	631,545
Filtration Group Corp., Term Loan B, (LIBOR 1 Month + 3.00%), 5.52%, 03/29/25		77	74,448
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR 3 Month + 3.25%), 5.77% - 6.05%, 02/21/25		176	166,011
PSAV Holdings LLC, 2nd Lien Term Loan, 09/01/25(g)(k)		102	98,057
Uber Technologies, Inc., Term Loan, (LIBOR 1 Month + 4.00%), 6.39%, 03/14/25(g)		604	587,356
Vertiv Co., Term Loan B, (LIBOR 3 Month + 4.00%), 6.71%, 11/30/23		297	269,100

			1,826,517

Insurance — 0.5%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR 1 Month + 2.75%), 5.21%, 05/09/25		82	76,944
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR 1 Month + 6.50%), 9.02%, 08/04/25		681	672,065
Sedgwick, 1st Lien Term Loan, 11/06/25(k)		1,093	1,041,542
USI, Inc., 1st Lien Term Loan B, (LIBOR 3 Month + 3.00%), 5.80%, 05/16/24		233	219,036

			2,009,587

IT Services — 1.1%
Boxer Parent Co., Inc., Term Loan B, (LIBOR 3 Month + 4.25%), 7.05%, 10/02/25		773	743,773
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR 1 Month + 6.75%), 9.27%, 04/28/25		40	39,300
CCC Information Services, Inc., Term Loan, (LIBOR 1 Month + 3.00%), 5.53%, 04/29/24		130	123,617
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR 3 Month + 6.00%), 8.53%, 06/15/23(g)		37	35,022

Security	Par (000)		Value

IT Services (continued)
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR 1 Month + 3.25%), 5.77%, 11/29/24	USD	334	$321,639
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR 1 Month + 7.25%), 9.77%, 12/01/25		123	118,910
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR 3 Month + 7.25%), 9.79%, 08/01/25		83	73,974
Peak 10 Holding Corp., Term Loan, (LIBOR 3 Month + 3.50%), 6.31%, 08/01/24		193	174,591
Renaissance Learning, Inc., Term Loan, (LIBOR 1 Month + 3.25%), 5.77%, 05/24/25		172	159,333
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR 1 Month + 2.25%), 4.77%, 04/16/25		517	487,021
SS&C Technologies, Inc., 1st Lien Term Loan B5, (LIBOR 1 Month + 2.25%), 4.77%, 04/16/25		330	311,189
Verscend Holding Corp., Term Loan B, (LIBOR 1 Month + 4.50%), 7.02%, 08/27/25		2,103	2,029,536

			4,617,905

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan, (LIBOR 1 Month + 3.25%), 5.77%, 08/30/24		123	116,245

Machinery — 0.3%
Altra Industrial Motion Corp., Term Loan, (LIBOR 1 Month + 2.00%), 4.52%, 09/26/25		286	270,674
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan, (LIBOR 1 Month + 6.75%), 9.27%, 08/03/26		139	135,525
Titan Acquisition Ltd., Term Loan, 03/28/25(k)		1,047	955,346

			1,361,545

Media — 1.2%
Ascend Learning LLC, Term Loan B, (LIBOR 1 Month + 3.00%), 5.52%, 07/12/24		76	71,665
Charter Communications Operating LLC, Term Loan, (LIBOR 1 Month + 1.50%), 4.03%, 03/31/23		1,926	1,829,368
Gray Television, Inc., Term Loan, 11/02/25(k)		127	122,465
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR 1 Month + 3.75%), 6.26% , 11/27/23		117	112,934
(LIBOR 6 Month + 6.63%), 6.63% , 01/02/24		2,255	2,215,341
(LIBOR 1 Month + 4.50%), 7.01% , 01/02/24		388	384,805
Xplornet Communications, Inc., Term Loan, (LIBOR 3 Month + 4.00%), 6.80%, 09/09/21(g)		397	392,037

			5,128,615

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR 1 Month + 3.25%), 5.63%, 10/25/20		332	279,977

Multi-Utilities — 0.0%
Exgen Renewables IV LLC, Term Loan, (LIBOR 3 Month + 3.00%), 5.71%, 11/28/24		104	98,237

Oil, Gas & Consumable Fuels — 0.6%
BCP Raptor II LLC, Term Loan, (LIBOR 3 Month + 4.75%), 7.14%, 10/22/25		132	121,935
Bronco Midstream Funding LLC, Term Loan B, (LIBOR 1 Month + 3.50%), 6.01%, 08/14/23		45	43,602
California Resources Corp., Term Loan:
, 12/31/21(k)		927	906,295
(LIBOR 1 Month + 4.75%), 7.26% , 12/31/22		1,052	1,017,083
CNX Resources Corp., Term Loan, (LIBOR 1 Month + 6.00%), 8.53%, 11/28/22		419	422,477
Gavilan Resources LLC, 2nd Lien Term Loan, (LIBOR 1 Month + 6.00%), 8.50%, 03/01/24		220	166,621

			2,678,013

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Pharmaceuticals — 0.5%
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR 1 Month + 3.50%), 6.06%, 03/21/25	USD	513	$485,657
Bausch Health Co., Inc., Term Loan, (LIBOR 1 Month + 3.00%), 5.38%, 06/02/25		480	457,249
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR 1 Month + 4.25%), 6.81%, 04/29/24		752	711,050
Valeant Pharmaceuticals International, Inc., Term Loan, (LIBOR 1 Month + 2.75%), 5.13%, 11/14/25		342	323,525

			1,977,481

Real Estate Management & Development — 0.0%
Forest City, Term Loan B, (LIBOR 6 Month + 4.00%), 6.38%, 12/31/25		128	124,586

Software — 1.4%
Financial & Risk US Holdings, Inc., Term Loan, (LIBOR 1 Month + 3.75%), 6.27%, 10/01/25		5,069	4,815,550
Infor US, Inc., Term Loan, (LIBOR 1 Month + 2.75%), 5.27%, 02/01/22		164	156,429
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR 3 Month + 8.25%), 9.25%, 11/01/24		569	560,823
McAfee LLC, Term Loan, (LIBOR 1 Month + 3.75%), 6.27%, 09/30/24		206	199,571
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR 1 Month + 3.25%), 5.63%, 07/31/25(g)		147	138,915
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR 1 Month + 2.25%), 4.77%, 04/16/25		183	171,901

			6,043,189

Specialty Retail — 0.3%
Belron Finance US LLC, Term Loan B, (LIBOR 3 Month + 2.25%), 4.84%, 11/07/24(g)		164	156,534
EG Group Ltd., Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 02/07/25	EUR	336	372,204
EG Group Ltd., Term Loan B1, (EURIBOR 3 Month + 4.00%), 4.00%, 02/07/25		660	733,832

			1,262,570

Trading Companies & Distributors — 0.0%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR 1 Month + 2.25%), 4.68%, 01/02/25	USD	177	168,077

Wireless Telecommunication Services — 0.7%
Digicel International Finance Ltd., Term Loan, (LIBOR 3 Month + 3.25%), 5.96%, 05/27/24		286	258,797
Ligado Networks LLC, Term Loan, (LIBOR 3 Month + 12.50%), 15.27%, 12/07/20		612	114,672
New Lightsquared LLC, 1st Lien Term Loan, (LIBOR 3 Month + 0.00%), 11.52%, 12/07/20		2,412	1,639,092
Sprint Communications, Inc., Term Loan, (LIBOR 1 Month + 3.00%), 5.56%, 02/02/24		1,088	1,049,920

			3,062,481

Total Floating Rate Loan Interests — 13.9% (Cost: $63,116,236)			59,536,752

Preferred Securities — 1.6%

Capital Trusts — 1.4%(d)(j)

Banks — 1.3%
Bank of America Corp.:
Series X, 6.25%		558	551,304
Series Z, 6.50%		341	345,263
Series AA, 6.10%		1,465	1,443,025
CIT Group, Inc., Series A, 5.80%		295	266,975
JPMorgan Chase & Co.:
Series V, 5.00%		640	617,600

Security	Par (000)		Value

Banks (continued)
Series Q, 5.15%	USD	190	$180,994
Series U, 6.13%		99	98,258
Series X, 6.10%		1,356	1,347,525
Wells Fargo & Co.:
Series S, 5.90%		150	142,912
Series U, 5.87%		435	429,976

			5,423,832

Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series P, 5.00%		317	265,456
Morgan Stanley, Series H, 5.45%		162	157,564

			423,020

Total Capital Trusts — 1.4% (Cost: $6,259,538)			5,846,852

		Shares

Trust Preferreds — 0.2%

Banks — 0.2%
GMAC Capital Trust I, Series 2, 8.40%, 02/15/40(j)		32,966	835,688

Total Trust Preferreds — 0.2% (Cost: $862,505)			835,688

Total Preferred Securities — 1.6% (Cost: $7,122,043)			6,682,540

Total Long-Term Investments — 95.3% (Cost: $438,756,678)			409,131,529

Short-Term Securities — 5.2%(l)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(m)		21,772,561	21,772,561
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.24%		719,274	719,274

Total Short-Term Securities — 5.2% (Cost: $22,491,835)			22,491,835

Total Investments — 100.5% (Cost: $461,248,513)			431,623,364

Liabilities in Excess of Other Assets — (0.5)%			(2,016,668)

Net Assets — 100.0%			$429,606,696

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Perpetual security with no stated maturity date.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Convertible security.
(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Annualized 7-day yield as of period end.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund

(m)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	15,856,054	5,916,507	21,772,561	$21,772,561	$263,428	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 2 Year Note	108	03/29/19	$22,930	$65,841
U.S. Treasury 5 Year Note	101	03/29/19	11,583	72,010

				$137,851

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	121,499	GBP	95,000	JPMorgan Chase Bank NA	02/05/19	$204
USD	7,921,067	EUR	6,948,000	UBS AG	02/05/19	(62,698)

	Net unrealized depreciation					$(62,494)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.31.V1	5.00%	Quarterly	12/20/23	B+	USD	4,495	$97,091	$175,400	$(78,309)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B-	USD	116	$(15,792)	$221	$(16,013)
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/23	B-	USD	208	(28,317)	1,939	(30,256)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	B+	USD	312	(49,580)	(23,800)	(25,780)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	B+	USD	567	(123,321)	(97,383)	(25,938)

								$(217,010)	$(119,023)	$(97,987)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$175,400	$—	$—	$(78,309)
OTC Swaps	2,160	(121,183)	—	(97,987)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$137,851	$—	$137,851
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	204	—	—	204
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,160	—	—	—	—	2,160

	$—	$2,160	$—	$204	$137,851	$—	$140,215

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$62,698	$—	$—	$62,698
Swaps — centrally cleared
Net unrealized depreciation(a)	—	78,309	—	—	—	—	78,309
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	219,170	—	—	—	—	219,170

	$—	$297,479	$—	$62,698	$—	$—	$360,177

(a)

Includes cumulative appreciation on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(20,003)	$—	$127,898	$—	$107,895
Forward foreign currency exchange contracts	—	—	—	432,068	—	—	432,068
Swaps	—	223,351	—	—	—	—	223,351

	$—	$223,351	$(20,003)	$432,068	$127,898	$—	$763,314

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$126,587	$—	$126,587
Forward foreign currency exchange contracts	—	—	—	(13,228)	—	—	(13,228)
Swaps	—	(230,188)	—	—	—	—	(230,188)

	$—	$(230,188)	$—	$(13,228)	$126,587	$—	$(116,829)

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,628,297
Average notional value of contracts — short	2,261,680
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	9,652,776
Average amounts sold — in USD	3,482,021
Credit default swaps:
Average notional value — buy protection	75,452
Average notional value — sell protection	14,444,250

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$40,437	$—
Forward foreign currency exchange contracts	204	62,698
Swaps — Centrally cleared	5,154	—
Swaps — OTC(a)	2,160	219,170

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$47,955	$281,868
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(45,591)	—

Total derivative assets and liabilities subject to an MNA	$2,364	$281,868

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank plc	$2,160	$(2,160)	$—	$—	$—
JPMorgan Chase Bank NA	204	—	—	—	204

	$2,364	$(2,160)	$—	$—	$204

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Barclays Bank plc	$219,170	$(2,160)	$—	$—	$217,010
UBS AG	62,698	—	—	—	62,698

	$281,868	$(2,160)	$—	$—	$279,708

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$5,444,808	$—	$—	$5,444,808
Corporate Bonds(a)	—	337,467,429	—	337,467,429
Floating Rate Loan Interests:
Aerospace & Defense	—	199,577	241,515	441,092
Auto Components	—	—	100,231	100,231
Chemicals	—	2,282,891	1,823,921	4,106,812
Commercial Services & Supplies	—	3,024,766	—	3,024,766
Construction & Engineering	—	552,340	538,026	1,090,366
Containers & Packaging	—	1,114,528	—	1,114,528
Diversified Consumer Services	—	384,616	—	384,616
Diversified Financial Services	—	282,169	—	282,169
Diversified Telecommunication Services	—	1,718,370	—	1,718,370
Electric Utilities	—	164,676	—	164,676
Energy Equipment & Services	—	2,263,298	1,205,600	3,468,898
Food Products	—	345,303	—	345,303
Gas Utilities	—	415,388	—	415,388
Health Care Equipment & Supplies	—	2,530,677	118,695	2,649,372
Health Care Providers & Services	—	3,450,242	627,766	4,078,008
Health Care Technology	—	514,125	—	514,125
Hotels, Restaurants & Leisure	—	4,789,523	—	4,789,523
Household Products	—	93,484	—	93,484
Industrial Conglomerates	—	1,141,104	685,413	1,826,517
Insurance	—	2,009,587	—	2,009,587
IT Services	—	4,582,883	35,022	4,617,905
Life Sciences Tools & Services	—	116,245	—	116,245
Machinery	—	1,361,545	—	1,361,545
Media	—	4,736,578	392,037	5,128,615
Multiline Retail	—	279,977	—	279,977
Multi-Utilities	—	98,237	—	98,237
Oil, Gas & Consumable Fuels	—	2,678,013	—	2,678,013
Pharmaceuticals	—	1,977,481	—	1,977,481
Real Estate Management & Development	—	124,586	—	124,586
Software	—	5,904,274	138,915	6,043,189
Specialty Retail	—	1,106,036	156,534	1,262,570
Trading Companies & Distributors	—	168,077	—	168,077
Wireless Telecommunication Services	—	3,062,481	—	3,062,481
Preferred Securities:
Banks	835,688	5,423,832	—	6,259,520
Capital Markets	—	423,020	—	423,020
Short-Term Securities	22,491,835	—	—	22,491,835
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(658)	(527)	(1,185)

	$28,772,331	$396,786,700	$6,063,148	$431,622,179

Derivative Financial Instruments(c)
Assets:
Foreign currency exchange contracts	$—	$204	$—	$204
Interest rate contracts	137,851	—	—	137,851
Liabilities:
Credit contracts	—	(176,296)	—	(176,296)
Foreign currency exchange contracts	—	(62,698)	—	(62,698)

	$137,851	$(238,790)	$—	$(100,939)

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between Level 1 and Level 2.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock High Yield V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets:
Opening Balance, as of December 31, 2017	$470,250	$2,263,498	$1,972,247	$110	$4,706,105
Transfers into Level 3	—	500,675	—	—	500,675
Transfers out of Level 3	—	(107,060)	—	—	(107,060)
Accrued discounts/premiums	—	10,020	—	—	10,020
Net realized gain (loss)	11,581	7,545	657,271	—	676,397
Net change in unrealized appreciation (depreciation)(a)(b)	4,750	(228,122)	(685,682)	(637)	(909,691)
Purchases	—	6,248,181	—	—	6,248,181
Sales	(486,581)	(2,631,062)	(1,943,836)	—	(5,061,479)

Closing Balance, as of December 31, 2018	$—	$6,063,675	$—	$(527)	$6,063,148

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018(b)	$—	$(233,563)	$—	$(527)	$(234,090)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statement of Assets and Liabilities

December 31, 2018

BlackRock High Yield V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $439,475,952)	$409,850,803
Investments at value — affiliated (cost — $21,772,561)	21,772,561
Cash pledged:
Futures contracts	130,000
Centrally cleared swaps	242,000
Foreign currency at value (cost — $21,814)	21,836
Receivables:
Investments sold	2,073,636
Capital shares sold	81,997
Dividends — affiliated	32,130
Dividends — unaffiliated	89
Interest — unaffiliated	6,525,613
From the Manager	187,049
Variation margin on futures contracts	40,437
Variation margin on centrally cleared swaps	5,154
Swap premiums paid	2,160
Unrealized appreciation on:
Forward foreign currency exchange contracts	204
Prepaid expenses	481

Total assets	440,966,150

LIABILITIES
Bank overdraft	143,647
Payables:
Investments purchased	4,601,323
Capital shares redeemed	3,624,740
Income dividend distributions	1,885,190
Distribution fees	53,635
Board realignment and consolidation	187,049
Investment advisory fees	174,216
Directors’ and Officer’s fees	6,501
Other affiliates	1,292
Other accrued expenses	398,808
Swap premiums received	121,183
Unrealized depreciation on:
Forward foreign currency exchange contracts	62,698
OTC swaps	97,987
Unfunded floating rate loan interests	1,185

Total liabilities	11,359,454

NET ASSETS	$429,606,696

NET ASSETS CONSIST OF
Paid-in capital	$468,762,824
Accumulated loss	(39,156,128)

NET ASSETS	$429,606,696

NET ASSET VALUE
Class I — Based on net assets of $185,735,605 and 27,301,252 shares outstanding, 200 million shares authorized, $0.10 par value	$6.80

Class III — Based on net assets of $243,871,091 and 35,869,751 shares outstanding, 100 million shares authorized, $0.10 par value	$6.80

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2018

BlackRock High Yield V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$263,428
Dividends — unaffiliated	195,774
Interest — unaffiliated	27,319,058

Total investment income	27,778,260

EXPENSES
Investment advisory	2,257,345
Transfer agent — class specific	753,619
Distribution — class specific	690,432
Board realignment and consolidation	187,049
Accounting services	157,839
Professional	97,692
Printing	70,101
Custodian	32,756
Directors and Officer	23,082
Transfer agent	4,675
Miscellaneous	26,676

Total expenses	4,301,266
Less:
Fees waived and/or reimbursed by the Manager	(197,987)
Transfer agent fees waived and/or reimbursed — class specific	(500,330)

Total expenses after fees waived and/or reimbursed	3,602,949

Net investment income	24,175,311

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,194,408)
Forward foreign currency exchange contracts	432,068
Foreign currency transactions	202,458
Futures contracts	107,895
Swaps	223,351

(3,228,636)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(34,418,648)
Forward foreign currency exchange contracts	(13,228)
Foreign currency translations	11,149
Futures contracts	126,587
Swaps	(230,188)
Unfunded floating rate loan interests	(1,295)

(34,525,623)

Net realized and unrealized loss	(37,754,259)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,578,948)

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	BlackRock High Yield V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,175,311	$19,309,067
Net realized gain (loss)	(3,228,636)	7,903,036
Net change in unrealized appreciation (depreciation)	(34,525,623)	(1,348,280)

Net increase (decrease) in net assets resulting from operations	(13,578,948)	25,863,823

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(10,593,725)	(8,390,075)
Class III	(14,484,449)	(11,127,344)

Decrease in net assets resulting from distributions to shareholders	(25,078,174)	(19,517,419)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,839,455	96,093,493

NET ASSETS(b)
Total increase (decrease) in net assets	(15,817,667)	102,439,897
Beginning of year	445,424,363	342,984,466

End of year	$429,606,696	$445,424,363

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund

	Class I

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$7.39	$7.24	$6.77	$7.44	$7.67

Net investment income(a)	0.38	0.38	0.37	0.36	0.40
Net realized and unrealized gain (loss)	(0.57)	0.15	0.48	(0.61)	(0.18)

Net increase (decrease) from investment operations	(0.19)	0.53	0.85	(0.25)	0.22

Distributions from net investment income(b)	(0.40)	(0.38)	(0.38)	(0.42)	(0.45)

Net asset value, end of year	$6.80	$7.39	$7.24	$6.77	$7.44

Total Return(c)
Based on net asset value	(2.79)%	7.48%	12.92%	(3.60)%	2.89%

Ratios to Average Net Assets(d)
Total expenses	0.77%	0.78%	0.80%	0.84%	0.87%

Total expenses after fees waived and/or reimbursed	0.63%	0.67%	0.68%	0.70%	0.73%

Net investment income	5.30%	5.13%	5.29%	4.86%	5.23%

Supplemental Data
Net assets, end of year (000)	$185,736	$201,945	$152,835	$127,742	$139,729

Portfolio turnover rate	79%	75%	89%	73%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund (continued)

	Class III

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$7.38	$7.24	$6.76	$7.43	$7.67

Net investment income(a)	0.36	0.36	0.36	0.34	0.38
Net realized and unrealized gain (loss)	(0.56)	0.14	0.48	(0.61)	(0.18)

Net increase (decrease) from investment operations	(0.20)	0.50	0.84	(0.27)	0.20

Distributions from net investment income(b)	(0.38)	(0.36)	(0.36)	(0.40)	(0.44)

Net asset value, end of year	$6.80	$7.38	$7.24	$6.76	$7.43

Total Return(c)
Based on net asset value	(2.89)%	7.08%	12.82%	(3.85)%	2.51%

Ratios to Average Net Assets(d)
Total expenses	1.02%	1.03%	1.00%	1.06%	1.07%

Total expenses after fees waived and/or reimbursed	0.87%	0.92%	0.92%	0.94%	0.98%

Net investment income	5.05%	4.87%	5.05%	4.63%	4.86%

Supplemental Data
Net assets, end of year (000)	$243,871	$243,479	$190,149	$95,139	$51,524

Portfolio turnover rate	79%	75%	89%	73%	87%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: The Board of Directors of the Company (the “Board”) approved an Agreement and Plan of Reorganization with respect to the following Target Fund (“Target Fund”), pursuant to which the Target Fund reorganized into a newly created series (“Acquiring Fund”) of BlackRock Variable Series Funds II, Inc., a newly organized Maryland corporation. The reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock High Yield V.I. Fund	BlackRock Variable Series Funds, Inc.	BlackRock High Yield V.I. Fund	BlackRock Variable Series Funds II, Inc.

The Reorganization was effected in connection with the proposed reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of the Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. Each shareholder of a Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post-Reorganization
BlackRock High Yield V.I. Fund	69,393,119	1	69,393,119

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganizations was as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock High Yield V.I. Fund	$504,306,175	$501,662,096	$505,106,715

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with a potential realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Access CIG LLC, Term Loan	11,356	$11,356	$11,217	$(139)
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan	16,622	16,622	16,103	(519)
Mavis Tire Express Services Corp., Delayed Draw 1st Lien Term Loan	13,960	13,964	13,437	(527)

				$(1,185)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the aggregate average daily net assets of the Fund and BlackRock Total Return V.I. Fund, a series of the Company, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.55%
$250 Million — $500 Million	0.50
$500 Million — $750 Million	0.45
Greater than $750 Million	0.40

For the year ended December 31, 2018, the aggregate average daily net assets of the Fund and BlackRock Total Return V.I. Fund were approximately $925,048,876.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the class specific distribution fees borne directly by Class III were $690,432.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$316,414	$437,205	$753,619

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $10,938.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $5,150 for certain accounting services, which is included in accounting services in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

The Fund has begun to incur expenses in connection with a proposed realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount reimbursed was $187,049.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer agent fees waived and/or reimbursed	$200,928	$299,402	$500,330

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$39,630,877
Sales	10,140,303
Net Realized Loss	(134,328)

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were $376,361,530 and $360,689,959, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$25,078,174	$19,517,419

As of December 31, 2018, the tax components of accumulated loss were as follows:

Capital loss carryforward	$(7,387,971)
Net unrealized losses(a)	(31,768,157)

$(39,156,128)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements and the classification of investments.

As of December 31, 2018, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $7,387,971.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$462,825,003

Gross unrealized appreciation	$469,249
Gross unrealized depreciation	(31,871,823)

Net unrealized depreciation	$(31,402,574)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	5,042,504	$36,340,639	8,305,552	$61,351,404
Shares issued in reinvestment of distributions	1,458,219	10,550,832	1,123,883	8,293,740
Shares redeemed	(6,544,646)	(47,246,857)	(3,183,322)	(23,471,934)

Net increase (decrease)	(43,923)	$(355,386)	6,246,113	$46,173,210

Class III
Shares sold	33,609,633	$243,303,797	27,190,401	$200,516,323
Shares issued in reinvestment of distributions	1,977,382	14,290,069	1,490,839	11,005,500
Shares redeemed	(32,705,712)	(234,399,025)	(21,963,775)	(161,601,540)

Net increase	2,881,303	$23,194,841	6,717,465	$49,920,283

Total Net Increase	2,837,380	$22,839,455	12,963,578	$96,093,493

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and Distributions in excess of net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income
Class I	(8,390,075)
Class III	(11,127,344)

Distributions in excess of net investment income as of December 31, 2017 was $(533,776).

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield V.I. Fund and the Board of Directors of BlackRock Variable Series Funds II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds II, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Corporation”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

On September 17, 2018, each Fund acquired the assets, subject to the liabilities of BlackRock High Yield V.I. Fund (the “Predecessor High Yield V.I. Fund”), BlackRock Total Return V.I. Fund (the “Predecessor Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “Predecessor U.S. Government Bond V.I. Fund”) (each, a “Predecessor Fund,” and collectively, the “Predecessor Funds”), each a series of BlackRock Variable Series Funds, Inc. (the “Predecessor Corporation”), respectively, through a reorganization (the “Reorganization”). Each Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as its respective Predecessor Fund. As a result of the Reorganization, each Fund adopted the performance and financial history of its respective Predecessor Fund. The Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement” or the “Predecessor Agreement”) between the Predecessor Corporation, on behalf of each Predecessor Fund, and the Manager.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund (and those provided to each Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s (and each Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Predecessor Agreement was most recently considered and approved by the board of directors of the Predecessor Corporation (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreement were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreement. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to each Predecessor Fund); (b) the investment performance of each Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund and each Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund and each Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreement. These meetings were considered by the Board in evaluating approval of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of each Fund and the fees and expense ratios of each Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for each Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund and those provided to each Predecessor Fund and the resulting performance of each Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	39

Disclosure of Investment Advisory Agreement  (continued)

comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of each Predecessor Fund. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Predecessor Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreement.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to each Fund (and those provided to each Predecessor Fund). The Board considered that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Predecessor Fund. In connection with its review of each Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of each Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor High Yield V.I. Fund ranked in the second, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor High Yield V.I. Fund’s underperformance during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Total Return V.I. Fund ranked in the third, third, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor Total Return V.I. Fund’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor U.S. Government Bond V.I. Fund ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor U.S. Government Bond V.I. Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund and each Predecessor Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, considered that each Fund’s proposed contractual management fee rate was identical to each Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that each Fund’s estimated total net expense ratio was identical to each Predecessor Fund’s total expense ratio. The Board also considered the comparison of each Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreement.

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Predecessor Fund, which would be the same services to be provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreement, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreement, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to each Fund based on its review of the estimated cost of the services provided to each Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Funds to each Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund and each Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor High Yield V.I. Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield V.I. Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the High Yield V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the Predecessor Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Predecessor Total Return V.I. Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Total Return V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the Predecessor U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Predecessor U.S. Government Bond V.I. Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the U.S. Government Bond V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the U.S. Government Bond V.I. Fund. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund based on its review of the Predecessor Agreement, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund (and each Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreement.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	41

Disclosure of Investment Advisory Agreement  (continued)

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviations

CDX	Credit Default Swap Index

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

OTC	Over-The-Counter

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	43

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds II, Inc.

➢	BlackRock Total Return V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

On May 8, 2018, the Board of Directors of the Company (the “Board”) and, on May 23, 2018, the Board of Trustees of State Farm Variable Product Trust each approved a reorganization of the State Farm Bond Fund (the “State Farm Fund”), with and into the Fund. At a special shareholder meeting on September 14, 2018, the shareholders of the State Farm Fund approved the reorganization, which was completed on October 29, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund’s out-of-benchmark exposure to emerging market issues was among the most significant detractors from performance as the sentiment with respect to the sector deteriorated in the second quarter of 2018. An overweight to U.S. investment grade corporate credit and agency mortgage-backed security (“MBS”) relative value strategies also detracted from performance during the period.

Positive contributions to performance for the period came from allocations to U.S. securitized assets including non-agency MBS, collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities (“CMBS”). Out-of-benchmark exposure to municipal bonds contributed positively as well.

The Fund’s underweight positioning with respect to duration (and corresponding interest rate sensitivity) added to performance relative to the benchmark.

The Fund held derivatives including options, futures contracts and swaps for risk management purposes as well as to manage exposures with the goal of generating return. The use of derivatives to manage portfolio duration generally added to the Fund’s performance during the period.

Describe recent portfolio activity.

Entering 2018 the Fund was positioned with a preference for the front end of the yield curve given the more attractive risk versus reward profile relative to longer-dated Treasuries. The Fund also emphasized income-oriented opportunities within high quality assets with less interest rate risk by holding overweight exposure to securitized assets, most notably non-agency MBS and CLOs. As the first quarter of 2018 progressed, while maintaining an underweight, the Fund’s duration was tactically increased as a strategy against an uptick in investor risk aversion, mostly concentrated on the front end of the yield curve. The Fund maintained a positive stance on emerging markets based on the backdrop of synchronized developed market growth.

Into the second quarter of 2018, the Fund maintained an underweight duration stance relative to the benchmark given firming U.S. inflation and growth alongside increased Treasury issuance. That said, the Fund took a tactical approach to duration management given the crosscurrents impacting Treasury yields including geopolitical risk and dovish European Central Bank rhetoric. The Fund’s overweight to emerging markets was reduced as broad-based selling pressure impacted the sector during the second quarter amid tightening financial conditions from a stronger U.S. dollar and higher developed market rates. The Fund was long the U.S. dollar relative to other developed market currencies as a hedge against geopolitical risk.

The Fund moved to an overweight duration position versus the benchmark in the third quarter as the rise in interest rates provided an attractive entry point. The overweight to the front end of the curve was increased with a steepening bias given the attractive risk versus reward profile relative to longer-dated Treasuries. The Fund had a slightly cautious stance on corporate credit given rich valuations.

As the fourth quarter progressed, the Fund rotated from floating to fixed rate exposure in lower quality credit, reducing the Fund’s bank loan position in favor of high yield corporate bonds. Late in the period the Fund tactically added back investment grade exposure on new issuance to move to a neutral weight relative to the benchmark, while further trimming emerging markets exposure. Despite broader market weakness during the year, securitized assets held up relatively well, so the Fund took some profits on that position. The Fund reduced its overweight duration stance toward the end of the period while shifting exposure farther out on the yield curve.

While the reported cash balance at period end for the Fund was slightly elevated, the Fund held a combination of physical cash with the remainder consisting of cash equivalents used in various fashions. These purposes include but are not limited to borrowed bonds for shorting, committed cash for currency trades, and commercial paper for additional short-dated return. These positions did not have a material impact on performance.

Describe portfolio positioning at period end.

At the end of the period, the Fund’s duration was maintained at a modest overweight relative to the benchmark, with a preference for the middle of the yield curve on the view that U.S. interest rates should be range-bound near term with the U.S. Federal Reserve (the “Fed”) at a near-neutral policy stance. The Fund preferred sectors that should benefit from more accommodative Fed policy going forward such as agency MBS and municipal bonds, as well as local currency emerging market debt. The Fund balanced less liquid holdings of securitized assets with front end Treasuries and other shorter-dated assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Total Return V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of Class I Shares of the Predecessor Fund (as defined below), as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

(b)

Under normal circumstances, the Fund invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, government obligations and money market securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Total Return V.I. Fund (the “Predecessor Fund”), a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2018

	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns (c)	Average Annual Total Returns
				1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)	3.04%	2.84%	1.03%	(0.46)%	2.53%	5.21%
Class III(a)	2.73	2.62	0.96	(0.63)	2.22	4.92	(d)
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	1.65	0.01	2.52	3.48

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Variable Series Funds, Inc., through the Board Reorganization. The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Predecessor Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Ending Account Value (12/31/18)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,010.30	$2.84	$2.74	$1,000.00	$1,022.38	$2.85	$1,022.48	$2.75
Class III	1,000.00	1,009.60	4.41	4.36	1,000.00	1,020.82	4.43	1,020.87	4.38

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for Class I and 0.87% for Class III ), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Class I and 0.86% for Class III ), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

FUND SUMMARY	3

Fund Summary as of December 31, 2018 (continued)	BlackRock Total Return V.I. Fund

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	37%
Corporate Bonds	31
U.S. Treasury Obligations	12
Asset-Backed Securities	7
Municipal Bonds	6
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	2
Floating Rate Loan Interests	1
Capital Trusts	—	(b)
Foreign Agency Obligations	—	(b)
Other Interests	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written, TBA sale commitments and borrowed bonds.
(b)	Representing less than 1% of the Fund’s total long investments.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	Percent of Total Investments (b)
AAA/Aaa(c)	56%
AA/Aa	6
A	15
BBB/Baa	17
BB/Ba	1
B	1
CCC/Caa	—	(d)
CC/Ca	1
C	—	(d)
NR	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low rating quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written, TBA sale commitments and borrowed bonds.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Total Return V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

FUND SUMMARY	5

Schedule of Investments December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 8.1%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (LIBOR USD 1 Month + 0.34%), 2.59%, 04/25/36(a)	USD	190	$95,063
ACE Securities Corp. Home Equity Loan Trust(a):
Series 2003-OP1, Class A2, (LIBOR USD 1 Month + 0.72%), 3.23%, 12/25/33		122	118,357
Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 2.64%, 05/25/37		100	28,674
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.54%, 07/15/26(a)(b)		234	233,810
Ajax Mortgage Loan Trust(b):
Series 2017-D, Class A, 3.75%, 12/25/57		383	384,679
Series 2018-A, Class A, 3.85%, 04/25/58(c)		376	360,865
Series 2018-A, Class B, 0.00%, 04/25/58(c)		91	49,989
Series 2018-D, Class B, 0.00%, 08/25/58(c)(d)		110	61,736
Series 2018-E, Class A, 4.38%, 06/25/58(d)		220	218,854
Series 2018-E, Class B, 5.25%, 06/25/58(d)		100	97,779
Series 2018-E, Class C, 0.00%, 06/25/58(d)		100	28,700
Series 2018-F, Class A, 4.38%, 11/25/58(d)		900	895,669
Series 2018-F, Class B, 5.25%, 11/25/58(d)		130	127,112
Series 2018-F, Class C, 0.00%, 11/25/58		310	129,348
Series 2018-G, Class A, 4.38%, 06/25/57(e)		766	762,475
Series 2018-G, Class B, 5.25%, 06/25/57(e)		103	100,682
Series 2018-G, Class C, 5.25%, 06/25/57		228	210,342
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.23%, 10/21/28(a)(b)		500	497,907
Allegro CLO V Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.24%), 3.68%, 10/16/30(a)(b)		250	249,140
ALM V Ltd.(a)(b):
Series 2012-5A, Class A1R3, (LIBOR USD 3 Month + 0.91%), 3.35%, 10/18/27		290	289,019
Series 2012-5A, Class A2R3, (LIBOR USD 3 Month + 1.25%), 3.69%, 10/18/27		250	246,015
Series 2012-5A, Class BR3, (LIBOR USD 3 Month + 1.65%), 4.09%, 10/18/27		250	244,370
ALM XII Ltd., Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 3.33%, 04/16/27(a)(b)		250	248,020
ALM XVI Ltd., Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 3.94%, 07/15/27(a)(b)		255	251,329
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.68%, 12/17/36(b)		186	186,669
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (LIBOR USD 3 Month + 2.80%), 5.24%, 10/15/28(a)(b)		100	99,837
Anchorage Capital CLO 1 Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.43%, 04/13/31(a)(b)		310	303,962
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 3.56%, 01/28/31		250	247,254
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.36%, 01/28/31		250	235,816
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 3.89%, 01/15/30		500	488,553
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.29%, 01/15/30		250	236,916
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.71%, 07/15/30(a)(b)		250	247,508
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.40%, 10/15/27(a)(b)		750	748,443

Security		Par (000)	Value
Asset-Backed Securities (continued)
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.52%, 04/15/31(a)(b)	USD	500	$494,915
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.48%, 04/20/31(a)(b)		500	491,262
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 3.45%, 12/15/27(a)(b)		130	129,287
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 4.16%, 09/15/26		130	131,442
Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 3.45%, 08/15/27		250	249,019
Ares XXXIII CLO Ltd., Series 2015-1A, Class B2R, (LIBOR USD 3 Month + 2.80%), 5.55%, 12/05/25(a)(b)		250	248,924
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.61%, 10/15/30(a)(b)		250	248,326
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 2.99%, 05/25/35(a)(c)		55	48,465
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.43%, 07/17/26(a)(b)		205	204,526
Avery Point VI CLO Ltd., Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.08%, 08/05/27(a)(b)		250	242,691
B2R Mortgage Trust(b):
Series 2015-1, Class A1, 2.52%, 05/15/48		29	28,425
Series 2015-2, Class A, 3.34%, 11/15/48		52	51,574
Babson CLO Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.19%), 3.66%, 10/20/30(a)(b)		260	258,465
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25(d)		300	194,611
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B, Class A1, (LIBOR USD 1 Month + 1.00%), 3.51%, 05/28/39		137	118,476
Series 2005-A, Class A1, (LIBOR USD 1 Month + 1.00%), 3.51%, 02/28/40		184	176,308
Series 2005-E, Class A1, (LIBOR USD 1 Month + 1.00%), 3.51%, 12/28/40		76	70,907
BCMSC Trust(d):
Series 2000-A, Class A2, 7.58%, 06/15/30		40	12,923
Series 2000-A, Class A3, 7.83%, 06/15/30		37	12,404
Series 2000-A, Class A4, 8.29%, 06/15/30		63	22,562
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2007-FS1, Class 1A3, (LIBOR USD 1 Month + 0.17%), 2.68%, 05/25/35		83	86,969
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 2.65%, 03/25/37		54	54,081
Series 2007-HE3, Class 1A4, (LIBOR USD 1 Month + 0.35%), 2.86%, 04/25/37		199	156,176
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.52%, 01/25/36(a)		7	6,848
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.68%, 10/18/29(a)(b)		250	249,271
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.65%, 10/22/30(a)(b)		500	496,846

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
BSPRT Issuer Ltd., Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.81%, 06/15/27(a)(b)	USD	28	$28,253
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, (LIBOR USD 3 Month + 1.45%), 3.92%, 01/20/29(a)(b)		300	300,105
Carrington Mortgage Loan Trust(a):
Series 2006-FRE2, Class A2, (LIBOR USD 1 Month + 0.12%), 2.63%, 10/25/36		70	51,478
Series 2006-FRE2, Class A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36		140	103,206
Series 2006-FRE2, Class A5, (LIBOR USD 1 Month + 0.08%), 2.59%, 10/25/36		24	17,264
Series 2006-NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36		88	81,823
Series 2007-RFC1, Class A4, (LIBOR USD 1 Month + 0.22%), 2.73%, 10/25/36		100	67,329
CBAM Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.72%, 07/20/30(a)(b)		250	248,705
C-BASS Trust:
Series 2006-CB7, Class A4, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36(a)		61	46,284
Series 2007-CB1, Class AF4, 3.58%, 01/25/37(e)		73	33,032
Series 2007-CB5, Class A2, (LIBOR USD 1 Month + 0.17%), 2.49%, 04/25/37(a)		58	43,163
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.52%, 06/09/30(a)(b)		250	247,582
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.56%, 10/20/28(a)(b)		430	426,393
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.70%, 10/17/30(a)(b)		510	507,265
CIFC Funding Ltd.(a)(b):
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.65%, 10/18/30		230	228,884
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.59%, 10/17/30		540	538,216
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.13%, 06/25/37(e)		100	93,972
Citigroup Mortgage Loan Trust(a):
Series 2006-NC1, Class A2D, (LIBOR USD 1 Month + 0.25%), 2.76%, 08/25/36		100	97,643
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 2.71%, 05/25/37		255	188,244
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 2.78%, 05/25/37		116	86,174
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, (LIBOR USD 1 Month + 0.32%), 2.83%, 11/25/36(a)		100	84,330
Conseco Finance Corp.:
Series 1997-3, Class M1, 7.53%, 03/15/28(d)		56	55,661
Series 1997-6, Class M1, 7.21%, 01/15/29(d)		36	36,451
Series 1998-8, Class M1, 6.98%, 09/01/30(d)		112	95,772
Series 1999-5, Class A5, 7.86%, 03/01/30(d)		46	32,810
Series 1999-5, Class A6, 7.50%, 03/01/30(d)		33	22,818
Series 2001-D, Class B1, (LIBOR USD 1 Month + 2.50%), 4.96%, 11/15/32(a)		74	73,935
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)		57	26,414
Series 2000-4, Class A6, 8.31%, 05/01/32(d)		152	69,064
Series 2000-5, Class A7, 8.20%, 05/01/31		147	88,188

Security		Par (000)	Value
Asset-Backed Securities (continued)
Countrywide Asset-Backed Certificates(a):
Series 2003-BC3, Class A2, (LIBOR USD 1 Month + 0.62%), 3.13%, 09/25/33	USD	117	$113,954
Series 2006-S10, Class A3, (LIBOR USD 1 Month + 0.32%), 2.83%, 10/25/36		40	37,841
Series 2006-SPS1, Class A, (LIBOR USD 1 Month + 0.22%), 2.73%, 12/25/25		2	2,349
Series 2007-S3, Class A3, (LIBOR USD 1 Month + 0.38%), 2.89%, 05/25/37		69	64,555
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.46%, 12/25/36(e)		15	13,703
Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(e)		100	100,232
Series 2006-SL1, Class A2, 5.56%, 09/25/36(b)(e)		87	13,856
Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 2.85%, 07/25/37(a)(b)		59	38,060
Series 2007-RP1, Class A, (LIBOR USD 1 Month + 0.31%), 2.82%, 05/25/46(a)(b)		44	38,193
CWABS Asset-Backed Certificates Trust:
Series 2005-16, Class 1AF, 5.69%, 05/25/36(d)		146	141,525
Series 2005-16, Class 2AF3, 5.67%, 05/25/36(d)		30	28,957
Series 2006-11, Class 3AV2, (LIBOR USD 1 Month + 0.16%), 2.67%, 09/25/46(a)		9	9,203
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (LIBOR USD 1 Month + 0.27%), 2.73%, 03/15/34(a)		28	26,965
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-5, Class A, (LIBOR USD 1 Month + 0.90%), 3.41%, 10/25/34(a)		116	116,272
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 06/25/35		1	2,547
Series 2006-S5, Class A5, 6.16%, 06/25/35		15	16,257
Series 2007-S1, Class A3, 5.81%, 11/25/36(d)		6	5,739
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.76%, 12/15/33(c)		22	20,381
Series 2006-RES, Class 5B1B, (LIBOR USD 1 Month + 0.19%), 2.65%, 05/15/35(c)		12	11,494
Series 2006-RES, Class 5F1A, (LIBOR USD 1 Month + 0.24%), 2.70%, 12/15/35		135	131,914
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.64%, 05/15/35		22	20,763
Series 2006-C, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.64%, 05/15/36		133	127,817
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.61%, 11/15/36		76	62,139
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(b)		212	216,951
Dorchester Park CLO Ltd., Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 3.92%, 04/20/28(a)(b)		250	245,683
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.56%, 01/15/31(a)(b)		800	793,562
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.34%, 10/15/27(a)(b)		250	248,020
First Franklin Mortgage Loan Trust(a):
Series 2004-FFH3, Class M3, (LIBOR USD 1 Month + 1.05%), 3.56%, 10/25/34		33	28,887
Series 2006-FF16, Class 2A3, (LIBOR USD 1 Month + 0.14%), 2.65%, 12/25/36		772	451,820

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Series 2006-FF17, Class A5, (LIBOR USD 1 Month + 0.15%), 2.66%, 12/25/36	USD	644	$549,452
Series 2006-FFH1, Class M2, (LIBOR USD 1 Month + 0.40%), 2.91%, 01/25/36		107	61,811
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.33%, 04/15/27(a)(b)		250	248,358
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 2.65%, 02/25/37(a)		256	196,281
GE-WMC Asset-Backed Pass-Through Certificates(a):
Series 2005-2, Class A2C, (LIBOR USD 1 Month + 0.25%), 2.76%, 12/25/35		20	19,826
Series 2005-2, Class M1, (LIBOR USD 1 Month + 0.44%), 2.95%, 12/25/35		180	103,708
GE-WMC Mortgage Securities Trust, Series 2006-1, Class A2B, (LIBOR USD 1 Month + 0.15%), 2.66%, 08/25/36(a)		686	419,253
GSAA Home Equity Trust, Series 2007-2, Class AF3, 5.92%, 03/25/37(d)		29	10,065
GSAMP Trust(a):
Series 2006-FM2, Class A2B, (LIBOR USD 1 Month + 0.12%), 2.63%, 09/25/36		81	38,108
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 2.71%, 01/25/47		30	18,701
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 4.76%, 02/25/47		40	40,430
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.57%, 07/25/27(a)(b)		430	429,899
Highbridge Loan Management Ltd., Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.58%, 02/05/31(a)(b)		250	245,717
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.66%, 05/25/37(a)		90	73,305
Home Equity Mortgage Loan Asset-Backed Trust(a):
Series 2004-A, Class M2, (LIBOR USD 1 Month + 2.03%), 4.53%, 07/25/34		26	26,360
Series 2007-A, Class 2A2, (LIBOR USD 1 Month + 0.19%), 2.70%, 04/25/37		72	53,531
Series 2007-B, Class 2A3, (LIBOR USD 1 Month + 0.20%), 2.71%, 07/25/37		123	76,983
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		74	24,487
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 3.18%, 04/15/36(a)		27	24,647
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.59%, 10/19/28(a)(b)		250	247,771
Invitation Homes Trust(a)(b):
Series 2018-SFR1, Class F, (LIBOR USD 1 Month + 2.50%), 4.96%, 03/17/37		100	99,195
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.46%, 07/17/37		130	128,760
Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, 6.53%, 09/25/37(b)(e)		53	51,086
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (LIBOR USD 1 Month + 0.27%), 2.78%, 05/25/36(a)		100	94,731
KKR CLO 23 Ltd., Series 23, Class B, (LIBOR USD 3 Month + 1.75%), 4.24%, 10/20/31(a)(b)		250	245,266
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 3.54%, 01/20/31(a)(b)		280	276,740

Security		Par (000)	Value
Asset-Backed Securities (continued)
LCM XX LP, Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.38%, 10/20/27(a)(b)	USD	250	$248,180
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.78%, 03/20/30(a)(b)		250	249,953
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/40(d)		90	94,266
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 12/22/25(b)		510	503,190
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)		82	81,412
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.59%, 05/15/28(a)(b)		250	248,678
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 1A, (LIBOR USD 1 Month + 0.18%), 2.69%, 03/25/46		241	179,744
Series 2006-3, Class 2A3, (LIBOR USD 1 Month + 0.18%), 2.69%, 05/25/46		355	142,467
Series 2006-4, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 05/25/36		380	170,249
Series 2006-4, Class 2A4, (LIBOR USD 1 Month + 0.26%), 2.77%, 05/25/36		422	192,590
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.62%, 10/25/36		55	23,516
Series 2006-9, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36		336	144,883
Series 2006-9, Class 2A4, (LIBOR USD 1 Month + 0.23%), 2.74%, 10/25/36		125	54,123
Series 2006-10, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 11/25/36		86	35,828
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.73%, 11/25/36		65	27,115
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (LIBOR USD 1 Month + 3.25%), 5.76%, 03/25/32(a)		40	40,709
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 3.40%, 04/19/30(a)(b)		330	326,895
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.66%, 10/21/30(a)(b)		510	504,157
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.71%, 07/29/30(a)(b)		270	268,558
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.61%, 06/15/28(a)(b)		100	99,526
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.62%, 12/18/30(a)(b)		250	247,122
MASTR Asset-Backed Securities Trust, Series 2006-HE2, Class A3, (LIBOR USD 1 Month + 0.15%), 2.66%, 06/25/36(a)		213	115,464
MASTR Specialized Loan Trust, Series 2006-3, Class A, (LIBOR USD 1 Month + 0.26%), 2.77%, 06/25/46(a)(b)		19	17,625
Merrill Lynch Mortgage Investors Trust(a):
Series 2006-OPT1, Class M1, (LIBOR USD 1 Month + 0.26%), 2.77%, 08/25/37		40	12,627
Series 2006-RM3, Class A2B, (LIBOR USD 1 Month + 0.09%), 2.60%, 06/25/37		28	8,310
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, (LIBOR USD 1 Month + 0.60%), 3.11%, 12/25/34		155	151,581

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Series 2005-HE5, Class M4, (LIBOR USD 1 Month + 0.87%), 3.38%, 09/25/35	USD	141	$61,042
Series 2007-NC1, Class A1, (LIBOR USD 1 Month + 0.13%), 2.64%, 11/25/36		471	280,387
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.72%, 10/20/30(a)(b)		250	248,636
MP CLO VIII Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 3.42%, 10/28/27(a)(b)		270	267,287
Navient Private Education Loan Trust(b):
Series 2014-AA, Class A2B, (LIBOR USD 1 Month + 1.25%), 3.71%, 02/15/29(a)		380	384,132
Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 4.21%, 10/17/44(a)		200	202,619
Series 2016-AA, Class B, 3.50%, 12/16/58(d)		100	95,532
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.62%, 10/18/30(a)(b)		250	247,992
Oakwood Mortgage Investors, Inc.(d):
Series 2001-D, Class A2, 5.26%, 01/15/19		23	17,221
Series 2001-D, Class A4, 6.93%, 09/15/31		13	11,205
Series 2002-B, Class M1, 7.62%, 06/15/32		79	65,631
OCP CLO Ltd.(a)(b):
Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.56%, 10/18/28		216	214,675
Series 2017-13A, Class A1A, (LIBOR USD 3 Month + 1.26%), 3.70%, 07/15/30		300	298,596
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 4.59%, 11/20/30		250	235,267
Octagon Investment Partners 24 Ltd.(a)(b):
Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.90%), 3.54%, 05/21/27		470	468,700
Series 2015-1A, Class A2AR, (LIBOR USD 3 Month + 1.35%), 3.99%, 05/21/27		310	301,760
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 3.54%, 04/15/26(a)(b)		272	271,154
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 3.36%, 07/17/30(a)(b)		250	246,235
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.49%, 01/25/31(a)(b)		250	245,635
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.57%, 03/20/25(a)(b)		201	200,169
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.72%, 05/23/31(a)(b)		225	221,089
OneMain Financial Issuance Trust, Series 2016-2A, Class A, 4.10%, 03/20/28(b)		52	51,653
Option One Mortgage Accep Corp. Asset-Backed Certificates, Series 2003-4, Class A2, (LIBOR USD 1 Month + 0.64%), 3.15%, 07/25/33(a)		179	177,007
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.72%, 03/25/37(a)		90	58,863
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		105	97,623
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		276	258,395
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		455	445,186
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 3.66%, 10/15/37(a)(b)(c)		88	85,248
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		70	63,982

Security		Par (000)	Value
Asset-Backed Securities (continued)
OZLM Funding III Ltd., Series 2013-3A, Class BR, (LIBOR USD 3 Month + 3.00%), 5.47%, 01/22/29(a)(b)	USD	320	$319,450
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.72%, 10/22/30(a)(b)		390	387,945
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 4.14%, 01/15/29(a)(b)		250	247,198
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.58%, 01/17/31		250	247,213
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.47%, 04/18/31		250	245,617
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.83%, 11/14/29		280	278,996
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 4.31%, 11/14/29		300	294,995
Progress Residential Trust(b):
Series 2015-SFR3, Class A, 3.07%, 11/12/32		198	196,169
Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	97,786
Series 2018-SFR1, Class F, 4.78%, 03/17/35		100	99,050
PRPM LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(b)(e)		48	48,339
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.65%, 10/15/30(a)(b)		500	496,438
Race Point X CLO Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.10%), 3.59%, 07/25/31(a)(b)		250	247,201
RAMP Trust(a):
Series 2006-RS6, Class A4, (LIBOR USD 1 Month + 0.27%), 2.78%, 11/25/36		238	198,995
Series 2007-RS1, Class A3, (LIBOR USD 1 Month + 0.17%), 2.68%, 02/25/37		170	87,056
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.55%, 07/20/28(a)(b)		330	327,632
Rockford Tower CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.37%), 3.81%, 04/15/29		250	250,229
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 4.24%, 04/15/29		250	250,109
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.19%, 10/15/29		250	246,272
Series 2017-2A, Class C, (LIBOR USD 3 Month + 2.30%), 4.74%, 10/15/29		250	242,529
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.66%, 10/20/30		250	247,226
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.50%, 04/20/31(a)(b)		250	245,847
RR Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.53%, 01/15/30(a)(b)		1,250	1,230,180
Securitized Asset-Backed Receivables LLC Trust(a):
Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 2.70%, 11/25/36(b)		102	60,189
Series 2006-WM4, Class A2A, (LIBOR USD 1 Month + 0.08%), 2.59%, 11/25/36		49	18,717
Series 2006-WM4, Class A2C, (LIBOR USD 1 Month + 0.16%), 2.67%, 11/25/36		146	56,709
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D, (LIBOR USD 1 Month + 0.21%), 2.72%, 10/25/36(a)		100	78,413

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities (continued)
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.71%, 07/20/30(a)(b)	USD	250	$249,298
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 3.12%, 03/15/24(a)		277	276,068
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		100	97,250
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (LIBOR USD 3 Month + 1.66%), 4.13%, 10/20/28(a)(b)		250	249,961
Sound Point CLO XIV Ltd., Series 2016-3A, Class A, (LIBOR USD 3 Month + 1.53%), 4.01%, 01/23/29(a)(b)		260	260,147
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.39%), 3.87%, 01/23/29(a)(b)		250	250,293
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (LIBOR USD 1 Month + 0.80%), 3.30%, 01/25/35(a)		2	1,964
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/29(b)		232	230,106
Stanwich Mortgage Loan Co. LLC, Series 2017-NPB1, Class A1, 3.60%, 05/17/22(b)(c)(e)		357	355,312
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (LIBOR USD 1 Month + 0.30%), 2.81%, 01/25/35(a)		117	114,161
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.47%, 10/15/25(a)(b)		238	236,480
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 3.84%, 11/17/30(a)(b)		250	248,687
Tricon American Homes Trust, Series 2018-SFR1, Class E, 4.56%, 05/17/37(b)		100	98,711
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		98	96,537
Venture CDO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 3.65%, 10/22/31(a)(b)		100	99,818
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (LIBOR USD 3 Month + 1.22%), 3.66%, 10/15/29(a)(b)		315	315,002
Voya CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 3.57%, 10/15/30(a)(b)		250	247,852
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 2.64%, 07/25/37(a)(b)		91	87,101
WaMu Asset-Backed Certificates Trust(a):
Series 2007-HE2, Class 2A3, (LIBOR USD 1 Month + 0.25%), 2.76%, 04/25/37		547	281,021
Series 2007-HE2, Class 2A4, (LIBOR USD 1 Month + 0.36%), 2.87%, 04/25/37		34	17,770
Washington Mutual Asset-Backed CertificatesTrust(a):
Series 2006-HE4, Class 2A2, (LIBOR USD 1 Month + 0.18%), 2.69%, 09/25/36		162	76,193
Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 2.66%, 10/25/36		182	147,863
Series 2007-HE2, Class 2A2, (LIBOR USD 1 Month + 0.22%), 2.73%, 02/25/37		207	88,704
Wellfleet CLO Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.32%), 3.79%, 04/20/29(a)(b)		250	250,189

Security		Par (000)	Value
Asset-Backed Securities (continued)
Yale Mortgage Loan Trust, Series 2007-1, Class A, (LIBOR USD 1 Month + 0.40%), 2.91%, 06/25/37(a)(b)	USD	94	$38,652
York CLO-2 Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.62%, 01/22/31(a)(b)		250	247,371

Total Asset-Backed Securities — 8.1% (Cost: $46,331,909)			45,585,863

Corporate Bonds — 35.3%

Aerospace & Defense — 1.4%
BAE Systems Holdings, Inc.(b):
2.85%, 12/15/20		269	265,457
3.80%, 10/07/24		65	64,868
3.85%, 12/15/25		215	213,157
4.75%, 10/07/44		8	8,033
Boeing Co. (The), 6.13%, 02/15/33		35	44,303
General Dynamics Corp., 3.75%, 05/15/28		160	161,455
Harris Corp.:
2.70%, 04/27/20		28	27,761
4.40%, 06/15/28		340	338,460
5.05%, 04/27/45		135	138,871
L3 Technologies, Inc.:
4.95%, 02/15/21		70	71,632
3.85%, 06/15/23		270	270,420
3.85%, 12/15/26		215	208,132
4.40%, 06/15/28		40	39,991
Lockheed Martin Corp.:
2.90%, 03/01/25		90	86,381
3.55%, 01/15/26		44	43,661
3.60%, 03/01/35		249	231,859
4.50%, 05/15/36		18	18,573
4.07%, 12/15/42		379	361,636
3.80%, 03/01/45		95	86,560
4.70%, 05/15/46		220	229,247
4.09%, 09/15/52		56	52,271
Northrop Grumman Corp.:
2.55%, 10/15/22		220	212,884
3.25%, 08/01/23		1,120	1,102,221
2.93%, 01/15/25		1,110	1,053,262
3.25%, 01/15/28		364	339,612
3.85%, 04/15/45		100	88,288
4.03%, 10/15/47		140	127,331
Raytheon Co., 7.20%, 08/15/27		60	75,511
Rockwell Collins, Inc.:
3.20%, 03/15/24		370	356,314
3.50%, 03/15/27		370	347,314
United Technologies Corp.:
1.95%, 11/01/21		600	575,970
4.13%, 11/16/28		470	465,630
4.50%, 06/01/42		285	269,251
4.15%, 05/15/45		98	87,644
4.63%, 11/16/48		35	33,799

			8,097,759
Air Freight & Logistics — 0.2%
FedEx Corp.:
3.30%, 03/15/27		370	351,817
4.90%, 01/15/34		185	189,071
3.90%, 02/01/35		94	85,104
3.88%, 08/01/42		115	95,487
4.05%, 02/15/48		270	226,166

			947,645

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Airlines — 0.4%
Air Canada Pass-Through Trust, Series 2017-1, Class B, 3.70%, 01/15/26(b)	USD	1	$949
American Airlines Group, Inc., 4.63%, 03/01/20(b)		103	102,485
American Airlines Pass-Through Trust:
Series 2015-1, Class B, 3.70%, 05/01/23		7	6,563
Series 2015-2, Class B, 4.40%, 09/22/23		255	249,827
Series 2016-1, Class B, 5.25%, 01/15/24		8	8,176
Series 2017-1, Class B, 4.95%, 02/15/25		18	17,597
Series 2017-2, Class B, 3.70%, 10/15/25		19	18,367
Series 2015-1, Class A, 3.38%, 05/01/27		222	210,906
Delta Air Lines, Inc.:
2.88%, 03/13/20		871	865,214
2.60%, 12/04/20		340	334,326
3.40%, 04/19/21		30	29,750
3.63%, 03/15/22		82	80,244
Gol Finance, Inc., 7.00%, 01/31/25(b)		152	134,710
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)		33	28,727
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		16	16,352
Series 2016-1, Class B, 3.65%, 01/07/26		5	4,469
Series 2018-1, Class B, 4.60%, 03/01/26		80	80,034
Series 2015-1, Class AA, 3.45%, 12/01/27		1	831
Series 2016-2, Class AA, 2.88%, 10/07/28		33	30,442
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21		7	7,549
Series 2013-1, Class B, 5.38%, 11/15/21		27	27,719

			2,255,237
Auto Components — 0.1%
Aptiv plc, 4.25%, 01/15/26		57	55,452
ZF North America Capital, Inc., 4.75%, 04/29/25(b)		375	349,000

			404,452
Automobiles — 0.6%
BMW US Capital LLC, 2.80%, 04/11/26(b)		110	100,836
Daimler Finance North America LLC(b):
3.10%, 05/04/20		340	338,119
2.30%, 02/12/21		150	146,358
3.35%, 05/04/21		430	428,696
2.00%, 07/06/21		370	355,998
3.75%, 11/05/21		150	150,511
General Motors Co.:
6.25%, 10/02/43		30	28,120
6.75%, 04/01/46		45	43,565
5.40%, 04/01/48		35	29,808
Hyundai Capital America, 2.55%, 04/03/20(b)		786	775,817
Toyota Motor Corp., 3.67%, 07/20/28		65	65,778
Volkswagen Group of America Finance LLC(b):
2.40%, 05/22/20		200	196,891
3.88%, 11/13/20		410	412,000
4.00%, 11/12/21		605	604,624

			3,677,121
Banks — 6.8%
ABN AMRO Bank NV, 2.65%, 01/19/21(b)		275	271,042
Banco Santander SA, 3.85%, 04/12/23		200	194,333
Bank of America Corp.:
2.63%, 10/19/20		175	173,166
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		485	476,321
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		1,225	1,201,089
5.70%, 01/24/22		420	445,147

Security		Par (000)	Value
Banks (continued)
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)	USD	280	$280,042
3.30%, 01/11/23		92	90,607
4.00%, 04/01/24		115	115,637
4.20%, 08/26/24		295	292,581
Series L, 3.95%, 04/21/25		660	639,497
3.88%, 08/01/25		460	455,061
(LIBOR USD 3 Month + 0.81%), 3.37%, 01/23/26(a)		140	133,853
3.50%, 04/19/26		166	159,748
Series L, 4.18%, 11/25/27		145	139,369
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		1,475	1,377,870
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(a)		200	194,408
Barclays plc:
(LIBOR USD 3 Month + 1.36%), 4.34%, 05/16/24(a)		680	661,128
(LIBOR USD 3 Month + 1.90%), 4.97%, 05/16/29(a)		380	366,387
4.95%, 01/10/47		200	176,739
BNP Paribas SA(b):
2.95%, 05/23/22		200	192,745
3.80%, 01/10/24		470	457,602
Citigroup, Inc.:
2.50%, 07/29/19		453	451,452
2.90%, 12/08/21		620	609,973
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(a)		114	110,321
3.75%, 06/16/24		255	253,212
4.40%, 06/10/25		425	415,924
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		145	139,912
Citizens Bank NA:
2.25%, 03/02/20		544	538,176
2.65%, 05/26/22		555	539,203
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 03/26/20		500	494,606
3.13%, 12/10/20		1,330	1,316,992
Fifth Third Bank, 2.25%, 06/14/21		216	210,858
HSBC Holdings plc:
5.10%, 04/05/21		200	206,822
2.65%, 01/05/22		400	388,051
(LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/24(a)		200	198,920
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(f)		380	342,183
Huntington National Bank (The), 3.25%, 05/14/21		280	279,304
ING Groep NV, 4.10%, 10/02/23		455	454,724
Intesa Sanpaolo SpA(b):
6.50%, 02/24/21		200	205,036
5.02%, 06/26/24		611	554,105
JPMorgan Chase & Co.:
2.20%, 10/22/19		370	366,896
2.55%, 03/01/21		305	300,699
4.63%, 05/10/21		185	190,388
4.35%, 08/15/21		750	767,495
(LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)		380	380,860
2.97%, 01/15/23		215	209,621
3.20%, 01/25/23		370	364,609
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		85	84,357
3.63%, 05/13/24		370	367,536

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)	USD	511	$511,923
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)		790	796,286
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		310	300,923
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		220	209,745
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29(a)		310	309,058
(LIBOR USD 3 Month + 1.33%), 4.45%, 12/05/29(a)		210	213,600
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		330	299,702
KeyCorp, 4.15%, 10/29/25		110	111,733
Lloyds Banking Group plc:
4.45%, 05/08/25		200	198,593
4.65%, 03/24/26		520	488,898
3.75%, 01/11/27		485	445,568
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		35	35,131
3.00%, 02/22/22		85	83,810
3.46%, 03/02/23		935	929,260
Mizuho Financial Group, Inc.:
2.27%, 09/13/21		200	193,648
2.95%, 02/28/22		2,048	2,007,793
Nordea Bank AB(b):
2.13%, 05/29/20		310	305,295
3.75%, 08/30/23		225	221,932
Royal Bank of Scotland Group plc(a):
(LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/23		200	192,323
(LIBOR USD 3 Month + 1.91%), 5.08%, 01/27/30		375	361,600
Santander UK Group Holdings plc, 2.88%, 08/05/21		635	612,555
Santander UK plc, 5.00%, 11/07/23(b)		550	537,069
Standard Chartered plc, (LIBOR USD 3 Month + 1.15%), 4.25%, 01/20/23(a)(b)		345	341,535
Sumitomo Mitsui Trust Bank Ltd.(b):
2.05%, 03/06/19		1,634	1,631,164
1.95%, 09/19/19		555	550,069
SunTrust Banks, Inc., 4.00%, 05/01/25		70	70,225
Toronto-Dominion Bank (The):
1.80%, 07/13/21		370	358,045
3.50%, 07/19/23		120	120,826
UBS Group Funding Switzerland AG(b):
2.95%, 09/24/20		795	786,594
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		510	490,511
4.13%, 09/24/25		470	468,262
UniCredit SpA, (USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(a)(b)		215	188,719
US Bancorp:
2.95%, 07/15/22		190	187,415
3.70%, 01/30/24		370	375,736
3.10%, 04/27/26		70	66,282
Series V, 2.38%, 07/22/26		750	683,998
US Bank NA, (LIBOR USD 3 Month + 0.29%), 3.10%, 05/21/21(a)		265	264,638
Wells Fargo & Co.:
2.60%, 07/22/20		77	76,254
2.55%, 12/07/20		95	93,661
3.00%, 01/22/21		370	368,348
2.50%, 03/04/21		475	467,197
3.50%, 03/08/22		210	209,301

Security		Par (000)	Value
Banks (continued)
2.63%, 07/22/22	USD	470	$453,203
3.00%, 02/19/25		370	348,698
3.00%, 10/23/26		370	342,518
Wells Fargo Bank NA:
(LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)		540	539,474
3.63%, 10/22/21		250	251,479

			38,337,204
Beverages — 0.5%
Anheuser-Busch Cos. LLC(b):
3.65%, 02/01/26		20	18,911
4.70%, 02/01/36		655	607,446
4.90%, 02/01/46		240	222,572
Anheuser-Busch InBev Finance, Inc.:
2.63%, 01/17/23		854	812,824
3.30%, 02/01/23		530	515,345
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 07/15/22		145	138,445
Constellation Brands, Inc., (LIBOR USD 3 Month + 0.70%), 3.21%, 11/15/21(a)		230	227,245
Keurig Dr. Pepper, Inc.(b):
3.55%, 05/25/21		95	94,856
4.06%, 05/25/23		140	139,515
PepsiCo, Inc.:
2.75%, 03/01/23		115	113,307
4.00%, 05/02/47		160	156,414

			3,046,880
Biotechnology — 0.8%
AbbVie, Inc.:
2.30%, 05/14/21		340	332,034
3.75%, 11/14/23		205	203,964
3.60%, 05/14/25		290	278,163
4.25%, 11/14/28		125	121,350
4.50%, 05/14/35		300	277,532
4.40%, 11/06/42		90	79,147
4.88%, 11/14/48		50	46,650
Amgen, Inc.:
2.20%, 05/22/19		370	368,572
3.63%, 05/22/24		370	368,876
4.40%, 05/01/45		162	151,500
Baxalta, Inc., 5.25%, 06/23/45		36	36,490
Celgene Corp., 3.25%, 02/20/23		575	561,460
Gilead Sciences, Inc.:
2.55%, 09/01/20		370	367,008
2.50%, 09/01/23		117	112,869
3.70%, 04/01/24		170	169,716
3.65%, 03/01/26		370	362,674
4.60%, 09/01/35		27	27,260
4.00%, 09/01/36		130	118,511
5.65%, 12/01/41		140	154,671
4.50%, 02/01/45		105	100,979
4.15%, 03/01/47		48	44,215

			4,283,641
Building Products — 0.0%
Johnson Controls International plc, 5.13%, 09/14/45		70	69,892
LafargeHolcim Finance US LLC, 4.75%, 09/22/46(b)		240	208,431

			278,323
Capital Markets — 2.1%
ARI Investments LLC, (LIBOR USD 1 Month + 2.90%), 5.28%, 01/06/25(a)(c)		894	894,031

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Capital Markets (continued)
Bank of New York Mellon Corp. (The):
2.20%, 03/04/19	USD	750	$749,121
3.40%, 05/15/24		370	368,084
(LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28(a)		117	114,162
CME Group, Inc., 3.75%, 06/15/28		10	10,134
Credit Suisse Group AG(a)(b):
(LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/24		325	324,159
(USD Swap Semi 5 Year + 4.33%), 7.25%(f)		240	226,404
Deutsche Bank AG:
2.70%, 07/13/20		447	434,769
2.95%, 08/20/20		100	97,062
4.25%, 02/04/21		675	665,223
4.25%, 10/14/21		130	127,108
Goldman Sachs & Co. LLC, (LIBOR USD 3 Month + 0.44%), 3.06%, 02/08/19(a)		2,000	1,998,752
Goldman Sachs Group, Inc. (The):
2.00%, 04/25/19		68	67,763
2.75%, 09/15/20		65	64,328
2.35%, 11/15/21		498	480,177
(LIBOR USD 3 Month + 1.17%), 3.79%, 05/15/26(a)		230	220,748
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)		615	571,563
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(a)		735	707,355
(LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/38(a)		140	123,201
Intercontinental Exchange, Inc.:
3.45%, 09/21/23		110	110,552
4.00%, 10/15/23		230	235,497
3.75%, 09/21/28		45	45,029
Moody’s Corp., 2.75%, 12/15/21		230	225,560
Morgan Stanley:
2.75%, 05/19/22		580	564,271
6.25%, 08/09/26		283	313,371
3.63%, 01/20/27		180	171,071
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		980	926,594
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)		530	507,091
Northern Trust Corp., (LIBOR USD 3 Month + 1.13%), 3.38%, 05/08/32(a)		80	74,440
Nuveen LLC, 4.00%, 11/01/28(b)		110	113,347
S&P Global, Inc., 4.00%, 06/15/25		35	35,639
State Street Corp., 2.65%, 05/19/26		103	96,438

			11,663,044
Chemicals — 0.4%
Cydsa SAB de CV, 6.25%, 10/04/27(b)		300	268,125
Dow Chemical Co. (The):
9.00%, 04/01/21		135	149,699
3.00%, 11/15/22		85	82,449
4.38%, 11/15/42		23	20,183
4.63%, 10/01/44		103	93,589
DowDuPont, Inc.:
4.49%, 11/15/25		820	844,252
5.42%, 11/15/48		440	457,135
Sherwin-Williams Co. (The):
4.00%, 12/15/42		20	16,816
4.50%, 06/01/47		75	67,632

			1,999,880

Security		Par (000)	Value
Commercial Services & Supplies — 0.1%
Catholic Health Initiatives, 4.35%, 11/01/42	USD	30	$27,137
Republic Services, Inc.:
4.75%, 05/15/23		90	94,206
2.90%, 07/01/26		131	123,563
3.95%, 05/15/28		105	105,068
Waste Management, Inc., 3.90%, 03/01/35		106	102,883

			452,857
Communications Equipment — 0.0%
Cisco Systems, Inc., 2.95%, 02/28/26		95	90,579
Juniper Networks, Inc., 3.30%, 06/15/20		63	62,764

			153,343
Consumer Finance — 2.0%
AerCap Ireland Capital DAC, 4.63%, 10/30/20		462	465,224
American Express Co.:
3.70%, 11/05/21		705	711,333
3.70%, 08/03/23		195	195,564
American Express Credit Corp., 2.25%, 08/15/19		177	176,196
Capital One Financial Corp.:
2.40%, 10/30/20		252	246,713
3.45%, 04/30/21		175	174,918
3.75%, 03/09/27		80	74,303
Discover Financial Services, 4.10%, 02/09/27		104	97,091
Ford Motor Credit Co. LLC:
3.20%, 01/15/21		200	193,951
5.75%, 02/01/21		430	438,556
3.22%, 01/09/22		1,070	1,004,801
2.98%, 08/03/22		235	217,191
General Motors Financial Co., Inc.:
3.10%, 01/15/19		41	40,998
4.20%, 03/01/21		92	91,951
3.20%, 07/06/21		760	742,373
4.20%, 11/06/21		1,500	1,499,325
3.15%, 06/30/22		630	601,749
4.00%, 01/15/25		301	281,560
4.00%, 10/06/26		45	40,402
HSBC USA, Inc., 2.35%, 03/05/20		655	648,387
Hyundai Capital Services, Inc., 3.00%, 08/29/22(b)		250	241,569
John Deere Capital Corp.:
2.80%, 03/04/21		370	367,880
3.40%, 09/11/25		370	367,443
Synchrony Financial:
2.60%, 01/15/19		94	93,968
2.70%, 02/03/20		48	47,185
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 52.29%, 04/11/22(a)(b)		108	43,201
Toyota Motor Credit Corp.:
2.10%, 01/17/19		750	749,645
2.75%, 05/17/21		750	745,772
3.05%, 01/11/28		115	110,965
Unifin Financiera SAB de CV SOFOM ENR, 7.25%, 09/27/23(b)		500	459,625

			11,169,839
Containers & Packaging — 0.0%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		237	236,838

Diversified Consumer Services — 0.1%
Boston University, Series CC, 4.06%, 10/01/48		82	82,251
George Washington University (The), Series 2018, 4.13%, 09/15/48		150	150,101
President & Fellows of Harvard College, 5.63%, 10/01/38		229	286,139

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Consumer Services (continued)
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48	USD	85	$80,327
University of Southern California, 3.03%, 10/01/39		75	68,011
Wesleyan University, 4.78%, 07/01/2116		79	80,786

			747,615
Diversified Financial Services — 0.3%
AXA Equitable Holdings, Inc.(b):
3.90%, 04/20/23		30	29,628
5.00%, 04/20/48		65	57,657
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		400	335,027
ORIX Corp., 2.90%, 07/18/22		155	151,450
Shell International Finance BV:
2.38%, 08/21/22		370	360,717
2.25%, 01/06/23		430	413,540
4.13%, 05/11/35		86	85,351
3.63%, 08/21/42		44	39,886
Synchrony Bank, 3.65%, 05/24/21		485	474,547
Woodside Finance Ltd., 3.65%, 03/05/25(b)		16	15,197

			1,963,000
Diversified Telecommunication Services — 1.1%
AT&T, Inc.:
3.40%, 05/15/25		95	89,457
4.13%, 02/17/26		60	58,632
4.30%, 02/15/30		1,045	987,510
5.25%, 03/01/37		224	220,019
4.35%, 06/15/45		830	701,406
5.15%, 02/15/50		220	203,810
Axtel SAB de CV, 6.38%, 11/14/24(b)		200	189,250
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)		225	212,211
Telefonica Emisiones SA, 4.67%, 03/06/38		280	253,286
TELUS Corp., 4.60%, 11/16/48		25	24,781
Verizon Communications, Inc.:
(LIBOR USD 3 Month + 0.55%), 3.20%, 05/22/20(a)		205	204,552
4.33%, 09/21/28		1,419	1,424,832
4.50%, 08/10/33		450	444,189
4.40%, 11/01/34		75	72,284
4.13%, 08/15/46		480	423,493
5.50%, 03/16/47		490	521,074

			6,030,786
Electric Utilities — 2.4%
AEP Texas, Inc., 3.95%, 06/01/28(b)		390	390,582
AEP Transmission Co. LLC, 4.25%, 09/15/48		170	171,293
Alabama Power Co.:
4.15%, 08/15/44		180	176,101
Series A, 4.30%, 07/15/48		155	155,250
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		65	65,401
Appalachian Power Co., 4.60%, 03/30/21		370	378,891
Baltimore Gas & Electric Co.:
2.80%, 08/15/22		370	362,657
3.50%, 08/15/46		77	68,332
3.75%, 08/15/47		85	77,943
4.25%, 09/15/48		185	183,716
CenterPoint Energy Houston Electric LLC:
3.55%, 08/01/42		20	18,194
3.95%, 03/01/48		140	136,023
Commonwealth Edison Co., 2.55%, 06/15/26		370	346,373
DTE Electric Co., Series A, 4.05%, 05/15/48		200	198,180
Duke Energy Carolinas LLC:
3.95%, 11/15/28		285	292,387
3.70%, 12/01/47		85	77,204

Security		Par (000)	Value
Electric Utilities (continued)
Duke Energy Corp.:
4.80%, 12/15/45	USD	220	$224,071
3.75%, 09/01/46		240	207,493
Duke Energy Florida LLC:
3.80%, 07/15/28		100	100,999
4.20%, 07/15/48		90	89,612
Duke Energy Progress LLC:
3.00%, 09/15/21		75	75,107
3.25%, 08/15/25		135	131,367
3.70%, 09/01/28		345	348,502
4.20%, 08/15/45		85	84,344
Emera US Finance LP:
2.15%, 06/15/19		147	145,798
2.70%, 06/15/21		222	216,272
Entergy Corp., 2.95%, 09/01/26		210	193,741
Entergy Louisiana LLC:
5.40%, 11/01/24		65	71,449
4.20%, 09/01/48		185	182,590
Exelon Corp.:
2.45%, 04/15/21		38	37,165
4.95%, 06/15/35		48	48,331
4.45%, 04/15/46		335	315,105
FirstEnergy Transmission LLC, 4.35%, 01/15/25(b)		475	479,968
Florida Power & Light Co.:
3.95%, 03/01/48		250	244,161
4.13%, 06/01/48		150	150,384
Genneia SA, 8.75%, 01/20/22(b)		138	124,373
Indiana Michigan Power Co., Series J, 3.20%, 03/15/23		750	742,346
Kansas City Power & Light Co.:
3.15%, 03/15/23		750	741,919
4.20%, 03/15/48		235	227,919
MidAmerican Energy Co., 4.40%, 10/15/44		91	93,753
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		70	69,501
Northern States Power Co.:
2.15%, 08/15/22		370	355,637
3.40%, 08/15/42		170	153,209
4.00%, 08/15/45		100	97,451
4.20%, 09/01/48		65	63,931
Ohio Power Co., Series G, 6.60%, 02/15/33		140	174,782
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28(b)		5	5,053
4.55%, 12/01/41		120	125,119
Pacific Gas & Electric Co., 6.05%, 03/01/34		100	92,656
PacifiCorp, 4.13%, 01/15/49		60	59,045
Public Service Co. of Colorado, 2.50%, 03/15/23		750	728,231
Public Service Electric & Gas Co., 3.65%, 09/01/28		210	212,620
Southern California Edison Co., 3.88%, 06/01/21		750	756,501
Southern Co. (The), 4.40%, 07/01/46		235	216,073
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28		105	105,372
Stoneway Capital Corp., 10.00%, 03/01/27(b)		145	129,194
Tampa Electric Co.:
2.60%, 09/15/22		120	116,335
4.30%, 06/15/48		30	28,667
4.45%, 06/15/49		110	107,236
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		250	248,942
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		210	204,760
3.45%, 02/15/24		750	749,161
Series A, 3.50%, 03/15/27		291	286,584

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Electric Utilities (continued)
4.00%, 01/15/43	USD	170	$160,552
4.45%, 02/15/44		44	44,245
Series B, 4.20%, 05/15/45		93	90,215
Series C, 4.00%, 11/15/46		110	104,044

			13,860,412
Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		118	114,766

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 3.20%, 04/01/24		114	110,539
Corning, Inc., 4.38%, 11/15/57		500	419,650
Tyco Electronics Group SA:
3.45%, 08/01/24		30	29,200
3.13%, 08/15/27		65	60,125

			619,514
Energy Equipment & Services — 0.2%
Baker Hughes a GE Co. LLC, 3.34%, 12/15/27		165	151,815
Halliburton Co.:
3.80%, 11/15/25		590	571,703
5.00%, 11/15/45		39	38,292
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		41	39,283
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22(b)		27	24,799
Schlumberger Holdings Corp., 3.00%, 12/21/20(b)		164	162,579

			988,471
Entertainment — 0.3%
NBCUniversal Media LLC, 4.45%, 01/15/43		201	193,750
Viacom, Inc.:
4.50%, 03/01/21		69	70,219
6.88%, 04/30/36		90	96,585
Warner Media LLC:
2.10%, 06/01/19		630	626,389
3.55%, 06/01/24		370	356,923
3.60%, 07/15/25		50	47,356
4.65%, 06/01/44		55	48,135
4.85%, 07/15/45		246	220,729

			1,660,086
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.30%, 02/15/21		81	80,535
3.45%, 09/15/21		77	76,986
3.00%, 06/15/23		650	625,380
4.40%, 02/15/26		16	15,988
CC Holdings GS V LLC, 3.85%, 04/15/23		100	99,029
Crown Castle International Corp.:
3.40%, 02/15/21		48	47,983
2.25%, 09/01/21		197	190,463
3.20%, 09/01/24		405	384,226

			1,520,590
Food & Staples Retailing — 0.3%
Kroger Co. (The), 2.65%, 10/15/26		270	240,424
Walgreen Co., 3.10%, 09/15/22		370	360,936
Walgreens Boots Alliance, Inc.:
3.80%, 11/18/24		100	98,479
3.45%, 06/01/26		685	644,508
4.80%, 11/18/44		8	7,284
Walmart, Inc.:
3.55%, 06/26/25		160	161,765
4.05%, 06/29/48		75	74,626

			1,588,022

Security		Par (000)	Value
Food Products — 0.5%
Campbell Soup Co.:
4.25%, 04/15/21	USD	750	$761,226
8.88%, 05/01/21		100	110,538
Conagra Brands, Inc., 3.80%, 10/22/21		15	15,005
General Mills, Inc.:
3.20%, 04/16/21		105	104,424
4.00%, 04/17/25		113	111,208
3.20%, 02/10/27		370	340,187
Mondelez International, Inc., 4.00%, 02/01/24		370	375,357
Tyson Foods, Inc.:
3.90%, 09/28/23		30	29,958
3.95%, 08/15/24		185	183,927
3.55%, 06/02/27		170	158,431
5.10%, 09/28/48		25	23,990
Unilever Capital Corp., 4.25%, 02/10/21		750	770,357

			2,984,608
Gas Utilities — 0.1%
Atmos Energy Corp., 3.00%, 06/15/27		370	352,846

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories:
3.88%, 09/15/25		25	25,315
3.75%, 11/30/26		500	493,798
Baxter International, Inc.:
1.70%, 08/15/21		20	19,188
2.60%, 08/15/26		370	337,751
Becton Dickinson and Co.:
2.13%, 06/06/19		600	596,505
2.68%, 12/15/19		114	112,916
2.89%, 06/06/22		425	411,621
3.30%, 03/01/23		170	167,019
4.69%, 12/15/44		30	28,079
Covidien International Finance SA, 2.95%, 06/15/23		105	102,805
Danaher Corp., 2.40%, 09/15/20		370	366,610
Edwards Lifesciences Corp., 4.30%, 06/15/28		55	55,607
Medtronic, Inc.:
4.13%, 03/15/21		750	765,742
3.50%, 03/15/25		250	249,012
4.38%, 03/15/35		625	639,900

			4,371,868
Health Care Providers & Services — 1.2%
Aetna, Inc.:
4.50%, 05/15/42		88	81,694
4.13%, 11/15/42		32	27,702
4.75%, 03/15/44		60	57,247
AHS Hospital Corp., 5.02%, 07/01/45		49	54,426
Anthem, Inc.:
3.70%, 08/15/21		161	162,082
3.50%, 08/15/24		75	73,566
4.10%, 03/01/28		45	44,106
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	39,427
CHRISTUS Health, Series C, 4.34%, 07/01/28		113	115,313
Cigna Corp., 3.25%, 04/15/25		316	300,312
CVS Health Corp.:
3.70%, 03/09/23		655	647,988
4.00%, 12/05/23		235	235,671
4.10%, 03/25/25		330	326,707
4.78%, 03/25/38		85	81,452
5.13%, 07/20/45		890	866,334
5.05%, 03/25/48		260	252,879
Dignity Health, 2.64%, 11/01/19		149	148,130
Halfmoon Parent, Inc., 3.20%, 09/17/20(b)		890	886,342

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
Kaiser Foundation Hospitals:
3.50%, 04/01/22	USD	145	$147,418
4.15%, 05/01/47		40	39,507
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		63	62,562
Mercy Health, Series 2018, 4.30%, 07/01/28		79	80,588
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48		127	122,958
Ochsner Clinic Foundation, 5.90%, 05/15/45		33	39,955
Partners Healthcare System, Inc., Series 2011, 3.44%, 07/01/21		20	20,203
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		107	113,116
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48		97	92,396
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45		35	38,093
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		309	311,834
Sutter Health, Series 2018, 3.70%, 08/15/28		118	118,323
Toledo Hospital (The), 5.75%, 11/15/38		198	209,071
Trinity Health Corp., 4.13%, 12/01/45		87	82,662
UnitedHealth Group, Inc.:
3.75%, 07/15/25		220	222,699
3.70%, 12/15/25		245	247,445
3.10%, 03/15/26		90	86,857
4.63%, 07/15/35		16	16,960
4.20%, 01/15/47		123	122,216
3.75%, 10/15/47		110	100,668
4.45%, 12/15/48		80	82,347

			6,759,256
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.:
3.35%, 04/01/23		355	353,205
3.70%, 01/30/26		215	210,762
3.50%, 03/01/27		105	101,977
4.70%, 12/09/35		160	160,706
3.70%, 02/15/42		65	56,189
4.88%, 12/09/45		122	122,811
4.45%, 03/01/47		90	86,049
4.45%, 09/01/48		30	28,538

			1,120,237
Household Products — 0.1%
Procter & Gamble Co. (The), 2.30%, 02/06/22		750	738,344

Industrial Conglomerates — 0.0%
General Electric Co., 4.50%, 03/11/44		16	13,049
Honeywell International, Inc., 3.81%, 11/21/47		55	52,211

			65,260
Insurance — 0.4%
Ambac Assurance Corp., 5.10%, 06/07/20(b)		15	19,744
Ambac LSNI LLC, (LIBOR 3 Month + 5.00%), 7.80%, 02/12/23(a)(b)		100	100,429
Aon Corp., 4.50%, 12/15/28		380	384,677
Aon plc, 4.75%, 05/15/45		50	49,061
Hartford Financial Services Group, Inc. (The), 4.30%, 04/15/43		35	32,515
Marsh & McLennan Cos., Inc.:
4.05%, 10/15/23		105	106,535
3.50%, 06/03/24		316	311,271
3.50%, 03/10/25		135	132,618
3.75%, 03/14/26		5	4,941

Security		Par (000)	Value
Insurance (continued)
4.35%, 01/30/47	USD	28	$26,112
4.20%, 03/01/48		150	136,237
MetLife, Inc., 4.13%, 08/13/42		65	60,860
Principal Financial Group, Inc., 4.30%, 11/15/46		40	36,803
Prudential Financial, Inc., 3.88%, 03/27/28		240	241,189
Travelers Cos., Inc. (The), 4.60%, 08/01/43		120	124,424
Trinity Acquisition plc, 4.40%, 03/15/26		80	79,497
Willis North America, Inc., 3.60%, 05/15/24		401	391,520

			2,238,433
Internet & Direct Marketing Retail — 0.0%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		220	214,380

IT Services — 0.4%
DXC Technology Co., 2.88%, 03/27/20		104	103,101
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		7	7,032
3.00%, 08/15/26		530	487,582
4.50%, 08/15/46		38	34,559
4.75%, 05/15/48		150	139,433
Fiserv, Inc.:
3.85%, 06/01/25		65	64,421
4.20%, 10/01/28		195	194,609
IBM Credit LLC, 3.45%, 11/30/20		210	211,086
International Business Machines Corp., 2.90%, 11/01/21		100	98,647
Total System Services, Inc.:
3.80%, 04/01/21		60	59,988
3.75%, 06/01/23		85	84,309
4.80%, 04/01/26		235	236,828
Visa, Inc.:
3.15%, 12/14/25		306	300,703
4.15%, 12/14/35		103	106,524
4.30%, 12/14/45		75	77,511

			2,206,333
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.:
4.50%, 03/01/21		90	91,984
3.15%, 01/15/23		50	49,000
3.00%, 04/15/23		220	214,035
3.65%, 12/15/25		370	364,562
2.95%, 09/19/26		238	219,638

			939,219
Media — 1.3%
CBS Corp., 2.30%, 08/15/19		96	95,288
Charter Communications Operating LLC:
3.58%, 07/23/20		685	684,262
4.46%, 07/23/22		40	40,384
4.50%, 02/01/24		380	379,423
4.91%, 07/23/25		329	327,144
6.38%, 10/23/35		759	779,073
5.75%, 04/01/48		225	210,694
Comcast Corp.:
3.30%, 10/01/20		485	486,855
3.45%, 10/01/21		45	45,456
3.13%, 07/15/22		750	748,017
3.38%, 02/15/25		45	44,074
3.15%, 03/01/26		350	334,885
4.15%, 10/15/28		190	192,932
4.25%, 10/15/30		155	156,753
4.40%, 08/15/35		96	92,870
3.20%, 07/15/36		581	499,780
3.40%, 07/15/46		455	377,002
4.95%, 10/15/58		105	106,749

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Cox Communications, Inc., 3.15%, 08/15/24(b)	USD	550	$529,102
Discovery Communications LLC:
4.38%, 06/15/21		210	213,702
3.80%, 03/13/24		151	147,305
3.95%, 06/15/25(b)		140	134,480
5.20%, 09/20/47		75	68,928
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		60	60,074
3.75%, 10/01/21		35	35,219
Time Warner Cable LLC:
5.00%, 02/01/20		58	58,814
4.13%, 02/15/21		160	160,655
4.00%, 09/01/21		22	21,866
5.50%, 09/01/41		63	57,411
4.50%, 09/15/42		9	7,235

			7,096,432
Metals & Mining — 0.2%
Anglo American Capital plc, 3.63%, 09/11/24(b)		270	255,217
Barrick Gold Corp.:
3.85%, 04/01/22		370	371,857
5.25%, 04/01/42		80	79,997
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		90	98,324
Largo Resources Ltd., 9.25%, 06/01/21(b)		11	11,564
Newmont Mining Corp., 3.50%, 03/15/22		250	247,391
Nucor Corp., 5.20%, 08/01/43		40	42,421
Steel Dynamics, Inc., 5.13%, 10/01/21		110	109,862

			1,216,633
Multi-Utilities — 0.1%
Ameren Illinois Co., 3.80%, 05/15/28		120	122,073
Consumers Energy Co.:
3.80%, 11/15/28		50	51,206
4.05%, 05/15/48		45	44,374
DTE Energy Co., Series D, 3.70%, 08/01/23		130	129,090
NiSource, Inc.:
2.65%, 11/17/22		30	28,722
3.49%, 05/15/27		210	200,391
WEC Energy Group, Inc., 3.38%, 06/15/21		45	44,971

			620,827
Oil, Gas & Consumable Fuels — 3.9%
Anadarko Petroleum Corp.:
0.00%, 10/10/36(g)		1,000	417,049
6.20%, 03/15/40		190	196,317
Andeavor Logistics LP:
5.50%, 10/15/19		245	247,063
6.38%, 05/01/24		370	382,025
5.25%, 01/15/25		40	40,719
5.20%, 12/01/47		170	153,048
Apache Corp.:
3.25%, 04/15/22		586	573,941
2.63%, 01/15/23		104	98,239
5.10%, 09/01/40		80	72,459
4.75%, 04/15/43		225	192,996
BP Capital Markets America, Inc., 3.79%, 02/06/24		180	181,942
BP Capital Markets plc, 2.32%, 02/13/20		46	45,607
Buckeye Partners LP, 4.88%, 02/01/21		390	394,333
Cimarex Energy Co.:
4.38%, 06/01/24		300	298,330
3.90%, 05/15/27		200	185,588
Concho Resources, Inc.:
4.38%, 01/15/25		500	493,852
3.75%, 10/01/27		330	310,650

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc.:
5.00%, 09/15/22	USD	572	$567,941
4.50%, 04/15/23		613	603,301
3.80%, 06/01/24		185	175,134
Devon Energy Corp.:
4.00%, 07/15/21		100	100,098
5.85%, 12/15/25		200	212,127
Enbridge, Inc.:
2.90%, 07/15/22		205	198,391
3.70%, 07/15/27		165	156,279
(LIBOR USD 3 Month + 3.42%), 5.50%, 07/15/77(a)		170	143,940
Energy Transfer LP:
4.25%, 03/15/23		540	519,750
5.88%, 01/15/24		327	332,722
Energy Transfer Operating LP:
4.90%, 02/01/24		40	40,483
6.50%, 02/01/42		340	339,329
Energy Transfer Partners LP:
5.88%, 03/01/22		405	421,392
5.00%, 10/01/22		70	71,438
4.50%, 11/01/23		1,110	1,110,360
Enterprise Products Operating LLC:
4.45%, 02/15/43		177	160,619
5.10%, 02/15/45		248	248,900
4.80%, 02/01/49		40	38,858
EOG Resources, Inc.:
2.63%, 03/15/23		370	355,458
4.15%, 01/15/26		85	87,242
Exxon Mobil Corp., 1.82%, 03/15/19		529	528,025
Hess Corp., 5.80%, 04/01/47		85	76,292
Kinder Morgan Energy Partners LP:
5.80%, 03/15/35		55	56,228
6.38%, 03/01/41		32	33,962
5.00%, 03/01/43		220	199,631
Kinder Morgan, Inc.:
3.05%, 12/01/19		320	318,155
3.15%, 01/15/23		490	476,151
5.55%, 06/01/45		20	19,807
5.05%, 02/15/46		400	365,255
Marathon Oil Corp., 2.70%, 06/01/20		420	413,794
Marathon Petroleum Corp.:
5.13%, 03/01/21		515	529,866
4.75%, 12/15/23(b)		730	749,049
5.85%, 12/15/45		65	64,175
MPLX LP:
4.88%, 12/01/24		520	529,324
4.88%, 06/01/25		90	90,824
4.13%, 03/01/27		210	199,944
5.20%, 03/01/47		68	62,594
Northwest Pipeline LLC, 4.00%, 04/01/27		335	325,609
Petrobras Global Finance BV:
8.75%, 05/23/26		102	114,495
7.38%, 01/17/27		193	198,307
6.00%, 01/27/28		102	96,135
Pioneer Natural Resources Co.:
3.95%, 07/15/22		40	40,119
4.45%, 01/15/26		505	509,873
Plains All American Pipeline LP, 3.65%, 06/01/22		30	29,452
Resolute Energy Corp., 8.50%, 05/01/20		245	241,325
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23		320	337,146
5.75%, 05/15/24		460	479,944

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.63%, 03/01/25	USD	645	$669,806
5.88%, 06/30/26		498	527,285
Spectra Energy Partners LP, 4.50%, 03/15/45		230	207,972
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		275	249,207
Tecpetrol SA, 4.88%, 12/12/22(b)		37	33,948
Texas Eastern Transmission LP(b):
3.50%, 01/15/28		515	486,225
4.15%, 01/15/48		75	66,752
TransCanada PipeLines Ltd.:
4.88%, 01/15/26		485	501,988
4.25%, 05/15/28		115	113,889
6.10%, 06/01/40		155	172,998
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		202	244,195
4.00%, 03/15/28		200	195,568
4.60%, 03/15/48		40	37,401
Valero Energy Corp.:
3.65%, 03/15/25		186	177,499
3.40%, 09/15/26		119	109,163
Williams Cos., Inc. (The):
4.13%, 11/15/20		230	231,826
7.88%, 09/01/21		105	114,666
4.00%, 11/15/21		80	80,311
3.70%, 01/15/23		130	126,816
4.55%, 06/24/24		70	70,680
4.00%, 09/15/25		225	217,252
Series A, 7.50%, 01/15/31		85	101,466
5.75%, 06/24/44		170	170,855

			22,161,169
Paper & Forest Products — 0.1%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)		145	150,245
3.73%, 07/15/23(b)		126	127,199
7.38%, 12/01/25		97	116,968
Suzano Austria GmbH, 6.00%, 01/15/29(b)		345	351,469

			745,881
Pharmaceuticals — 1.4%
Allergan Finance LLC, 3.25%, 10/01/22		235	229,764
Allergan Funding SCS:
3.45%, 03/15/22		1,285	1,264,495
3.80%, 03/15/25		1,090	1,064,083
Bayer US Finance II LLC, 3.60%, 07/15/42(b)		107	78,944
Bayer US Finance LLC, 3.38%, 10/08/24(b)		200	188,599
GlaxoSmithKline Capital plc, 2.85%, 05/08/22		450	444,543
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28		100	101,622
Johnson & Johnson:
2.63%, 01/15/25		225	216,706
2.45%, 03/01/26		45	42,265
3.63%, 03/03/37		35	33,667
Merck & Co., Inc., 3.60%, 09/15/42		25	23,614
Pfizer, Inc.:
2.10%, 05/15/19		370	369,031
3.40%, 05/15/24		370	372,601
Sanofi, 4.00%, 03/29/21		750	767,052
Shire Acquisitions Investments Ireland DAC:
1.90%, 09/23/19		740	729,630
2.40%, 09/23/21		110	106,368
3.20%, 09/23/26		499	451,556
Takeda Pharmaceutical Co. Ltd.(b):
3.80%, 11/26/20		210	211,267
4.40%, 11/26/23		465	470,093
5.00%, 11/26/28		400	408,544

Security		Par (000)	Value
Pharmaceuticals (continued)
Wyeth LLC:
6.45%, 02/01/24	USD	45	$51,527
5.95%, 04/01/37		225	269,835

			7,895,806
Road & Rail — 0.6%
Burlington Northern Santa Fe LLC:
3.00%, 03/15/23		1,120	1,111,957
6.15%, 05/01/37		82	99,889
4.15%, 04/01/45		20	19,390
4.70%, 09/01/45		35	36,597
4.13%, 06/15/47		120	116,133
4.15%, 12/15/48		50	48,693
CSX Corp.:
4.25%, 03/15/29		215	218,290
4.75%, 11/15/48		110	111,194
4.25%, 11/01/66		59	51,007
Norfolk Southern Corp.:
3.85%, 01/15/24		170	172,080
3.65%, 08/01/25		175	175,913
2.90%, 06/15/26		180	170,446
4.05%, 08/15/52		112	100,026
Penske Truck Leasing Co. LP, 3.40%, 11/15/26(b)		273	255,136
Ryder System, Inc., 3.75%, 06/09/23		15	14,908
Union Pacific Corp.:
3.75%, 07/15/25		260	262,467
2.75%, 03/01/26		70	65,287
3.95%, 09/10/28		130	129,823
3.38%, 02/01/35		87	76,139
3.60%, 09/15/37		230	205,557
3.80%, 10/01/51		35	29,686
3.88%, 02/01/55		134	114,415

			3,585,033
Semiconductors & Semiconductor Equipment — 1.1%
Analog Devices, Inc.:
2.50%, 12/05/21		215	209,872
3.90%, 12/15/25		20	19,627
3.50%, 12/05/26		570	545,550
5.30%, 12/15/45		65	68,376
Applied Materials, Inc.:
3.90%, 10/01/25		470	472,965
5.10%, 10/01/35		130	138,348
4.35%, 04/01/47		139	135,899
Broadcom Corp.:
2.38%, 01/15/20		38	37,525
3.00%, 01/15/22		1,165	1,120,384
2.65%, 01/15/23		35	32,573
3.63%, 01/15/24		70	66,227
Lam Research Corp.:
2.75%, 03/15/20		121	119,863
2.80%, 06/15/21		105	103,831
NVIDIA Corp., 3.20%, 09/16/26		250	237,112
NXP BV(b):
4.13%, 06/01/21		450	444,375
3.88%, 09/01/22		820	787,200
4.88%, 03/01/24		130	130,571
QUALCOMM, Inc.:
2.60%, 01/30/23		145	139,537
2.90%, 05/20/24		145	138,068
3.45%, 05/20/25		120	115,456
3.25%, 05/20/27		245	227,899
4.80%, 05/20/45		118	112,395
4.30%, 05/20/47		275	244,242

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.:
2.75%, 03/12/21	USD	370	$367,764
2.25%, 05/01/23		90	86,488
4.15%, 05/15/48		70	69,848

			6,171,995
Software — 0.8%
Autodesk, Inc., 3.50%, 06/15/27		425	397,247
Microsoft Corp.:
2.40%, 08/08/26		370	344,968
3.50%, 02/12/35		231	220,468
3.45%, 08/08/36		705	664,011
3.70%, 08/08/46		725	694,538
Oracle Corp.:
2.50%, 10/15/22		35	34,064
2.40%, 09/15/23		115	110,358
3.40%, 07/08/24		215	214,573
2.65%, 07/15/26		575	532,888
3.25%, 11/15/27		46	44,366
3.90%, 05/15/35		181	173,257
4.00%, 07/15/46		183	170,755
4.00%, 11/15/47		65	60,560
VMware, Inc., 2.30%, 08/21/20		610	597,469

			4,259,522
Specialty Retail — 0.1%
Home Depot, Inc. (The):
3.90%, 12/06/28		110	112,668
5.88%, 12/16/36		65	78,094
3.50%, 09/15/56		90	75,675
Lowe’s Cos., Inc.:
3.38%, 09/15/25		125	118,619
4.38%, 09/15/45		150	134,696
3.70%, 04/15/46		55	44,855

			564,607
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.:
3.00%, 02/09/24		276	272,569
2.85%, 05/11/24		550	536,603
4.50%, 02/23/36		345	362,805
3.85%, 05/04/43		265	250,949
3.45%, 02/09/45		39	34,533
4.65%, 02/23/46		224	237,113
Dell International LLC, 8.35%, 07/15/46(b)		37	40,063
Seagate HDD Cayman, 4.25%, 03/01/22		75	71,676

			1,806,311
Thrifts & Mortgage Finance — 0.1%
BPCE SA, 3.00%, 05/22/22(b)		330	318,760
Washington Mutual Escrow Bonds(c):
0.00%, 11/06/09		300	—
0.00%, 09/19/17(g)		250	—
0.00%, 09/29/17		500	—

			318,760
Tobacco — 0.4%
Altria Group, Inc.:
2.85%, 08/09/22		85	81,598
4.00%, 01/31/24		380	373,443
BAT Capital Corp.:
3.22%, 08/15/24		915	842,801
4.54%, 08/15/47		212	168,763
Reynolds American, Inc., 4.45%, 06/12/25		590	568,899

			2,035,504

Security		Par (000)	Value
Trading Companies & Distributors — 0.1%
Air Lease Corp., 2.63%, 07/01/22	USD	175	$165,883
GATX Corp.:
2.60%, 03/30/20		59	58,427
3.85%, 03/30/27		86	81,713

			306,023
Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., 5.00%, 03/15/44		22	22,878
Sprint Spectrum Co. LLC(b):
3.36%, 09/20/21		544	537,015
4.74%, 03/20/25		1,085	1,064,656
Vodafone Group plc:
3.75%, 01/16/24		518	510,557
4.13%, 05/30/25		145	143,244
5.25%, 05/30/48		540	506,972

			2,785,322

Total Corporate Bonds — 35.3% (Cost: $203,462,175)			199,657,934

Floating Rate Loan Interests — 0.7%(h)

Banks — 0.1%
Goldman Sachs Bank USA, Term Loan, (LIBOR USD 6 Month + 0.00%), 0.00% - 4.44%, 09/17/19(c)		427	426,783

Construction Materials — 0.0%
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.71%, 08/13/25(c)		135	126,225

Diversified Financial Services — 0.3%(c)
Goldman Sachs Lending Partners LLC, Term Loan, (LIBOR USD 1 Month + 1.90%), 0.00% - 4.24%, 09/17/19		175	174,921
Lstar 18-1 Securities Financing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.35%, 04/01/21		1,311	1,306,393

			1,481,314
Gas Utilities — 0.0%
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 8.30%, 06/30/25		130	125,583

Machinery — 0.0%
Gates Global LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.27%, 04/01/24		13	12,721

Thrifts & Mortgage Finance — 0.3%(c)
Caliber Home Loans, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.26% - 5.51%, 04/24/21		533	532,139
Roundpoint Mortgage Servicing Corp., Term Loan, 08/08/20(i)		1,025	1,024,993

			1,557,132

Total Floating Rate Loan Interests — 0.7% (Cost: $3,743,398)			3,729,758

Foreign Agency Obligations — 0.1%

Argentina — 0.0%
YPF SA:
8.75%, 04/04/24		33	31,020
8.75%, 04/04/24(b)		64	60,160

			91,180
France — 0.0%
Electricite de France SA, 4.50%, 09/21/28(b)		200	193,847

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Panama — 0.1%
Aeropuerto Internacional de Tocumen SA, 5.63%, 05/18/36(b)	USD	200	$202,000

Total Foreign Agency Obligations — 0.1% (Cost: $507,041)			487,027

Foreign Government Obligations — 2.3%

Argentina — 0.3%
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	1,907	43,959
Republic of Argentina:
8.00%, 10/08/20	USD	147	137,480
6.88%, 04/22/21		155	140,081
5.63%, 01/26/22		713	601,594
4.63%, 01/11/23		74	58,367
8.75%, 05/07/24		145	131,882
5.88%, 01/11/28		115	82,369
7.63%, 04/22/46		192	138,720
6.88%, 01/11/48		206	142,913
7.13%, 06/28/2117		121	86,515

			1,563,880
Colombia — 0.3%
Republic of Colombia:
7.50%, 08/26/26	COP	1,446,000	468,672
3.88%, 04/25/27	USD	1,213	1,157,505
7.00%, 06/30/32	COP	1,044,000	316,519

			1,942,696
Dominican Republic — 0.0%
Dominican Republic, 5.95%, 01/25/27	USD	108	107,271

Ecuador — 0.0%
Republic of Ecuador, 7.88%, 01/23/28		200	162,250

Egypt — 0.1%
Arab Republic of Egypt:
5.75%, 04/29/20		145	146,269
5.58%, 02/21/23(b)		200	189,000

			335,269
Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24		280	298,476

Indonesia — 0.1%
Republic of Indonesia:
4.10%, 04/24/28		429	415,594
7.50%, 05/15/38	IDR	3,583,000	226,865

			642,459
Mexico — 0.9%
United Mexican States:
4.15%, 03/28/27	USD	3,543	3,414,566
7.50%, 06/03/27	MXN	30	142,100
3.75%, 01/11/28	USD	280	261,590
7.75%, 11/23/34	MXN	50	229,834
10.00%, 11/20/36		30	167,835
8.50%, 11/18/38		70	342,422
7.75%, 11/13/42		70	313,988

			4,872,335
Nigeria — 0.0%
Federal Republic of Nigeria, 9.25%, 01/21/49(b)	USD	200	194,250

Oman — 0.0%
Oman Sovereign Sukuk SAOC, 5.93%, 10/31/25(b)		245	233,056

Security		Par (000)	Value
Panama — 0.1%
Republic of Panama, 3.75%, 03/16/25	USD	530	$525,892

Peru — 0.1%
Republic of Peru:
7.35%, 07/21/25		217	263,330
4.13%, 08/25/27		184	189,980

			453,310
Philippines — 0.1%
Republic of the Philippines, 3.00%, 02/01/28		908	859,195

Russia — 0.0%
Russian Federation, 4.25%, 06/23/27		200	189,750

South Africa — 0.1%
Republic of South Africa:
4.85%, 09/27/27		239	222,569
8.75%, 02/28/48	ZAR	2,465	152,372

			374,941
Uruguay — 0.1%
Oriental Republic of Uruguay, 4.38%, 10/27/27	USD	516	516,791

Total Foreign Government Obligations — 2.3% (Cost: $13,607,944)			13,271,821

Municipal Bonds — 6.5%
Adams & Weld Counties School District No. 27J, Series 2017, GO, 5.00%, 12/01/42		60	68,414
Alamo Community College District;
Series 2017, GO, 5.00%, 08/15/35		40	46,363
Series 2017, GO, 5.00%, 08/15/36		50	57,665
Series 2017, GO, 5.00%, 08/15/37		60	68,952
Series 2017, GO, 5.00%, 08/15/38		50	57,215
American Municipal Power, Inc. (Combined Hydroelectric Project);
Series 2010B, RB, 7.83%, 02/15/41		50	73,274
Series 2009B, RB, 6.45%, 02/15/44		30	38,519
Arizona Health Facilities Authority (Banner Health), Series 2007B, RB, VRDN, 2.42%, 01/01/37(a)(j)		35	33,328
Arizona State University, Series 2017B, RB, 5.00%, 07/01/43		40	45,414
Bay Area Toll Authority;
Series 2010S-1, RB, 6.92%, 04/01/40		90	120,154
Series 2010S-1, RB, 7.04%, 04/01/50		395	561,212
Berks County Industrial Development Authority (Tower Health Project);
Series 2017, RB, 5.00%, 11/01/47		60	64,886
Series 2017, RB, 5.00%, 11/01/50		60	64,515
Buckeye Tobacco Settlement Financing Authority, Series 2007A-2, RB, 5.88%, 06/01/47		180	170,773
Buena Park School District, Series 2018, GO, 5.00%, 08/01/47		30	34,118
California Health Facilities Financing Authority (Cedars- Sinai Medical Center);
Series 2016A, RB, 5.00%, 08/15/33		40	46,414
Series 2017A, RB, 5.00%, 08/15/47		60	65,847
California Infrastructure & Economic Development Bank;
Series 2017, RB, 5.00%, 05/15/47		20	22,737
Series 2017, RB, 5.00%, 05/15/52		20	22,616
California Municipal Finance Authority (LINXS APM Project), Series 2018A, RB, 5.00%, 12/31/47		50	54,287
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		35	50,854

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
Canaveral Port Authority;
Series 2018A, RB, 5.00%, 06/01/45	USD	80	$86,612
Series 2018B, RB, 5.00%, 06/01/48		80	88,066
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		60	66,964
Central Texas Regional Mobility Authority;
Series 2015A, RB, 5.00%, 01/01/45		30	32,269
Series 2016, RB, 5.00%, 01/01/46		30	32,384
Chesapeake Bay Bridge & Tunnel District (Parallel Thimble Shoal Tunnel Project);
Series 2016, RB, 5.00%, 07/01/41		30	33,786
Series 2016, RB, 5.00%, 07/01/51		25	27,008
Chicago O’Hare International Airport, Series 2018C, RB, 4.47%, 01/01/49		360	365,224
City & County of Denver;
Series 2016A, RB, 5.00%, 08/01/44		100	112,025
Series 2018A-1, RB, 5.00%, 08/01/48		70	78,068
City & County of Denver Airport System;
Series 2017A, RB, 5.00%, 11/15/29		40	46,525
Series 2017A, RB, 5.00%, 11/15/30		30	34,665
City of Atlanta;
Series 2015, RB, 5.00%, 11/01/40		30	33,342
Series 2018A, RB, 5.00%, 11/01/41		90	102,740
Series 2018B, RB, 5.00%, 11/01/43		70	79,794
Series 2018B, RB, 5.00%, 11/01/47		60	68,197
City of Aurora;
Series 2016, RB, 5.00%, 08/01/41		120	135,377
Series 2016, RB, 5.00%, 08/01/46		130	146,471
City of Austin Water & Wastewater System, Series 2014, RB, 5.00%, 11/15/43		60	66,093
City of Cartersville, Series 2018, RB, 5.00%, 06/01/48		60	68,453
City of Colorado Springs Utilities System, Series 2017A-2, RB, 5.00%, 11/15/42		30	34,288
City of Columbia Waterworks & Sewer System;
Series 2018, RB, 5.00%, 02/01/42		40	45,870
Series 2018, RB, 5.00%, 02/01/48		50	57,083
City of Long Beach, Series 2017C, RB, 5.00%, 05/15/47		70	79,457
City of New York;
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/40		90	102,717
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/43		375	427,020
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/45		660	749,866
City of Portland (Portland Building Project);
Series 2018B, GO, 5.00%, 06/15/37		50	58,805
Series 2018B, GO, 5.00%, 06/15/40		60	69,917
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		50	73,155
City of San Antonio Electric & Gas Systems;
Series 2010A, RB, 5.81%, 02/01/41		160	202,882
Series 2013, RB, 5.00%, 02/01/48(k)		45	48,537
Clark County School District;
Series 2018A, GO, 5.00%, 06/15/30		20	23,288
Series 2018A, GO, 5.00%, 06/15/31		70	81,133
Series 2018A, GO, 5.00%, 06/15/33		70	80,512
Series 2018A, GO, 5.00%, 06/15/34		70	79,836
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		25	26,263
Commonwealth Financing Authority;
Series 2018A, RB, 3.86%, 06/01/38		80	78,894
Series 2016A, RB, 4.14%, 06/01/38		60	60,632

Security		Par (000)	Value
Municipal Bonds (continued)
Commonwealth of Massachusetts;
Series 2017F, GO, 5.00%, 11/01/42	USD	70	$79,678
Series 2018A, GO, 5.00%, 01/01/45		80	90,910
Series 2017F, GO, 5.00%, 11/01/45		60	68,048
Commonwealth of Massachusetts Transportation Fund (Rail Enhancement & Accelerated Bridge Programs), Series 2018A, RB, 5.00%, 06/01/48		120	136,907
Commonwealth of Puerto Rico, Series 2014A, GO, 8.00%, 07/01/35(l)(m)		410	220,375
Connecticut Housing Finance Authority, Series 2015A, RB, 3.75%, 11/15/40		1,350	1,336,027
Connecticut State Health & Educational Facilities Authority (Hartford Healthcare Corp.);
Series 2015F, RB, 5.00%, 07/01/45		60	63,754
Series 2015L, RB, 5.00%, 07/01/45		90	98,547
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		10	12,705
County of Anne Arundel, Series 2018, GO, 5.00%, 10/01/47		60	68,770
County of Clark;
Series 2018A, GO, 5.00%, 06/01/43		110	125,785
Series 2018A, GO, 5.00%, 05/01/48		270	306,399
County of Franklin;
Series 2018, RB, 5.00%, 06/01/43		50	57,569
Series 2018, RB, 5.00%, 06/01/48		100	114,700
County of King;
Series 2017, RB, 5.00%, 07/01/42		40	45,606
Series 2015A, RB, 5.00%, 07/01/47		60	66,193
County of Miami-Dade;
Series 2016B, RB, 2.50%, 10/01/24		80	77,389
Series 2017D, RB, 3.35%, 10/01/29		20	19,102
Series 2017D, RB, 3.45%, 10/01/30		35	33,452
Series 2017D, RB, 3.50%, 10/01/31		30	28,570
Series 2018C, RB, 4.06%, 10/01/31		55	56,413
Series 2016A, GO, 5.00%, 07/01/35		20	22,782
Series 2015A, RB, 5.00%, 10/01/38		10	10,912
Series 2017B, RB, 5.00%, 10/01/40		60	66,488
Dallas Area Rapid Transit;
Series 2016A, RB, 5.00%, 12/01/41		60	67,042
Series 2016A, RB, 5.00%, 12/01/46		90	100,266
Denton Independent School District, Series 2018, GO, 5.00%, 08/15/43		90	102,185
District of Columbia, Series 2017D, GO, 5.00%, 06/01/42		75	85,062
District of Columbia Water & Sewer Authority, Series 2018B, RB, 5.00%, 10/01/49		50	56,765
DuBois Hospital Authority (Penn Highlands Healthcare), Series 2018, RB, 5.00%, 07/15/43		60	65,894
Dutchess County Local Development Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		100	109,262
Florida Department of Management Services;
Series 2018A, 5.00%, 11/01/27		80	96,598
Series 2018A, 5.00%, 11/01/28		80	97,641
Series 2018A, 5.00%, 11/01/29		40	49,348
Florida State Board of Administration Finance Corp. (State Board of Administration Finance Corp.), Series 2016A, RB, 2.64%, 07/01/21		150	149,388
Grand Parkway Transportation Corp. (Grand Parkway Project), Series 2018A, RB, 5.00%, 10/01/43		170	192,567
Grant County Public Utility District No. 2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		15	15,772

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
Great Lakes Water Authority Water Supply System, Series 2016C, RB, 5.25%, 07/01/33	USD	20	$23,189
Health & Educational Facilities Authority of the State of Missouri (Saint Luke’s Health System, Inc.);
Series 2016, RB, 5.00%, 11/15/29		25	28,388
Series 2016A, RB, 3.65%, 01/15/46		40	38,537
Series 2016B, RB, 3.09%, 09/15/51		160	136,715
Series 2017A, RB, 3.65%, 08/15/57		85	80,248
Houston Independent School District, Series 2018, GO, 5.00%, 07/15/36		60	70,210
Idaho Health Facilities Authority (Trinity Health Credit Group), Series 2017A, RB, 5.00%, 12/01/47		50	55,657
Indiana Finance Authority (CWA Authority Project);
Series 2018A, RB, 5.00%, 02/01/35		70	82,636
Series 2015A, RB, 5.00%, 10/01/45		130	141,756
Series 2016A, RB, 5.00%, 10/01/46		420	464,793
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38		30	30,114
JobsOhio Beverage System, Series 2013B, RB, 3.99%, 01/01/29		95	97,892
Kentucky Economic Development Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50		30	31,410
Kentucky Turnpike Authority (Revitalization Projects), Series 2010A, RB, 5.00%, 07/01/20		60	62,701
Las Vegas Convention & Visitors Authority, Series 2018B, RB, 5.00%, 07/01/43		80	89,486
Las Vegas Valley Water District, Series 2016A, GO, 5.00%, 06/01/46		30	33,432
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		30	32,143
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		215	295,414
Los Angeles County Metropolitan Transportation Authority, Series 2017A, RB, 5.00%, 07/01/42		90	103,336
Los Angeles Department of Water & Power System (Water System Revenue Bonds);
Series 2010D, RB, 6.57%, 07/01/45		45	62,398
Series 2010A, RB, 6.60%, 07/01/50		105	148,191
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		375	482,591
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		50	54,473
Maryland Community Development Administration, Series 2018A, RB, 3.85%, 09/01/33		60	61,061
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41		50	55,731
Massachusetts Bay Transportation Authority;
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		30	34,084
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		30	34,012
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/41		40	45,286
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/42		40	45,255
Series 2017A, Sub-Series A-2, RB, 5.00%, 07/01/43		30	33,893
Massachusetts Development Finance Agency (Partners Healthcare System Issue);
Series 2018J-2, RB, 5.00%, 07/01/43		80	87,325
Series 2017L, RB, 5.00%, 07/01/44		100	108,491

Security		Par (000)	Value
Municipal Bonds (continued)
Series 2017, RB, 5.00%, 09/01/45	USD	30	$33,574
Series 2016Q, RB, 5.00%, 07/01/47		50	54,975
Series 2018J-2, RB, 5.00%, 07/01/48		150	163,111
Series 2018J-2, RB, 5.00%, 07/01/53		80	86,137
Massachusetts Housing Finance Agency;
Series 2014B, RB, 4.50%, 12/01/39		25	25,844
Series 2014B, RB, 4.60%, 12/01/44		40	41,312
Series 2015A, RB, 4.50%, 12/01/48		40	41,319
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		50	55,114
Massachusetts School Building Authority, Series 2018A, RB, 5.25%, 02/15/48		85	98,462
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		30	33,779
Mesquite Independent School District, Series 2017B, GO, 5.00%, 08/15/42		60	67,204
Metropolitan Atlanta Rapid Transit Authority;
Series 2015A, RB, 5.00%, 07/01/41		60	66,697
Series 2015A, RB, 5.00%, 07/01/42		60	66,659
Series 2015B, RB, 5.00%, 07/01/45		50	56,132
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center);
Series 2016A, RB, 5.00%, 07/01/40		40	43,159
Series 2016A, RB, 5.00%, 07/01/46		60	64,455
Metropolitan St. Louis Sewer District;
Series 2017A, RB, 5.00%, 05/01/42		80	91,141
Series 2017A, RB, 5.00%, 05/01/47		80	90,513
Metropolitan Transportation Authority;
Series 2010A, RB, 6.67%, 11/15/39		55	71,630
Series 2009C, RB, 7.34%, 11/15/39		520	738,156
Series 2010C-1, RB, 6.69%, 11/15/40		30	38,681
Series 2017A, RB, 5.00%, 11/15/42		60	67,918
Series 2015A, Sub-Series 2015A-1, RB, 5.00%, 11/15/45		40	43,325
Series 2017A, Sub-Series A-1, RB, 5.25%, 11/15/57		80	88,667
Metropolitan Washington Airports Authority;
Series 2016A, RB, 5.00%, 10/01/32		90	102,020
Series 2018A, RB, 5.00%, 10/01/43		90	100,509
Metropolitan Washington Airports Authority Dulles Toll Road (Dulles Metrorail and Capital Improvement Project), Series 2009D, RB, 7.46%, 10/01/46		30	43,092
Miami-Dade County Educational Facilities Authority (University of Miami Issue);
Series 2018A, RB, 5.00%, 04/01/48		60	66,752
Series 2015B, RB, 5.07%, 04/01/50		30	33,765
Series 2018A, RB, 5.00%, 04/01/53		80	88,207
Michigan Finance Authority (Henry Ford Health System);
Series 2016, RB, 5.00%, 11/15/41		30	32,321
Series 2017A-MI, RB, 5.00%, 12/01/47		190	202,834
Michigan State Housing Development Authority;
Series 2018B, RB, 3.55%, 10/01/33		30	30,044
Series 2018A, RB, 4.00%, 10/01/43		30	29,812
Series 2018A, RB, 4.05%, 10/01/48		20	19,862
Series 2018A, RB, 4.15%, 10/01/53		80	79,996
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46		60	63,841
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Units Project), Series 2010A, RB, 6.64%, 04/01/57		40	42,290

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Project), Series 2017A, RB, 5.00%, 08/15/47	USD	60	$66,737
New Jersey Transportation Trust Fund Authority;
Series 2010C, RB, 6.10%, 12/15/28		135	139,572
Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		30	33,302
Series 2018A, RB, 5.00%, 12/15/32		535	586,376
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		565	796,085
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		50	53,744
New York City Housing Development Corp.;
Series 2018C-1-A, RB, 3.70%, 11/01/38		40	39,776
Series 2018C-1-B, RB, 3.85%, 11/01/43		110	109,821
Series 2018C-1-A, RB, 4.00%, 11/01/53		120	119,324
New York City Transitional Finance Authority Building Aid, Series 2015S-2, RB, 5.00%, 07/15/40		30	33,291
New York City Transitional Finance Authority Future Tax Secured;
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		170	171,807
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		160	153,954
Series 2017B, RB, 5.00%, 08/01/31		20	23,088
Series 2016E, Sub-Series E-1, RB, 5.00%, 02/01/35		40	45,257
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		40	45,254
New York City Water & Sewer System;
Series 2018FF, RB, 5.00%, 06/15/39		120	138,020
Series 2018FF, RB, 5.00%, 06/15/40		90	103,199
Series 2010AA, RB, 5.75%, 06/15/41		35	43,771
Series 2010EE, RB, 6.01%, 06/15/42		25	32,268
Series 2011EE, RB, 5.38%, 06/15/43		200	212,172
Series 2011AA, RB, 5.44%, 06/15/43		60	72,716
Series 2011EE, RB, 5.50%, 06/15/43		240	255,698
Series 2011CC, RB, 5.88%, 06/15/44		40	51,290
Series 2017DD, RB, 5.00%, 06/15/47		70	78,573
New York Convention Center Development Corp.;
Series 2015, RB, 5.00%, 11/15/40		30	33,441
Series 2016A, RB, 5.00%, 11/15/46		90	100,786
New York State Dormitory Authority;
Series 2016A, RB, 5.00%, 02/15/31		30	34,743
Series 2015B, RB, 5.00%, 03/15/32		40	45,708
Series 2017B, RB, 5.00%, 02/15/36		60	68,952
Series 2017B, RB, 5.00%, 02/15/37		30	34,354
Series 2017B, RB, 5.00%, 02/15/38		30	34,232
Series 2018B, RB, 5.00%, 10/01/38		220	257,803
Series 2017B, RB, 5.00%, 02/15/39		30	34,134
Series 2018A, RB, 5.00%, 03/15/39		90	103,282
Series 2017B, RB, 5.00%, 02/15/40		30	34,086
Series 2010H, RB, 5.39%, 03/15/40		60	70,281
Series 2017B, RB, 5.00%, 02/15/41		60	68,027
Series 2018A, RB, 5.00%, 03/15/41		60	68,545
Series 2017B, RB, 5.00%, 02/15/42		80	90,638
Series 2018A, RB, 5.00%, 03/15/42		60	68,494
Series 2017B, RB, 5.00%, 02/15/43		40	45,287
Series 2017A, RB, 5.00%, 03/15/43		60	67,640
Series 2018A, RB, 5.00%, 03/15/43		60	68,443
Series 2018E, RB, 5.00%, 03/15/48		310	354,256
Series 2018A, RB, 5.00%, 10/01/48		40	52,638

Security		Par (000)	Value
Municipal Bonds (continued)
New York State Urban Development Corp.;
Series 2017B, RB, 2.86%, 03/15/24	USD	190	$188,461
Series 2017B, RB, 3.12%, 03/15/25		100	99,181
Series 2017D, RB, 3.32%, 03/15/29		140	136,657
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment Project);
Series 2016A, RB, 5.00%, 07/01/46		30	31,542
Series 2016A, RB, 5.25%, 01/01/50		340	361,294
North Carolina Turnpike Authority, Series 2018, RB, 5.00%, 01/01/35		60	68,678
Ohio Turnpike & Infrastructure Commission, Series 2013A, RB, 5.00%, 02/15/48		60	64,300
Omaha Public Power District, Series 2017A, RB, 5.00%, 02/01/42		70	79,642
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		75	99,274
Oregon School Boards Association;
Series 2002B, GO, 5.48%, 06/30/22		170	185,560
Series 2002B, GO, 5.49%, 06/30/23		145	161,505
Series 2005A, GO, 4.76%, 06/30/28		160	172,693
Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement Project (The)), Series 2015, RB, 5.00%, 06/30/23		310	336,688
Pennsylvania State University;
Series 2018, RB, 5.00%, 09/01/43		40	46,049
Series 2018, RB, 5.00%, 09/01/48		50	57,337
Pennsylvania Turnpike Commission;
Series 2016A-1, RB, 5.00%, 12/01/46		50	54,347
Series 2018B, RB, 5.00%, 12/01/48		90	99,553
Port Authority of New York & New Jersey;
Series 165, RB, 5.65%, 11/01/40		95	115,699
Series 181, RB, 4.96%, 08/01/46		210	241,091
Series 180-1, RB, 5.00%, 11/15/47		30	33,283
Series 174, RB, 4.46%, 10/01/62		105	106,828
Series 192, RB, 4.81%, 10/15/65		30	32,576
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		30	32,885
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		40	44,482
Putnam County Development Authority, Series 2018A, RB, 5.00%, 03/15/42		130	143,654
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		40	43,201
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 2.36%, 12/01/35(a)(j)		60	58,275
Salt Lake City Corp.;
Series 2017A, RB, 5.00%, 07/01/47		105	115,596
Series 2017B, RB, 5.00%, 07/01/47		50	56,016
Salt River Project Agricultural Improvement & Power District;
Series 2017A, RB, 5.00%, 01/01/36		60	70,379
Series 2015A, RB, 5.00%, 12/01/45		220	244,264
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39		150	167,356
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47		50	56,331
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		50	57,347
San Diego Unified School District, Series 2017I, GO, 5.00%, 07/01/41		80	92,178

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
San Francisco City & County Airport Comm-San Francisco International Airport;
Series 2016B, RB, 5.00%, 05/01/46	USD	110	$120,652
Series 2017A, RB, 5.00%, 05/01/47		70	77,419
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		250	247,400
South Carolina Ports Authority, Series 2018, RB, 5.00%, 07/01/55		70	75,715
South Carolina Public Service Authority;
Series 2016D, RB, 2.39%, 12/01/23		292	277,088
Series 2012E, RB, 3.72%, 12/01/23		80	79,053
Series 2014A, RB, 5.00%, 12/01/49		60	62,506
Series 2010C, RB, 6.45%, 01/01/50		136	172,373
Series 2015A, RB, 5.00%, 12/01/50		60	62,843
State of Alabama, Series 2018A, GO, 5.00%, 11/01/38		80	93,677
State of California;
Series 2017, GO, 2.25%, 10/01/23		195	189,803
Series 2009, GO, 7.50%, 04/01/34		60	81,764
Series 2018, GO, 4.60%, 04/01/38		815	840,550
Series 2009, GO, 7.55%, 04/01/39		85	121,767
Series 2009, GO, 7.30%, 10/01/39		85	116,681
Series 2009, GO, 7.35%, 11/01/39		620	855,904
State of Colorado, Series 2018N, 5.00%, 03/15/38		1,030	1,180,236
State of Connecticut, Series 2017A, GO, 3.31%, 01/15/26		155	151,945
State of Illinois;
Series 2018A, GO, 5.00%, 05/01/20		50	51,336
Series 2017D, GO, 5.00%, 11/01/22		60	63,283
Series 2017D, GO, 5.00%, 11/01/24		150	160,050
Series 2017A, GO, 5.00%, 12/01/24		30	32,020
Series 2017D, GO, 5.00%, 11/01/25		400	427,616
Series 2003, GO, 5.10%, 06/01/33		580	552,989
State of Minnesota;
Series 2018A, GO, 5.00%, 08/01/31		30	36,267
Series 2018A, GO, 5.00%, 08/01/32		30	36,097
Series 2018A, GO, 5.00%, 08/01/33		30	35,957
Series 2018A, GO, 5.00%, 08/01/34		20	23,859
Series 2018A, GO, 5.00%, 08/01/35		60	71,298
Series 2018A, GO, 5.00%, 08/01/36		170	201,069
State of Mississippi, Series 2018A, GO, 5.00%, 11/01/35		40	45,934
State of Ohio;
Series 2017A, GO, 5.00%, 03/15/32		90	100,858
Series 2017A, GO, 5.00%, 05/01/34		40	45,342
Series 2017A, GO, 5.00%, 05/01/35		40	45,242
Series 2017A, GO, 5.00%, 05/01/36		90	101,516
Series 2017A, GO, 5.00%, 05/01/37		70	78,742
State of Texas;
Series 2016, GO, 5.00%, 04/01/40		40	45,172
Series 2016, GO, 5.00%, 04/01/43		70	78,616
State of Washington;
Series R-2015C, GO, 5.00%, 07/01/30		150	170,399
Series R-2017A, GO, 5.00%, 08/01/30		30	35,012
Series 2016A-1, GO, 5.00%, 08/01/40		100	111,666
Series 2018B, GO, 5.00%, 08/01/40		40	45,588
Series 2017D, GO, 5.00%, 02/01/41		60	67,861
Series 2018B, GO, 5.00%, 08/01/41		40	45,524
Series 2018B, GO, 5.00%, 08/01/42		40	45,491
State of West Virginia;
Series 2018B, GO, 5.00%, 06/01/40		80	91,760
Series 2018B, GO, 5.00%, 12/01/40		80	91,760
Series 2018B, GO, 5.00%, 12/01/41		80	91,620

Security		Par (000)	Value
Municipal Bonds (continued)
State of Wisconsin;
Series 2017C, RB, 3.15%, 05/01/27	USD	115	$113,384
Series 2017B, GO, 5.00%, 05/01/32		40	45,692
Series 2017B, GO, 5.00%, 05/01/33		30	34,194
Series 2017-3, GO, 5.00%, 11/01/33		50	58,564
Series 2017B, GO, 5.00%, 05/01/34		40	45,542
Series 2017B, GO, 5.00%, 05/01/36		50	56,678
Series 2017B, GO, 5.00%, 05/01/38		50	56,152
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47		100	99,660
Tennessee Housing Development Agency (Residential Finance Program);
Series 2018-3, RB, 3.75%, 07/01/38		30	29,999
Series 2018-3, RB, 3.85%, 07/01/43		20	19,906
Series 2018-3, RB, 3.95%, 01/01/49		10	10,000
Texas A&M University;
Series 2017B, RB, 2.76%, 05/15/26		175	169,344
Series 2017B, RB, 2.84%, 05/15/27		75	72,154
Texas Municipal Gas Acquisition & Supply Corp., Series 2008D, RB, 6.25%, 12/15/26		30	34,279
Texas Water Development Board;
Series 2018B, RB, 5.00%, 10/15/38		90	104,828
Series 2018A, RB, 5.00%, 10/15/43		90	102,996
Series 2017A, RB, 5.00%, 10/15/47		30	34,056
Series 2018B, RB, 5.00%, 04/15/49		580	664,976
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		125	122,466
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		60	61,909
University of California;
Series 2017AX, RB, 3.06%, 07/01/25		100	98,693
Series 2013AJ, RB, 4.60%, 05/15/31		65	69,787
Series 2012AD, RB, 4.86%, 05/15/2112		20	20,994
University of California Medical Centre;
Series 2016L, RB, 5.00%, 05/15/47		50	55,620
Series 2009F, RB, 6.58%, 05/15/49		75	99,203
University of Delaware, Series 2018, RB, 4.22%, 11/01/58		75	76,788
University of Houston;
Series 2017A, RB, 5.00%, 02/15/33		30	34,190
Series 2017A, RB, 5.00%, 02/15/34		30	34,065
Series 2017A, RB, 5.00%, 02/15/35		70	79,197
Series 2017A, RB, 5.00%, 02/15/36		90	101,455
University of Oregon, Series 2016A, RB, 5.00%, 04/01/46		40	44,758
Upper Arlington City School District, Series 2018A, GO, 5.00%, 12/01/48		80	91,019
Virginia Small Business Financing Authority (Transform 66 P3 Project);
Series 2017, RB, 5.00%, 12/31/52		90	95,826
Series 2017, RB, 5.00%, 12/31/56		80	84,883
Washington Metropolitan Area Transit Authority, Series 2017B, RB, 5.00%, 07/01/36		40	46,024
Washington State Convention Center Public Facilities District, Series 2018, RB, 5.00%, 07/01/58		230	254,336
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41		50	57,679
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2016A, RB, 5.00%, 06/01/19		25	25,321
Series 2016A, RB, 5.00%, 06/01/20		30	31,190
Series 2016A, RB, 5.00%, 06/01/21		30	31,947
Series 2016A, RB, 5.00%, 06/01/22		30	32,684
Series 2016A, RB, 5.00%, 06/01/23		25	27,771
Series 2016A, RB, 5.00%, 06/01/24		25	28,239

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Municipal Bonds (continued)
Wisconsin Health & Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44	USD	30	$32,016

Total Municipal Bonds — 6.5% (Cost: $37,058,586)			36,983,654

Non-Agency Mortgage-Backed Securities — 4.4%

Collateralized Mortgage Obligations — 1.4%
Ajax Mortgage Loan Trust(c):
Series 2018-B, Class A, 3.75%, 02/26/57		392	377,453
Series 2018-B, Class B, 0.00%, 02/26/57(b)		127	35,601
Series 2018-D, Class A, 3.75%, 08/25/58(b)(d)		403	395,244
Alternative Loan Trust:
Series 2005-22T1, Class A1, 2.86%, 06/25/35(d)		166	146,985
Series 2005-72, Class A3, 3.11%, 01/25/36(d)		84	71,125
Series 2005-76, Class 2A1, 3.16%, 02/25/36(d)		28	25,778
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		69	53,483
Series 2006-15CB, Class A1, 6.50%, 06/25/36		11	8,491
Series 2006-OA6, Class 1A2, 2.72%, 07/25/46(d)		46	43,270
Series 2006-OA8, Class 1A1, 2.70%, 07/25/46(d)		15	14,800
Series 2006-OA14, Class 1A1, 3.89%, 11/25/46(d)		102	88,238
Series 2006-OA16, Class A4C, 2.85%, 10/25/46(d)		153	99,564
Series 2006-OC7, Class 2A3, 2.76%, 07/25/46(d)		87	67,620
Series 2006-OC10, Class 2A3, 2.74%, 11/25/36(d)		59	45,861
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		15	10,786
Series 2007-OA3, Class 1A1, 2.65%, 04/25/47(d)		26	24,995
American Home Mortgage Assets Trust(d):
Series 2006-3, Class 2A11, 3.10%, 10/25/46		71	61,736
Series 2006-4, Class 1A12, 2.72%, 10/25/46		86	61,478
Series 2006-5, Class A1, 3.08%, 11/25/46		132	65,666
Series 2007-1, Class A1, 2.86%, 02/25/47		70	42,638
APS Resecuritization Trust(b)(d):
Series 2016-1, Class 1MZ, 4.71%, 07/31/57		236	71,111
Series 2016-3, Class 3A, 5.36%, 09/27/46(c)		230	229,916
Series 2016-3, Class 4A, 5.11%, 04/27/47(c)		55	53,038
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 05/01/33(b)(c)(d)		94	96,739
Bear Stearns Mortgage Funding Trust(d):
Series 2006-SL1, Class A1, 2.79%, 08/25/36		67	66,817
Series 2007-AR2, Class A1, 2.68%, 03/25/37		176	159,379
Series 2007-AR3, Class 1A1, 2.65%, 03/25/37		19	18,440
Series 2007-AR4, Class 1A1, 2.71%, 09/25/47		77	71,405
Series 2007-AR4, Class 2A1, 2.72%, 06/25/37		25	23,853
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		999	738,094
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 3.12%, 04/25/46(d)		163	82,367
Series 2006-OA5, Class 3A1, 2.71%, 04/25/46(d)		29	26,463
Series 2007-15, Class 2A2, 6.50%, 09/25/37		263	193,477
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37		79	68,856
Series 2008-2, Class 1A1, 6.50%, 06/25/38		108	91,428
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)		281	160,787
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 3.86%, 11/25/35(d)		48	17,039
CSMC Trust(b)(d):
Series 2009-5R, Class 4A4, 3.80%, 06/25/36		76	70,131
Series 2014-11R, Class 16A1, 4.05%, 09/27/47		55	55,149
Series 2015-6R, Class 5A1, 2.68%, 03/27/36		7	7,054
Series 2015-6R, Class 5A2, 2.68%, 03/27/36		60	46,499

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 2.68%, 08/25/47(d)	USD	185	$126,310
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(d)		15	12,869
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 4.16%, 03/25/36(d)		28	26,247
GSMPS Mortgage Loan Trust(b)(d):
Series 2005-RP1, Class 1AF, 2.86%, 01/25/35		53	49,522
Series 2005-RP2, Class 1AF, 2.86%, 03/25/35		64	59,750
Series 2006-RP1, Class 1AF1, 2.86%, 01/25/36		48	42,343
HarborView Mortgage Loan Trust(d):
Series 2007-3, Class 2A1B, 2.70%, 05/19/47		193	154,560
Series 2007-4, Class 2A2, 2.72%, 07/19/47		191	167,935
IndyMac INDX Mortgage Loan Trust(d):
Series 2007-AR19, Class 3A1, 3.74%, 09/25/37		93	64,062
Series 2007-FLX5, Class 2A2, 2.75%, 08/25/37		176	154,303
Lehman XS Trust, Series 2007-20N, Class A1, 3.66%, 12/25/37(d)		36	32,852
LSTAR Securities Investment Ltd., Series 2018-1, Class A, 3.89%, 02/01/23(b)(d)		150	151,512
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.63%, 08/25/37(b)(c)(d)		31	24,439
MCM Capital Partners I LP, 4.00%, 06/01/57(c)		233	228,369
MCM Trust(b):
Series 2018-NPL2, Class A, 4.00%, 10/25/28		1,100	1,085,700
Series 2018-NPL2, Class B, 0.00%, 10/25/28		1,000	284,200
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 2.72%, 04/25/37(d)		224	188,632
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 2.69%, 04/16/36(b)(d)		440	384,454
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 2.93%, 06/25/37(d)		19	16,270
RALI Trust, Series 2007-QH9, Class A1, 3.41%, 11/25/37(d)		43	37,832
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 2.91%, 09/25/35(b)(d)		7	6,491
Seasoned Credit Risk Transfer Trust(d):
Series 2017-3, Class M2, 4.75%, 07/25/56		100	96,504
Series 2018-1, Class BX, 6.88%, 05/25/57(c)		20	10,078
Series 2018-1, Class M, 4.75%, 05/25/57		20	18,858
Series 2018-3, Class M, 4.75%, 08/25/57(b)		90	87,066
STACR Trust, Series 2018-DNA2, Class M2, 4.66%, 12/25/30(b)(d)		110	106,789
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.79%, 04/25/36(d)		80	66,077
Structured Asset Mortgage Investments II Trust(d):
Series 2006-AR4, Class 3A1, 2.70%, 06/25/36(c)		105	90,280
Series 2006-AR5, Class 2A1, 2.72%, 05/25/46		65	54,427
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class B1, 3.04%, 01/25/45(d)		103	69,584
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		97	86,562
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		49	42,015

			8,115,746
Commercial Mortgage-Backed Securities — 2.7%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.57%, 09/15/34(b)(d)		150	146,980
AOA Mortgage Trust, Series 2015-1177, Class C, 3.01%, 12/13/29(b)(d)		100	97,630
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.56%, 04/15/35(b)(d)		70	68,951

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
BAMLL Commercial Mortgage Securities Trust(b)(d):
Series 2015-200P, Class F, 3.60%, 04/14/33	USD	300	$283,664
Series 2016-ISQ, Class E, 3.61%, 08/14/34		200	175,509
Series 2017-SCH, Class CL, 3.96%, 11/15/32		100	100,000
Series 2017-SCH, Class DL, 4.46%, 11/15/32		100	100,000
Series 2018-DSNY, Class D, 4.16%, 09/15/34		650	648,318
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(d)		10	10,181
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 3.31%, 01/15/33(b)(d)		88	86,940
Bayview Commercial Asset Trust(b)(d):
Series 2005-2A, Class A1, 2.82%, 08/25/35		59	55,655
Series 2005-4A, Class A1, 2.81%, 01/25/36		54	51,454
Series 2005-4A, Class M1, 2.96%, 01/25/36		40	37,755
Series 2006-1A, Class A2, 2.87%, 04/25/36		14	13,361
Series 2006-3A, Class A1, 2.76%, 10/25/36		26	24,168
Series 2006-3A, Class A2, 2.81%, 10/25/36		21	20,191
Series 2007-2A, Class A1, 2.78%, 07/25/37		37	35,083
Series 2007-4A, Class A1, 2.96%, 09/25/37		199	186,817
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 3.18%, 03/15/37(b)(d)		35	34,384
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		100	98,253
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.46%, 01/12/45(d)		37	36,713
Benchmark Mortgage Trust:
Series 2018-B5, Class A4, 4.21%, 07/15/51		50	51,929
Series 2018-B7, Class A4, 4.51%, 11/15/51		217	230,772
BHMS, Series 2018-ATLS, Class A, 3.71%, 07/15/35(b)(d)		140	139,308
BSPRT Issuer Ltd., Series 2017-FL2, Class A, 3.28%, 10/15/34(b)(c)(d)		32	32,186
BWAY Mortgage Trust(b):
Series 2013-1515, Class A2, 3.45%, 03/10/33		150	149,342
Series 2013-1515, Class C, 3.45%, 03/10/33		105	102,450
BX Commercial Mortgage Trust, Series 2018-IND, Class H, 5.46%, 11/15/35(b)(d)		529	523,590
BXP Trust(b)(d):
Series 2017-CC, Class D, 3.55%, 08/13/37		60	55,955
Series 2017-CC, Class E, 3.55%, 08/13/37		110	98,606
Series 2017-GM, Class E, 3.42%, 06/13/39		50	45,597
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(d)		20	20,434
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50		32	31,688
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		26	27,155
Series 2017-CD3, Class A4, 3.63%, 02/10/50		30	30,043
Series 2018-CD7, Class A4, 4.28%, 08/15/51		70	73,043
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	10,125
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.79%, 04/10/28(b)(d)		100	99,479
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class A, 3.25%, 07/15/32		190	188,224
Series 2017-BIOC, Class D, 4.06%, 07/15/32		110	108,218
Series 2017-BIOC, Class E, 4.61%, 07/15/32		170	167,332
Citigroup Commercial Mortgage Trust(d):
Series 2016-C1, Class C, 4.95%, 05/10/49		40	40,274
Series 2016-GC37, Class C, 4.92%, 04/10/49		20	20,522
Series 2016-P3, Class C, 4.83%, 04/15/49		10	10,197
CLNS Trust, Series 2017-IKPR, Class E, 5.90%, 06/11/32(b)(d)		125	124,010

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A4, 4.24%, 02/10/47(d)	USD	30	$31,225
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.68%, 06/10/44(b)(d)		97	98,580
Series 2014-CR16, Class A4, 4.05%, 04/10/47		177	182,643
Series 2014-CR17, Class A5, 3.98%, 05/10/47		59	60,724
Series 2014-CR19, Class A5, 3.80%, 08/10/47		50	50,991
Series 2014-LC15, Class A4, 4.01%, 04/10/47		50	51,491
Series 2014-TWC, Class E, 5.64%, 02/13/32(b)(d)		50	49,483
Series 2014-UBS4, Class C, 4.62%, 08/10/47(d)		50	49,578
Series 2015-CR23, Class CMD, 3.68%, 05/10/48(b)(d)		350	345,744
Series 2015-CR25, Class A4, 3.76%, 08/10/48		100	101,376
Series 2015-LC19, Class A4, 3.18%, 02/10/48		59	58,188
Series 2015-LC19, Class C, 4.26%, 02/10/48(d)		20	19,705
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		20	16,571
Series 2015-LC21, Class C, 4.30%, 07/10/48(d)		150	148,789
Series 2016-667M, Class D, 3.18%, 10/10/36(b)(d)		100	90,613
Core Industrial Trust(b):
Series 2015-TEXW, Class A, 3.08%, 02/10/34		99	98,832
Series 2015-WEST, Class A, 3.29%, 02/10/37		540	533,589
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C4, Class F, 5.23%, 10/15/39(b)(d)		330	330,432
CSMC Trust(b):
Series 2015-GLPB, Class A, 3.64%, 11/15/34		100	101,882
Series 2017-PFHP, Class A, 3.41%, 12/15/20(d)		60	59,754
Series 2017-TIME, Class A, 3.65%, 11/13/39		100	99,881
CSWF, Series 2018-TOP, Class A, 3.46%, 08/15/35(b)(d)		100	98,846
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		140	139,036
Series 2017-BRBK, Class E, 3.53%, 10/10/34(d)		310	291,513
Series 2017-BRBK, Class F, 3.53%, 10/10/34(c)(d)		80	71,010
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(b)(d)		100	100,546
Exantas Capital Corp. Ltd., Series 2018-RSO6, Class A, 3.29%, 06/15/35(b)(d)		160	158,031
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.38%, 12/15/34(b)(d)		210	206,117
GPMT Ltd., Series 2018-FL1, Class A, 3.38%, 11/21/35(b)(d)		100	99,115
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(b)(d)		330	324,902
GS Mortgage Securities Corp. II(b):
Series 2005-ROCK, Class A, 5.37%, 05/03/32		100	111,266
Series 2013-KING, Class D, 3.44%, 12/10/27(d)		124	123,036
Series 2013-KING, Class E, 3.44%, 12/10/27(d)		460	454,968
GS Mortgage Securities Corp. Trust(b):
Series 2017-500K, Class D, 3.76%, 07/15/32(d)		10	9,890
Series 2017-500K, Class E, 3.96%, 07/15/32(d)		20	19,689
Series 2017-500K, Class F, 4.26%, 07/15/32(d)		110	108,299
Series 2017-GPTX, Class A, 2.86%, 05/10/34		100	99,157
Series 2018-CHLL, Class E, 4.81%, 02/15/37(d)		100	99,975
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.69%, 06/10/47(b)(d)		33	29,490
Series 2015-GC32, Class C, 4.41%, 07/10/48(d)		30	29,653
Series 2015-GC32, Class D, 3.35%, 07/10/48		40	33,961
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		20	16,744
Hilton Orlando Trust, Series 2018-ORL, Class E, 5.11%, 12/15/34(b)(d)		100	98,643
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		110	107,742

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34	USD	100	$100,528
Series 2017-APTS, Class EFX, 3.50%, 06/15/34(d)		100	93,004
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		50	50,773
Series 2015-C33, Class D1, 4.12%, 12/15/48(b)(d)		100	93,621
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.65%, 03/15/50(b)(d)		100	94,578
Series 2017-JP7, Class B, 4.05%, 09/15/50		10	9,823
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.57%, 03/15/50(b)(d)		121	110,675
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 3.76%, 06/15/45(b)(d)		100	102,063
Series 2014-C20, Class A5, 3.80%, 07/15/47		70	71,237
Series 2015-JP1, Class D, 4.24%, 01/15/49(d)		50	46,615
Series 2015-JP1, Class E, 4.24%, 01/15/49(b)(d)		100	90,505
Series 2015-UES, Class D, 3.62%, 09/05/32(b)(d)		130	128,629
Series 2015-UES, Class E, 3.62%, 09/05/32(b)(d)		100	97,925
Series 2016-NINE, Class A, 2.85%, 10/06/38(b)(d)		150	142,491
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 2.76%, 03/25/37(b)(d)		47	45,574
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(b)(d)		101	101,244
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class F, 6.32%, 09/12/42(b)(d)		100	102,247
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		140	143,100
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		46	39,093
Morgan Stanley Capital I Trust:
Series 2006-T21, Class AJ, 5.24%, 10/12/52(d)		6	6,355
Series 2007-T27, Class AJ, 5.95%, 06/11/42(d)		77	82,034
Series 2015-MS1, Class D, 4.03%, 05/15/48(b)(d)		100	89,356
Series 2017-CLS, Class F, 5.06%, 11/15/34(b)(d)		211	207,436
Series 2017-H1, Class A5, 3.53%, 06/15/50		100	98,875
Series 2017-H1, Class C, 4.28%, 06/15/50(d)		100	96,260
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		140	104,447
Series 2017-JWDR, Class D, 4.41%, 11/15/34(b)(d)		30	29,562
Series 2017-JWDR, Class E, 5.51%, 11/15/34(b)(d)		60	59,176
Series 2018-H3, Class A5, 4.18%, 07/15/51		50	51,564
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 3.95%, 05/10/39(b)(d)		190	169,552
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(c)		100	98,800
Resource Capital Corp. Ltd.(b)(d):
Series 2017-CRE5, Class A, 3.26%, 07/15/34		31	31,326
Series 2017-CRE5, Class B, 4.46%, 07/15/34		38	37,740
UBS Commercial Mortgage Trust, Series 2018-C14, Class XA, 1.01%, 12/15/51(d)		1,160	87,639
Velocity Commercial Capital Loan Trust(d):
Series 2015-1, Class AFL, 4.94%, 06/25/45(b)		4	3,662
Series 2016-2, Class M4, 7.23%, 10/25/46		100	103,216
Series 2017-2, Class M3, 4.24%, 11/25/47(b)		174	172,581
Series 2017-2, Class M4, 5.00%, 11/25/47(b)		87	86,255
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.81%, 06/15/29(b)(d)		120	119,765
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48		20	18,911
Series 2015-C31, Class A4, 3.70%, 11/15/48		140	141,247
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(d)		110	111,563

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-NXS4, Class A4, 3.72%, 12/15/48	USD	20	$20,217
Series 2015-P2, Class A4, 3.81%, 12/15/48		70	71,489
Series 2017-C38, Class A5, 3.45%, 07/15/50		42	41,186
Series 2017-C39, Class C, 4.12%, 09/15/50		20	19,212
Series 2017-C39, Class D, 4.36%, 09/15/50(b)(d)		20	18,019
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(d)		60	47,923
Series 2017-HSDB, Class A, 3.28%, 12/13/31(b)(d)		151	150,285
Series 2018-C44, Class A5, 4.21%, 05/15/51		770	794,922
WFRBS Commercial Mortgage Trust:
Series 2011-C3, Class A3FL, 3.41%, 03/15/44(b)(d)		4	3,540
Series 2014-C21, Class A5, 3.68%, 08/15/47		60	60,887

			15,002,913
Interest Only Collateralized Mortgage Obligations — 0.0%
Banc of America Funding Trust, Series 2014-R2, Class 1C, 0.00%, 11/26/36(b)(c)(d)		153	30,347

Interest Only Commercial Mortgage-Backed Securities — 0.3%(d)
BAMLL Commercial Mortgage Securities Trust, Series 2016-SS1, Class XA, 0.56%, 12/15/35(b)		15,000	539,100
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.63%, 02/15/50		1,000	43,430
BBCMS Trust, Series 2015-SRCH, Class XA, 0.96%, 08/10/35(b)		1,030	65,590
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36(b)		3,475	115,249
Benchmark Mortgage Trust, Series 2018-B8, Class XA, 0.67%, 01/15/52		5,000	257,851
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.73%, 05/10/58		178	16,734
Series 2016-C4, Class XB, 0.73%, 05/10/58(c)		170	8,245
Commercial Mortgage Trust:
Series 2015-3BP, Class XA, 0.06%, 02/10/35(b)		1,916	10,595
Series 2015-CR25, Class XA, 0.92%, 08/10/48		968	43,437
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.14%, 11/15/50		1,430	23,580
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 0.88%, 09/15/47		1,268	48,861
Series 2014-C23, Class XA, 0.75%, 09/15/47		1,414	38,856
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	88,135
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		900	42,336
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.19%, 12/15/47(b)		130	6,956
Series 2015-C22, Class XA, 1.11%, 04/15/48		38	1,875
Series 2015-C26, Class XD, 1.35%, 10/15/48(b)		120	9,430
Series 2016-C31, Class XA, 1.44%, 11/15/49		977	77,145
Morgan Stanley Capital I Trust(b):
Series 2016-UBS9, Class XD, 1.54%, 03/15/49		1,000	88,365
Series 2017-H1, Class XD, 2.20%, 06/15/50(c)		110	16,618
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32		1,880	8,215
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(c)		376	4
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class XD, 1.26%, 08/15/49(b)		1,000	79,746

			1,630,353
Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(g)		119	8,287

Total Non-Agency Mortgage-Backed Securities — 4.4% (Cost: $24,983,266)			24,787,646

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Beneficial Interest (000)	Value
Other Interests — 0.0%(c)(l)(m)(n)

Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII	USD	185	$—
Lehman Brothers Holdings, Inc.		1,365	—

Total Other Interests — 0.0%			—

		Par (000)
Capital Trusts — 0.2%(f)

Capital Markets — 0.1%(h)
Bank of New York Mellon Corp. (The), Series F, 4.62%		270	241,988
State Street Corp., Series H, 5.63%		335	316,575

			558,563
Entertainment — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)		300	303,750

Total Capital Trusts — 0.2% (Cost: $906,755)			862,313

U.S. Government Sponsored Agency Securities — 42.7%

Collateralized Mortgage Obligations — 0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a):
Series 2018-DNA1, Class M2, (LIBOR USD 1 Month + 1.80%), 4.31%, 07/25/30		29	27,774
Series 2017-DNA2, Class M2, (LIBOR USD 1 Month + 3.45%), 5.96%, 10/25/29		250	264,548
Series 2016-DNA4, Class M3, (LIBOR USD 1 Month + 3.80%), 6.31%, 03/25/29		250	269,650
Series 2017-DNA3, Class B1, (LIBOR USD 1 Month + 4.45%), 6.96%, 03/25/30		250	264,520
Federal National Mortgage Association Variable Rate Notes(a):
Series 2017-C05, Class 1B1, (LIBOR USD 1 Month + 3.60%), 6.11%, 01/25/30		130	129,128
Series 2017-C07, Class 1B1, (LIBOR USD 1 Month + 4.00%), 6.51%, 05/25/30		120	120,327

			1,075,947
Commercial Mortgage-Backed Securities — 0.4%
Federal Home Loan Mortgage Corp.:
Series K058, Class A2, 2.65%, 08/25/26		31	29,837
Series K064, Class A2, 3.22%, 03/25/27		59	58,864
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(h)		80	79,869
Series 2018-SB53, Class A10F, 3.66%, 06/25/28(h)		48	48,491
Series K076, Class A2, 3.90%, 06/25/51		42	43,817
Series 2017-K64, Class B, 3.98%, 05/25/50(b)(h)		20	19,360
Series 2018-K732, Class B, 4.06%, 05/25/25(b)(h)		100	99,705
Series 2018-K77, Class B, 4.16%, 05/25/51(b)		20	19,358
Federal Home Loan Mortgage Corp. Variable Rate Notes(h):
Series K063, Class A2, 3.43%, 01/25/27		130	131,593
Series K085, Class A2, 4.06%, 10/25/28		391	411,775
Federal National Mortgage Association, Series 2018-M12, Class A1, 3.55%, 02/25/30		8	8,183

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Federal National Mortgage Association ACES Variable Rate Notes(h):
Series 2017-M7, Class A2, 2.96%, 02/25/27	USD	190	$184,853
Series 2018-M14, Class A2, 3.58%, 08/25/28		1,029	1,049,017
Government National Mortgage Association:
Series 2016-158, Class VA, 2.00%, 03/16/35(c)		91	81,630
Series 2015-97, Class VA, 2.25%, 12/16/38		34	31,462

			2,297,814
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series KW03, Class X1, 0.85%, 06/25/27(h)		268	14,417
Federal National Mortgage Association ACES Variable Rate Notes(h):
Series 2017-M12, Class X, 0.33%, 06/25/27		470	7,358
Series 2013-M5, Class X2, 2.18%, 01/25/22		382	11,597
Government National Mortgage Association Variable Rate Notes:
Series 2015-48, 0.67%, 02/16/50(h)		203	9,059
Series 2017-151, 0.71%, 09/16/57(h)		470	29,311
Series 2013-191, 0.75%, 11/16/53(h)		100	3,486
Series 2013-63, 0.79%, 09/16/51(h)		610	32,087
Series 2017-100, 0.81%, 05/16/59(h)		304	20,526
Series 2015-173, 0.89%, 09/16/55(h)		228	14,973
Series 2015-171, 0.89%, 11/16/55(h)		384	23,631
Series 2016-152, 0.93%, 08/15/58(h)		1,024	77,489
Series 2016-128, 0.95%, 09/16/56(h)		153	11,867
Series 2016-26, 0.96%, 02/16/58(h)		597	41,253
Series 2016-34, 0.99%, 01/16/58(h)		338	25,901
Series 2016-162, 1.00%, 09/16/58(h)		125	10,105
Series 2016-87, 1.00%, 08/16/58(h)		269	20,240
Series 2016-110, 1.03%, 05/16/58(h)		196	14,495
Series 2016-125, 1.06%, 12/16/57(h)		295	23,169
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(a)		203	16,854
Series 2016-67, 1.17%, 07/16/57(h)		401	32,188
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.19%, 02/16/58(a)		294	26,667

			466,673
Mortgage-Backed Securities — 42.0%
Federal Home Loan Mortgage Corp.:
2.50%, 02/01/24 - 04/01/31		724	709,847
2.50%, 01/15/34(o)		2,119	2,068,260
3.00%, 09/01/27 - 12/01/46		4,355	4,281,650
3.00%, 01/15/34 - 01/15/49(o)		7,776	7,627,914
3.50%, 09/01/30 - 01/01/48		9,842	9,917,484
3.50%, 01/15/49(o)		3,519	3,516,763
4.00%, 01/15/34 - 01/15/49(o)		6,623	6,752,881
4.00%, 08/01/40 - 08/01/47		2,950	3,029,559
4.50%, 02/01/39 - 08/01/48		2,756	2,885,638
4.50%, 01/15/49(o)		1,485	1,537,111
5.00%, 10/01/41 - 11/01/41		194	205,849
5.00%, 01/15/49(o)		802	839,889
5.50%, 02/01/35 - 06/01/41		222	238,270
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		653	624,919
2.50%, 09/01/27 - 02/01/33		3,599	3,523,294
2.50%, 01/25/34(o)		708	691,713
3.00%, 04/01/28 - 03/01/47		10,412	10,276,591
3.00%, 01/25/34 - 01/25/49(o)		10,053	9,854,011
3.50%, 03/01/29 - 01/01/48		14,631	14,721,962
3.50%, 01/25/34 - 01/25/49(o)		8,014	8,023,014
4.00%, 08/01/31 - 08/01/48		20,580	21,152,962

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 01/25/49(o)	USD	3,561	$3,629,994
4.50%, 02/01/25 - 07/01/48		5,806	6,079,279
4.50%, 01/25/49 - 02/25/49(o)		33,144	34,306,911
5.00%, 02/01/35 - 06/01/45		1,311	1,389,094
5.00%, 01/25/49(o)		12,955	13,569,350
5.50%, 02/01/35 - 03/01/40		649	695,901
5.50%, 01/25/49(o)		654	692,014
6.00%, 04/01/35 - 06/01/41		539	589,628
6.00%, 01/25/49(o)		172	184,714
6.50%, 05/01/40		148	166,829
Government National Mortgage Association:
3.00%, 02/15/45 - 12/20/46		6,513	6,428,029
3.00%, 01/15/49(o)		2,529	2,490,758
3.50%, 01/15/42 - 11/20/46		16,791	16,919,695
3.50%, 01/15/49(o)		1,600	1,609,875
4.00%, 04/20/39 - 10/20/46		791	816,472
4.00%, 01/15/49(o)		23,251	23,806,332
4.50%, 12/20/39 - 09/20/48		755	788,538
4.50%, 01/15/49(o)		8,752	9,056,098
5.00%, 12/15/38 - 07/20/44		201	213,139
5.00%, 01/15/49(o)		1,432	1,490,343

			237,402,574

Total U.S. Government Sponsored Agency Securities — 42.7% (Cost: $240,824,268)			241,243,008

U.S. Treasury Obligations — 14.4%
U.S. Treasury Bonds:
4.25%, 05/15/39		430	518,738
4.50%, 08/15/39		417	519,654
4.38%, 11/15/39		419	513,700
3.13%, 02/15/43		1,632	1,664,704
2.88%, 05/15/43 - 11/15/46		2,106	2,054,154
3.63%, 08/15/43		1,557	1,723,465
3.75%, 11/15/43		1,653	1,866,921
3.00%, 02/15/47 - 08/15/48		3,114	3,099,850
U.S. Treasury Notes:
1.25%, 08/31/19		4,183	4,145,255
1.00%, 10/15/19		4,183	4,130,222
1.63%, 06/30/20 - 10/31/23		7,481	7,318,097
2.63%, 08/31/20 - 05/15/21		10,166	10,188,701
1.13%, 06/30/21		2,259	2,186,377
2.25%, 07/31/21 - 02/15/27		7,971	7,852,608
2.13%, 09/30/21		2,929	2,901,197
1.88%, 04/30/22		2,929	2,872,937
2.75%, 08/31/23 - 08/31/25		7,900	7,985,026
2.00%, 04/30/24 - 11/15/26		7,797	7,546,642
3.00%, 10/31/25		11,000	11,284,884
2.88%, 08/15/28		885	898,690

Total U.S. Treasury Obligations — 14.4% (Cost: $81,068,788)			81,271,822

Total Long-Term Investments — 114.7% (Cost: $652,494,142)			647,880,846

Short-Term Securities — 7.7%

Borrowed Bond Agreements — 0.4%(p)
Deutsche Bank Securities, Inc., 2.75%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 70,968, collateralized by U.S. Treasury Notes, 2.88%, due at 11/15/21, par and fair value of USD 70,000 and $70,780, respectively)		71	70,963

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Merrill Lynch, Pierce, Fenner & Smith Inc., 2.50%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 871,561, collateralized by U.S. Treasury Notes, 3.13%, due at 11/15/28, par and fair value of USD 840,000 and $871,303, respectively)	USD	872	$871,500
Merrill Lynch, Pierce, Fenner & Smith Inc., 2.85%, 01/02/19 (Purchased on 12/31/18 to be repurchased at USD 1,191,751, collateralized by U.S. Treasury Bonds, 3.38%, due at 11/15/48, par and fair value of USD 1,115,000 and $1,192,353, respectively)		1,192	1,191,656

Total Borrowed Bond Agreements — 0.4% (Cost: $2,134,119)			2,134,119

Commercial Paper — 0.2%(q)
AT&T, Inc., 2.97%, 03/07/19		580	576,740
General Motors Financial Co., Inc., 3.69%, 03/27/19		550	545,828

Total Commercial Paper — 0.2% (Cost: $1,122,223)			1,122,568

Foreign Government Obligations — 3.0%(q)

Egypt — 0.0%
Arab Republic of Egypt Treasury Bills:
18.48%, 03/05/19	EGP	3,650	197,575
19.90%, 08/27/19		1,500	74,211

			271,786

Japan — 3.0%
Japan Treasury Bills, (0.29)%, 01/21/19	JPY	1,846,600	16,848,917

Nigeria — 0.0%
Federal Republic of Nigeria Treasury Bills, 14.67%, 04/04/19	NGN	15,328	41,041

Total Foreign Government Obligations — 3.0% (Cost: $16,759,396)			17,161,744

		Shares

Money Market Funds — 4.1%(r)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(s)		22,894,841	22,894,841
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 2.24%		28,761	28,761

Total Money Market Funds — 4.1% (Cost: $22,923,602)			22,923,602

Total Short-Term Securities — 7.7% (Cost: $42,939,340)			43,342,033

Total Options Purchased — 0.1% (Cost: $909,607)			975,983

Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments — 122.5% (Cost: $696,343,089)			692,198,862

Total Options Written — 0.0% (Premium Received — $289,038)			(371,711)

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bonds — (0.4)%

U.S. Treasury Obligations — (0.4)%
U.S. Treasury Bonds, 3.38%, 11/15/48	USD	1,115	$(1,192,353)
U.S. Treasury Notes:
2.88%, 11/15/21		70	(70,780)
3.13%, 11/15/28		840	(871,303)

Total Borrowed Bonds — (0.4)% (Proceeds: $2,087,831)			(2,134,436)

TBA Sale Commitments — (12.5)%(o)

Mortgage-Backed Securities — (12.5)%
Federal Home Loan Mortgage Corp.:
3.50%, 01/15/34		669	(677,454)
4.50%, 01/15/49		656	(679,020)
Federal National Mortgage Association:
2.00%, 01/25/34		717	(686,205)
3.00%, 01/25/49		1,137	(1,108,239)
3.50%, 01/25/49 - 02/25/49		21,543	(21,528,986)
4.00%, 01/25/34 - 01/25/49		10,410	(10,615,807)
4.50%, 01/25/49		22,638	(23,441,384)
Government National Mortgage Association:
3.00%, 01/15/49		890	(875,932)
3.50%, 01/15/49 - 02/15/49		2,858	(2,874,182)
4.00%, 01/15/49		7,783	(7,969,062)
4.50%, 01/15/49		100	(103,475)

Total TBA Sale Commitments — (12.5)% (Proceeds: $69,937,862)			(70,559,746)

Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 109.6% (Cost: $624,028,358)			619,132,969
Liabilities in Excess of Other Assets — (9.6)%			(54,148,081)

Net Assets — 100.0%			$564,984,888

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Perpetual security with no stated maturity date.
(g)	Zero-coupon bond.
(h)	Variable rate security. Rate shown is the rate in effect as of period end.
(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(k)	When-issued security.
(l)	Non-income producing security.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganizational or private entities.
(o)	Represents or includes a TBA transaction.
(p)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(q)	Rates are discount rates or a range of discount rates as of period end.
(r)	Annualized 7-day yield as of period end.

(s)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,809,877	21,084,964	22,894,841	$22,894,841	$342,883	$—	$—

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Ultra Bond	170	03/20/19	$22,113	$605,421
U.S. Treasury Long Bond	31	03/20/19	4,526	49,195
U.S. Treasury Ultra Bond	153	03/20/19	24,580	1,278,319
U.S. Treasury 2 Year Note	209	03/29/19	44,373	272,917
U.S. Treasury 5 Year Note	477	03/29/19	54,706	698,163

				2,904,015

Short Contracts
Euro-Bund	51	03/07/19	9,556	(53,118)
Euro-Buxl	6	03/07/19	1,242	(2,395)
Japan 10 Year Bond	3	03/13/19	4,174	(19,760)
U.S. Treasury 10 Year Note	409	03/20/19	49,904	(670,170)
3 Month Eurodollar	167	12/14/20	40,719	(273,718)

				(1,019,161)

				$1,884,854

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,345,967	USD	604,000	Citibank NA	01/03/19	$1,293
BRL	206,760	USD	53,275	Goldman Sachs International	01/03/19	72
TWD	5,246,710	USD	170,680	BNP Paribas SA	01/03/19	17
USD	417,946	BRL	1,614,359	Goldman Sachs International	01/03/19	1,418
USD	85,200	ZAR	1,211,936	BNP Paribas SA	01/10/19	1,029
USD	57,500	COP	184,603,750	Royal Bank of Scotland	01/11/19	680
ARS	973,750	USD	25,000	BNP Paribas SA	01/16/19	372
ARS	3,293,950	USD	85,000	Citibank NA	01/16/19	828
ARS	2,994,900	USD	75,000	Deutsche Bank AG	01/16/19	3,036
ARS	598,950	USD	15,000	Royal Bank of Scotland	01/16/19	606
MXN	1,069,364	USD	53,275	Goldman Sachs International	01/16/19	1,035
USD	137,995	CLP	95,133,753	BNP Paribas SA	01/16/19	878
USD	140,000	RUB	9,437,400	Bank of America NA	01/16/19	4,807
USD	420,000	ZAR	6,039,697	BNP Paribas SA	01/16/19	867
IDR	4,729,335,000	USD	307,000	Barclays Bank plc	01/18/19	20,686
KRW	189,261,000	USD	170,000	Bank of America NA	02/07/19	118
USD	170,000	KRW	187,816,000	Morgan Stanley & Co. International plc	02/07/19	1,181
ARS	598,825	USD	14,207	BNP Paribas SA	03/07/19	441
ARS	1,416,100	USD	34,000	BNP Paribas SA	03/11/19	481
GBP	2,233,000	USD	2,835,528	Barclays Bank plc	03/20/19	21,250
USD	444,000	CHF	432,541	Citibank NA	03/20/19	752
USD	1,504,520	EUR	1,160,000	Deutsche Bank AG	12/13/19	135,003
USD	1,514,264	EUR	1,160,000	Deutsche Bank AG	02/25/20	136,327
JPY	154,610,000	USD	1,432,635	JPMorgan Chase Bank NA	03/16/20	31,719
USD	1,543,322	JPY	154,610,000	HSBC Bank plc	03/16/20	78,968

						443,864

BRL	163,201	USD	42,600	Goldman Sachs International	01/03/19	(492)
USD	281,929	BRL	1,104,316	Goldman Sachs International	01/03/19	(3,001)
USD	170,000	TWD	5,246,710	BNP Paribas SA	01/03/19	(697)
ZAR	1,200,391	USD	85,200	BNP Paribas SA	01/10/19	(1,831)
COP	181,757,500	USD	57,500	BNP Paribas SA	01/11/19	(1,556)
CLP	130,984,015	USD	195,395	BNP Paribas SA	01/16/19	(6,607)
CLP	75,342,912	USD	112,600	Deutsche Bank AG	01/16/19	(4,008)
COP	183,575,075	USD	57,500	Goldman Sachs International	01/16/19	(1,011)
RUB	9,304,400	USD	140,000	Bank of America NA	01/16/19	(6,712)

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,000	ARS	400,300	Goldman Sachs International	01/16/19	$(430)
USD	45,000	ARS	1,738,125	HSBC Bank plc	01/16/19	(289)
USD	10,000	BRL	38,830	Deutsche Bank AG	01/16/19	(9)
USD	232,741	IDR	3,368,535,952	BNP Paribas SA	01/16/19	(722)
USD	250,000	KRW	281,527,500	Citibank NA	01/16/19	(2,891)
USD	280,000	MXN	5,637,576	Citibank NA	01/16/19	(6,316)
USD	213,100	MXN	4,334,722	JPMorgan Chase Bank NA	01/16/19	(7,048)
ZAR	1,993,933	USD	140,000	Northern Trust Co.	01/16/19	(1,628)
ZAR	3,951,920	USD	280,000	UBS AG	01/16/19	(5,751)
USD	307,000	IDR	4,527,329,000	JPMorgan Chase Bank NA	01/18/19	(6,690)
USD	3,359,978	JPY	375,258,000	Citibank NA	01/22/19	(69,214)
USD	13,197,544	JPY	1,472,588,596	JPMorgan Chase Bank NA	01/22/19	(259,302)
USD	310,427	COP	1,025,030,000	Goldman Sachs International	01/23/19	(4,870)
USD	90,940	COP	295,920,000	HSBC Bank plc	01/23/19	(84)
USD	41,682	COP	137,050,000	JPMorgan Chase Bank NA	01/23/19	(474)
USD	363,581	COP	1,200,000,000	UBS AG	01/23/19	(5,536)
USD	1,267,345	MXN	25,520,000	Citibank NA	01/23/19	(27,086)
USD	164,432	ZAR	2,390,000	Bank of America NA	01/23/19	(1,271)
BRL	1,617,493	USD	417,946	Goldman Sachs International	02/04/19	(1,438)
USD	81,809	JPY	9,233,000	Citibank NA	02/05/19	(2,656)
USD	1,849,559	JPY	208,571,312	Deutsche Bank AG	02/05/19	(58,487)
USD	920,332	JPY	104,285,656	Nomura International plc	02/05/19	(33,691)
USD	405,192	MXN	8,177,000	Goldman Sachs International	02/05/19	(8,632)
USD	25,000	ARS	1,007,500	BNP Paribas SA	02/11/19	(337)
USD	20,000	ARS	806,000	JPMorgan Chase Bank NA	02/11/19	(270)
CAD	1,394,451	EUR	888,000	BNP Paribas SA	03/20/19	(746)
CAD	1,209,845	USD	888,000	Toronto Dominion Bank	03/20/19	(216)
USD	2,830,953	GBP	2,233,000	Morgan Stanley & Co. International plc	03/20/19	(25,826)
TRY	338,191	USD	63,153	JPMorgan Chase Bank NA	06/19/19	(4,528)
EUR	1,160,000	USD	1,419,283	JPMorgan Chase Bank NA	12/13/19	(49,766)
EUR	1,160,000	USD	1,429,520	JPMorgan Chase Bank NA	02/25/20	(51,581)

						(663,700)

	Net Unrealized Depreciation					$(219,836)

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD
Currency	Up and In	Deutsche Bank AG	01/07/19	BRL	3.60	BRL	4.00	USD	440	$—
USD
Currency	Up and In	Deutsche Bank AG	02/07/19	BRL	3.50	BRL	4.00	USD	319	2

										$2

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.92	USD	170	$881
USD Currency	Deutsche Bank AG	04/03/19	JPY	112.00	USD	2,842	16,299

							17,180

Put
USD Currency	Goldman Sachs International	01/08/19	BRL	3.60	USD	240	—
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.74	USD	170	91
USD Currency	HSBC Bank plc	01/31/19	KRW	1,110.00	USD	250	2,134
USD Currency	Goldman Sachs International	02/07/19	BRL	3.90	USD	170	3,427
USD Currency	HSBC Bank plc	02/07/19	KRW	1,115.00	USD	170	2,053
USD Currency	JPMorgan Chase Bank NA	02/21/19	ZAR	13.50	USD	138	618
USD Currency	Deutsche Bank AG	04/03/19	JPY	112.00	USD	2,842	95,460

							103,783

							$120,963

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD	2,140	$30,623
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD	530	7,584
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70%	Semi-Annual	Barclays Bank plc	06/10/19	2.70%	USD	2,174	31,685
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	JPMorgan Chase Bank NA	04/27/38	3.04%	USD	5,980	341,657
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	JPMorgan Chase Bank NA	04/27/38	3.04%	USD	1,547	88,385

										499,934

Put
10-Year Interest Rate Swap	3.77%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/24/19	3.77%	USD	1,335	268
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	04/27/38	3.04%	USD	5,980	281,892
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	04/27/38	3.04%	USD	1,547	72,924

										355,084

										$855,018

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.90	USD	170	$(1,171)
USD Currency	Citibank NA	01/11/19	MXN	20.90	USD	170	(24)
USD Currency	JPMorgan Chase Bank NA	02/07/19	KRW	1,140.00	USD	85	(276)
USD Currency	Morgan Stanley & Co. International plc	04/03/19	JPY	112.00	USD	2,842	(16,228)

							(17,699)

Put
USD Currency	Morgan Stanley & Co. International plc	01/10/19	BRL	3.60	USD	170	(1)
USD Currency	JPMorgan Chase Bank NA	02/07/19	KRW	1,085.00	USD	85	(221)
USD Currency	HSBC Bank plc	02/07/19	KRW	1,085.00	USD	170	(442)
USD Currency	Goldman Sachs International	02/07/19	BRL	3.75	USD	255	(1,346)
USD Currency	Morgan Stanley & Co. International plc	04/03/19	JPY	112.00	USD	2,842	(95,642)

							(97,652)

							$(115,351)

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	10/16/20	2.75%	USD	16,930	$(183,504)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	JPMorgan Chase Bank NA	10/16/20	2.75%	USD	4,380	(47,475)

										(230,979)

Put
2-Year Interest Rate Swap	3.75%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	10/16/20	3.75%	USD	16,930	(20,164)
2-Year Interest Rate Swap	3.75%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	10/16/20	3.75%	USD	4,380	(5,217)

										(25,381)

										$(256,360)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.31.V1	5.00%	Quarterly	12/20/23	B+	USD	2,790	$60,263	$29,198	$31,065

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund			Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency	Termination Date
UK Retail Price Index All Items Monthly	At Termination	3.57%	At Termination	11/15/28	GBP	1,717	$8,078	$(863)	$8,941

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund				Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Effective Date
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	25,421	$1,234	$—	$1,234
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	22,534	(7,933)	—	(7,933)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	11,074	(3,910)	—	(3,910)
1.55%	Semi-Annual	6 month LIBOR	Semi-Annual	11/09/20	(a)	11/09/21	GBP	43,417	(118,541)	4,415	(122,956)
6 month EURIBOR	Semi-Annual	0.38%	Annual	11/09/20	(a)	11/09/21	EUR	23,911	81,202	(1,135)	82,337
6 month EURIBOR	Semi-Annual	0.38%	Annual	11/09/20	(a)	11/09/21	EUR	23,911	79,823	(319)	80,142
6 month EURIBOR	Semi-Annual	0.32%	Annual	11/16/20	(a)	11/16/21	EUR	24,169	64,532	—	64,532
1.42%	Semi-Annual	6 month LIBOR	Semi-Annual	11/16/20	(a)	11/16/21	GBP	22,067	(25,298)	—	(25,298)
1.34%	Semi-Annual	6 month LIBOR	Semi-Annual	12/10/20	(a)	12/10/21	GBP	11,155	427	(264)	691
6 month EURIBOR	Semi-Annual	0.24%	Annual	12/14/20	(a)	12/14/21	EUR	12,220	18,170	363	17,807
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	5,081	12,659	—	12,659
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	3,855	9,571	—	9,571
1.67%	Semi-Annual	6 month LIBOR	Semi-Annual	11/08/21	(a)	11/08/22	GBP	11,012	(36,678)	2,405	(39,083)
1.66%	Semi-Annual	6 month LIBOR	Semi-Annual	11/08/21	(a)	11/08/22	GBP	11,011	(35,320)	916	(36,236)
1.54%	Semi-Annual	6 month LIBOR	Semi-Annual	11/15/21	(a)	11/15/22	GBP	11,140	(19,482)	—	(19,482)
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	1,733	(10,525)	—	(10,525)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	60	(1,510)	—	(1,510)
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	91	1,469	—	1,469
2.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/23/26	USD	125	(3,262)	—	(3,262)
6 month EURIBOR	Semi-Annual	0.82%	Annual	03/11/19	(a)	02/15/28	EUR	5,630	42,025	—	42,025
3.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/03/28	USD	152	(5,978)	—	(5,978)
1.58%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/21/28	GBP	2,295	(44,570)	244	(44,814)

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

Paid by the Fund		Received by the Fund				Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Effective Date
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/24/28	USD	107	$(1,179)	$—	$(1,179)
3.23%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	76	(3,314)	—	(3,314)
3 month LIBOR	Quarterly	3.35%	Semi-Annual	04/26/19	(a)	04/26/29	USD	216	11,619	—	11,619
3.26%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	310	(14,387)	—	(14,387)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	06/12/19	(a)	06/12/29	USD	674	(11,349)	—	(11,349)

									$(20,505)	$6,625	$(27,130)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	135	$(266)	$360	$(626)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	135	(239)	596	(835)
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	117	5,574	5,348	226
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	116	5,548	5,053	495
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	117	5,596	5,196	400
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	233	11,144	10,249	895
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	232	11,097	10,205	892
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	117	5,596	5,097	499
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	116	5,548	5,053	495
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	137	6,574	6,278	296
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	116	5,548	5,053	495
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	117	5,596	5,097	499
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	117	5,596	5,238	358
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	117	5,596	5,039	557
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	116	5,548	5,152	396
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	116	5,548	4,996	552
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	116	5,548	5,021	527
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/23	USD	220	10,523	18,658	(8,135)
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/23	USD	77	3,682	3,412	270
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/23	USD	130	6,218	11,025	(4,807)
Federative Republic of Brazil	1.00%	Quarterly	HSBC Bank plc	12/20/23	USD	1,002	47,945	85,235	(37,290)
Republic of Colombia	1.00%	Quarterly	Bank of America NA	12/20/23	USD	66	1,698	721	977
Republic of Colombia	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	111	2,857	2,123	734
Republic of Colombia	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	110	2,830	2,104	726
Republic of Colombia	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	116	2,989	1,965	1,024
Republic of Colombia	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	107	2,764	1,675	1,089
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	109	2,805	2,084	721
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	108	2,779	2,183	596
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	108	2,779	2,018	761
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	35	900	654	246
Republic of Colombia	1.00%	Quarterly	Citibank NA	12/20/23	USD	108	2,779	2,136	643
Republic of Colombia	1.00%	Quarterly	Deutsche Bank AG	12/20/23	USD	111	2,857	2,123	734
Republic of the Philippines	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	646	(4,219)	(3,037)	(1,182)
Republic of the Philippines	1.00%	Quarterly	Citibank NA	12/20/23	USD	400	(2,613)	(2,145)	(468)
Republic of Turkey	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	38	4,227	4,302	(75)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	73	1,819	558	1,261
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	220	5,480	1,681	3,799
United Mexican States	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	147	3,661	1,156	2,505
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	109	2,715	2,411	304
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	109	2,715	2,411	304
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	73	1,818	586	1,232
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	73	1,818	586	1,232
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	73	1,819	586	1,233
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	53	1,320	507	813
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	73	1,819	554	1,265
United Mexican States	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	89	2,217	1,969	248
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	71	1,768	527	1,241

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	70	$1,744	$422	$1,322
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	133	3,307	2,366	941
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	130	3,238	1,247	1,991
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	84	2,092	469	1,623
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	133	3,314	3,132	182
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	110	2,740	2,396	344
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	72	1,793	418	1,375
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	72	1,793	386	1,407
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	210	5,231	2,014	3,217
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	111	2,765	2,125	640
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	111	2,765	2,198	567
United Mexican States	1.00%	Quarterly	Citibank NA	12/20/23	USD	111	2,765	2,515	250
United Mexican States	1.00%	Quarterly	Deutsche Bank AG	12/20/23	USD	69	1,719	676	1,043
United Mexican States	1.00%	Quarterly	Deutsche Bank AG	12/20/23	USD	69	1,719	676	1,043
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	48	1,196	494	702
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	700	17,436	13,440	3,996
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/23	USD	70	1,744	579	1,165
CMBX.NA.9.A	2.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	60	2,415	1,111	1,304
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	76	3,059	1,188	1,871
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	100	4,025	1,704	2,321
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	60	2,415	1,038	1,377
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	USD	30	1,207	553	654
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	150	549	1,775	(1,226)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	120	440	1,437	(997)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	90	329	1,066	(737)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	100	367	1,183	(816)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	230	843	2,933	(2,090)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	230	(1,388)	—	(1,388)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	140	(845)	(20)	(825)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	200	(1,207)	(147)	(1,060)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	30	4,823	2,846	1,977

							$292,314	$292,019	$295

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	135	$265	$(415)	$680
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	135	238	(520)	758
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	NR	USD	390	(51)	(1,522)	1,471
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	95	(1)	(19)	18
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	A	USD	60	(2,221)	(5,871)	3,650
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	A	USD	60	(2,221)	(3,241)	1,020
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	107	(12,940)	(9,265)	(3,675)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	80	(9,675)	(8,477)	(1,198)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	37	(4,475)	(4,421)	(54)
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	32	(3,870)	(2,795)	(1,075)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	45	(5,443)	(4,584)	(859)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	18	(2,177)	(2,166)	(11)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	63	(7,619)	(6,099)	(1,520)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	2	(242)	(235)	(7)
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A	USD	120	(5,070)	(5,138)	68
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A	USD	60	(2,535)	(2,615)	80
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	BBB-	USD	10	(1,145)	(851)	(294)
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB	USD	30	(4,823)	(2,353)	(2,470)

								$(64,005)	$(60,587)	$(3,418)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
1 day BZDIOVER	At Termination	7.48%	At Termination	Bank of America NA	01/04/21	BRL	8,120	$6,297	$—	$6,297
1 day BZDIOVER	At Termination	7.46%	At Termination	Bank of America NA	01/04/21	BRL	2,328	1,579	—	1,579
1 day BZDIOVER	At Termination	7.42%	At Termination	Credit Suisse International	01/04/21	BRL	4,058	1,898	—	1,898
1 day BZDIOVER	At Termination	7.43%	At Termination	JPMorgan Chase Bank NA	01/04/21	BRL	1,734	898	—	898
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	470	(7,414)	—	(7,414)
1 day BZDIOVER	At Termination	8.53%	At Termination	Citibank NA	01/02/23	BRL	4,610	5,630	—	5,630
5.73%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	01/03/25	MXN	672	4,755	—	4,755
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	541	(3,071)	—	(3,071)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	271	(1,600)	—	(1,600)
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	864	(5,233)	—	(5,233)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	3,395	20,957	—	20,957
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	122	(793)	—	(793)

								$23,903	$—	$23,903

OTC Currency Swaps

Paid by the Fund		Received by the Fund		Notional Amount (000)		Counterparty	Termination Date (a)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Delivered	Received
16.77 TRY	Annual	3 month LIBOR	Quarterly	TRY 338	USD 63	JPMorgan Chase Bank NA	06/19/24	$(2,640)	$—	$(2,640)

(a)	At termination date, the notional amount delivered will be exchanged for the notional amount received.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.41%
3 month LIBOR	London Interbank Offered Rate	2.81%
6 month EURIBOR	Euro Interbank Offered Rate	(0.24%)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$37,541	$(2,581)	$364,092	$(351,216)	$—
OTC Swaps	297,368	(65,936)	112,611	(94,471)	—
Options Written	N/A	N/A	96,869	(179,542)	(371,711)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$2,904,015	$—	$2,904,015
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	443,864	—	—	443,864
Options purchased
Investments at value — unaffiliated(b)	—	—	—	120,965	855,018	—	975,983
Swaps — centrally cleared
Net unrealized appreciation(a)	—	31,065	—	—	324,086	8,941	364,092
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	367,965	—	—	42,014	—	409,979

	$—	$399,030	$—	$564,829	$4,125,133	$8,941	$5,097,933

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$1,019,161	$—	$1,019,161
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	663,700	—	—	663,700
Options written
Options written, at value	—	—	—	115,351	256,360	—	371,711
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	351,216	—	351,216
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	139,656	—	2,640	18,111	—	160,407

	$—	$139,656	$—	$781,691	$1,644,848	$—	$2,566,195

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,362,137)	$—	$(1,362,137)
Forward foreign currency exchange contracts	—	—	—	989,237	—	—	989,237
Options purchased(a)	—	—	—	(842,787)	(241,099)	—	(1,083,886)
Options written	—	25,453	—	497,807	746,531	—	1,269,791
Swaps	—	20,917	—	(13,484)	(18,445)	(27,368)	(38,380)

	$—	$46,370	$—	$630,773	$(875,150)	$(27,368)	$(225,375)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,835,140	$—	$1,835,140
Forward foreign currency exchange contracts	—	—	—	(197,264)	—	—	(197,264)
Options purchased(b)	—	—	—	216,148	360,449	—	576,597
Options written	—	—	—	(168,738)	(224,205)	—	(392,943)
Swaps	—	54,313	—	(2,640)	178,277	38	229,988

	$—	$54,313	$—	$(152,494)	$2,149,661	$38	$2,051,518

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$191,092,480
Average notional value of contracts — short	$86,080,473
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$31,554,141
Average amounts sold — in USD	$14,959,821
Options:
Average value of option contracts purchased	$207,113
Average value of option contracts written	$112,919
Average notional value of swaption contracts purchased	$14,172,500
Average notional value of swaption contracts written	$82,698,000
Credit default swaps:
Average notional value — buy protection	$8,853,636
Average notional value — sell protection	$2,382,048
Interest rate swaps:
Average notional value — pays fixed rate	$41,597,330
Average notional value — receives fixed rate	$36,365,434
Currency swaps:
Average notional value — pays	$15,975
Average notional value — receives	$15,788
Inflation Swaps:
Average notional value — receives fixed rate	$1,542,577
Total return swaps:
Average notional value	$3,590,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$332,672	$185,685
Forward foreign currency exchange contracts	443,864	663,700
Options(a)	975,983	371,711
Swaps — Centrally cleared	13,862	—
Swaps — OTC(b)	409,979	160,407

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,176,360	$1,381,503
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(346,534)	(185,685)

Total derivative assets and liabilities subject to an MNA	$1,829,826	$1,195,818

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$20,530	$(13,097)	$—	$—	$7,433
Barclays Bank plc	185,925	—	—	—	185,925
BNP Paribas SA	26,079	(16,715)	—	—	9,364
Citibank NA	94,335	(94,335)	—	—	—
Citigroup Global Markets, Inc.	2,415	—	—	—	2,415
Credit Suisse International	14,643	(14,643)	—	—	—
Deutsche Bank AG	414,982	(96,277)	—	—	318,705
Goldman Sachs International	45,194	(43,274)	—	—	1,920
HSBC Bank plc	168,390	(38,105)	—	—	130,285
JPMorgan Chase Bank NA	819,211	(436,634)	—	(382,577)	—
JPMorgan Securities LLC	4,823	(4,823)	—	—	—
Morgan Stanley & Co. International plc	32,013	(32,013)	—	—	—
Royal Bank of Scotland	1,286	—	—	—	1,286

	$1,829,826	$(789,916)	$—	$(382,577)	$657,333

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America NA	$13,097	$(13,097)	$—	$—	$—
BNP Paribas SA	16,715	(16,715)	—	—	—
Citibank NA	321,301	(94,335)	—	—	226,966
Credit Suisse International	20,511	(14,643)	—	—	5,868
Deutsche Bank AG	96,277	(96,277)	—	—	—
Goldman Sachs International	43,274	(43,274)	—	—	—
HSBC Bank plc	38,105	(38,105)	—	—	—
JPMorgan Chase Bank NA	436,634	(436,634)	—	—	—
JPMorgan Securities LLC	5,015	(4,823)	—	—	192
Morgan Stanley & Co. International plc	158,067	(32,013)	—	—	126,054
Nomura International plc	33,691	—	—	—	33,691
Northern Trust Co.	1,628	—	—	—	1,628
Toronto Dominion Bank	216	—	—	—	216
UBS AG	11,287	—	—	—	11,287

	$1,195,818	$(789,916)	$—	$—	$405,902

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$44,559,426	$1,026,437	$45,585,863
Corporate Bonds:
Aerospace & Defense	—	8,097,759	—	8,097,759
Air Freight & Logistics	—	947,645	—	947,645
Airlines	—	2,255,237	—	2,255,237
Auto Components	—	404,452	—	404,452
Automobiles	—	3,677,121	—	3,677,121
Banks	—	38,337,204	—	38,337,204
Beverages	—	3,046,880	—	3,046,880
Biotechnology	—	4,283,641	—	4,283,641
Building Products	—	278,323	—	278,323
Capital Markets	—	10,769,013	894,031	11,663,044
Chemicals	—	1,999,880	—	1,999,880
Commercial Services & Supplies	—	452,857	—	452,857
Communications Equipment	—	153,343	—	153,343
Consumer Finance	—	11,169,839	—	11,169,839
Containers & Packaging	—	236,838	—	236,838
Diversified Consumer Services	—	747,615	—	747,615
Diversified Financial Services	—	1,963,000	—	1,963,000
Diversified Telecommunication Services	—	6,030,786	—	6,030,786
Electric Utilities	—	13,860,412	—	13,860,412
Electrical Equipment	—	114,766	—	114,766
Electronic Equipment, Instruments & Components	—	619,514	—	619,514
Energy Equipment & Services	—	988,471	—	988,471
Entertainment	—	1,660,086	—	1,660,086
Equity Real Estate Investment Trusts (REITs)	—	1,520,590	—	1,520,590
Food & Staples Retailing	—	1,588,022	—	1,588,022
Food Products	—	2,984,608	—	2,984,608
Gas Utilities	—	352,846	—	352,846
Health Care Equipment & Supplies	—	4,371,868	—	4,371,868
Health Care Providers & Services	—	6,759,256	—	6,759,256

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$—	$1,120,237	$—	$1,120,237
Household Products	—	738,344	—	738,344
Industrial Conglomerates	—	65,260	—	65,260
Insurance	—	2,238,433	—	2,238,433
Internet & Direct Marketing Retail	—	214,380	—	214,380
IT Services	—	2,206,333	—	2,206,333
Life Sciences Tools & Services	—	939,219	—	939,219
Media	—	7,096,432	—	7,096,432
Metals & Mining	—	1,216,633	—	1,216,633
Multi-Utilities	—	620,827	—	620,827
Oil, Gas & Consumable Fuels	—	22,161,169	—	22,161,169
Paper & Forest Products	—	745,881	—	745,881
Pharmaceuticals	—	7,895,806	—	7,895,806
Road & Rail	—	3,585,033	—	3,585,033
Semiconductors & Semiconductor Equipment	—	6,171,995	—	6,171,995
Software	—	4,259,522	—	4,259,522
Specialty Retail	—	564,607	—	564,607
Technology Hardware, Storage & Peripherals	—	1,806,311	—	1,806,311
Thrifts & Mortgage Finance	—	318,760	—	318,760
Tobacco	—	2,035,504	—	2,035,504
Trading Companies & Distributors	—	306,023	—	306,023
Wireless Telecommunication Services	—	2,785,322	—	2,785,322
Floating Rate Loan Interests:
Banks	—	—	426,783	426,783
Construction Materials	—	126,225	—	126,225
Diversified Financial Services	—	—	1,481,314	1,481,314
Gas Utilities	—	125,583	—	125,583
Machinery	—	12,721	—	12,721
Thrifts & Mortgage Finance	—	—	1,557,132	1,557,132
Foreign Agency Obligations	—	487,027	—	487,027
Foreign Government Obligations	—	13,271,821	—	13,271,821
Municipal Bonds	—	36,983,654	—	36,983,654
Non-Agency Mortgage-Backed Securities	—	21,649,726	3,137,920	24,787,646
Other Interests	—	—	—	—
Capital Trusts	—	862,313	—	862,313
U.S. Government Sponsored Agency Securities	—	241,161,378	81,630	241,243,008
U.S. Treasury Obligations	—	81,271,822	—	81,271,822
Short-Term Securities:
Borrowed Bond Agreements	—	2,134,119	—	2,134,119
Commercial Paper	—	1,122,568	—	1,122,568
Foreign Government Obligations	—	17,161,744	—	17,161,744
Money Market Funds	22,923,602	—	—	22,923,602
Options Purchased:
Foreign currency exchange contracts	—	120,965	—	120,965
Interest rate contracts	—	855,018	—	855,018
Liabilities:
Borrowed Bonds	—	(2,134,436)	—	(2,134,436)
TBA Sale Commitments	—	(70,559,746)	—	(70,559,746)

	$22,923,602	$587,975,831	$8,605,247	$619,504,680

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$101,662	$—	$101,662
Foreign currency exchange contracts	—	443,864	—	443,864
Interest rate contracts	2,904,015	366,100	—	3,270,115
Other contracts	—	8,941	—	8,941
Liabilities:
Credit contracts	—	(73,720)	—	(73,720)
Foreign currency exchange contracts	—	(781,691)	—	(781,691)
Interest rate contracts	(1,019,161)	(625,687)	—	(1,644,848)

	$1,884,854	$(560,531)	$—	$1,324,323

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended December 31, 2018, there were no transfers between Level 1 and Level 2.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2018	BlackRock Total Return V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening Balance, as of December 31, 2017	$2,576,403	$1,000,000	$1,599,976	$2,319,947	$—	$7,496,326
Transfers into Level 3	113,721	—	—	811,030	—	924,751
Transfers out of Level 3(a)	(1,816,281)	—	—	(899,366)	—	(2,715,647)
Other(b)	489,999	—	—	(489,999)	—	—
Accrued discounts/premiums	5,679	—	1,145	3,228	160	10,212
Net realized gain (loss)	(18,394)	—	9,949	(14,549)	158	(22,836)
Net change in unrealized appreciation (depreciation)(c)(d)	(29,677)	—	3,516	(68,011)	249	(93,923)
Purchases	721,130	—	3,755,699	2,936,214	82,609	7,495,652
Sales	(1,016,143)	(105,969)	(1,905,056)	(1,460,574)	(1,546)	(4,489,288)

Closing Balance, as of December 31, 2018	$1,026,437	$894,031	$3,465,229	$3,137,920	$81,630	$8,605,247

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018(d)	$(29,546)	$—	$(1,334)	$(60,380)	$249	$(91,011)

(a)

As of December 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, the investments at beginning of the period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

BlackRock Total Return V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $673,448,248)	$669,304,021
Investments at value — affiliated (cost — $22,894,841)	22,894,841
Cash pledged:
Futures contracts	1,198,050
Centrally cleared swaps	822,090
Foreign currency at value (cost — $6,157,739)	6,254,452
Receivables:
Investments sold	19,548,850
TBA sale commitments	69,937,862
Capital shares sold	768,780
Dividends — affiliated	53,911
Dividends — unaffiliated	12,590
Interest — unaffiliated	3,999,022
From the Manager	179,694
Variation margin on futures contracts	332,672
Variation margin on centrally cleared swaps	13,862
Swap premiums paid	297,368
Unrealized appreciation on:
Forward foreign currency exchange contracts	443,864
OTC swaps	112,611
Prepaid expenses	564
Other assets	5,262

Total assets	796,180,366

LIABILITIES
Bank overdraft	5,187
Cash received:
Collateral — OTC derivatives	620,000
Collateral — TBA commitments	270,000
Borrowed bonds at value (proceeds $2,087,831)	2,134,436
Options written at value (premium received $289,038)	371,711
TBA sale commitments at value (proceeds $69,937,862)	70,559,746
Payables:
Investments purchased	149,399,877
Capital shares redeemed	4,608,664
Income dividend distributions	1,182,020
Interest expense	8,555
Distribution fees	62,610
Variation margin on futures contracts	185,685
Board realignment and consolidation	179,694
Investment advisory fees	192,997
Directors’ and Officer’s fees	6,332
Other affiliates	1,053
Other accrued expenses	582,804
Swap premiums received	65,936
Unrealized depreciation on:
Forward foreign currency exchange contracts	663,700
OTC swaps	94,471

Total liabilities	231,195,478

NET ASSETS	$564,984,888

NET ASSETS CONSIST OF
Paid-in capital	$582,249,625
Accumulated loss	(17,264,737)

NET ASSETS	$564,984,888

NET ASSET VALUE
Class I — Based on net assets of $246,390,010 and 21,367,125 shares outstanding, 600 million shares authorized, $0.10 par value.	$11.53

Class III — Based on net assets of $318,594,878 and 27,959,108 shares outstanding, 100 million shares authorized, $0.10 par value.	$11.40

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statement of Operations

Year Ended December 31, 2018

BlackRock Total Return V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$342,883
Dividends — unaffiliated	35,512
Interest — unaffiliated	15,295,507
Foreign taxes withheld	(54,938)

Total investment income	15,618,964

EXPENSES
Investment advisory	1,964,361
Transfer agent — class specific	803,340
Distribution — class specific	731,260
Board realignment and consolidation	179,694
Reorganization	154,777
Accounting services	149,938
Professional	86,224
Printing	83,323
Custodian	79,002
Directors and Officer	22,496
Transfer agent	5,000
Registration	4,699
Miscellaneous	89,412

Total expenses excluding interest expense	4,353,526
Interest expense	148,905

Total expenses	4,502,431
Less:
Fees waived and/or reimbursed by the Manager	(324,405)
Transfer agent fees waived and/or reimbursed — class specific	(628,125)

Total expenses after fees waived and/or reimbursed	3,549,901

Net investment income	12,069,063

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(12,403,147)
Borrowed bonds	(20,488)
Forward foreign currency exchange contracts	989,237
Foreign currency transactions	119,312
Futures contracts	(1,362,137)
Options written	1,269,791
Swaps	(38,380)

(11,445,812)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,780,331)
Borrowed bonds	(1,406)
Forward foreign currency exchange contracts	(197,264)
Foreign currency translations	85,017
Futures contracts	1,835,140
Options written	(392,943)
Swaps	229,988

(1,221,799)

Net realized and unrealized loss	(12,667,611)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(598,548)

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Total Return V.I. Fund
	Year Ended December 31,

	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,069,063	$8,577,067
Net realized gain (loss)	(11,445,812)	186,051
Net change in unrealized appreciation (depreciation)	(1,221,799)	3,365,524

Net increase (decrease) in net assets resulting from operations	(598,548)	12,128,642

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(4,558,310)	(3,931,362)
Class III	(7,248,839)	(4,976,227)

Decrease in net assets resulting from distributions to shareholders	(11,807,149)	(8,907,589)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	157,601,267	83,969,566

NET ASSETS(b)
Total increase in net assets	145,195,570	87,190,619
Beginning of year	419,789,318	332,598,699

End of year	$564,984,888	$419,789,318

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund

	Class I

	Year Ended December 31,
	2018		2017		2016	2015	2014

Net asset value, beginning of year	$11.91		$11.79		$11.71	$11.93	$11.51

Net investment income(a)	0.33		0.29		0.23	0.22	0.32
Net realized and unrealized gain (loss)	(0.39)		0.13		0.09	(0.19)	0.44

Net increase (decrease) from investment operations	(0.06)		0.42		0.32	0.03	0.76

Distributions from net investment income(b)	(0.32)		(0.30)		(0.24)	(0.25)	(0.34)

Net asset value, end of year	$11.53		$11.91		$11.79	$11.71	$11.93

Total Return(c)
Based on net asset value	(0.46)%		3.60	%(d)	2.76%	0.26%	6.66%

Ratios to Average Net Assets(e)
Total expenses	0.85	%(f)	0.94%		0.82%	0.92%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58	%(f)	0.74%		0.62%	0.74%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.55%		0.62%		0.59%	0.69%	0.66%

Net investment income	2.84%		2.43%		1.92%	1.89%	2.68%

Supplemental Data
Net assets, end of year (000)	$246,390		$152,138		$157,445	$154,046	$130,765

Portfolio turnover rate(g)	488%		627%		590%	900%	772%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 3.51%.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	0.01%	0.01%	—%

(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.82% and 0.57%, respectively.

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	310%	389%	396%	625%	560%

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund (continued)

	Class III

	Year Ended December 31,
	2018		2017		2016	2015	2014

Net asset value, beginning of year	$11.76		$11.65		$11.57	$11.79	$11.38

Net investment income(a)	0.29		0.25		0.19	0.18	0.27
Net realized and unrealized gain (loss)	(0.37)		0.12		0.10	(0.19)	0.44

Net increase (decrease) from investment operations	(0.08)		0.37		0.29	(0.01)	0.71

Distributions from net investment income(b)	(0.28)		(0.26)		(0.21)	(0.21)	(0.30)

Net asset value, end of year	$11.40		$11.76		$11.65	$11.57	$11.79

Total Return(c)
Based on net asset value	(0.63)%		3.21	%(d)	2.46%	(0.08)%	6.28%

Ratios to Average Net Assets(e)
Total expenses	1.06	%(f)	1.16%		1.01%	1.06%	1.11%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89	%(f)	1.06%		0.93%	1.04%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.86%		0.94%		0.89%	0.98%	0.98%

Net investment income	2.54%		2.15%		1.61%	1.54%	2.31%

Supplemental Data
Net assets, end of year (000)	$318,595		$267,651		$175,153	$68,844	$7,300

Portfolio turnover rate(g)	488%		627%		590%	900%	772%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	—%	0.01%	0.01%	—%

(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 0.88%, respectively.

(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	310%	389%	396%	625%	560%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganizations: The Board approved an Agreement and Plan of Reorganization with respect to the following Predecessor Fund, pursuant to which the Predecessor Fund reorganized into a newly created series (the “Acquiring Fund”) of BlackRock Variable Series Funds II, Inc., a newly organized Maryland corporation. The reorganization (the “Board Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Predecessor Fund.

Predecessor Fund	Predecessor Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Total Return V.I. Fund	BlackRock Variable Series Funds, Inc.	BlackRock Total Return V.I. Fund	BlackRock Variable Series Funds II, Inc.

The Board Reorganization was effected in connection with the proposed reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the Predecessor Fund. The Predecessor Fund is the performance and accounting survivor of the Board Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Board Reorganization. In addition, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Predecessor Fund as of the date of the Board Reorganization. The Board Reorganization was tax-free, meaning that the Predecessor Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Predecessor Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. Each shareholder of the Predecessor Fund received shares of the Acquiring Fund in an amount equal to the aggregate NAV of such shareholder’s Predecessor Fund shares, as determined at the close of business on September 14, 2018.

The Board Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Predecessor Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post-Reorganization
BlackRock Total Return V.I. Fund	38,673,771	1	38,673,771

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Board Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization were as follows:

Predecessor Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Total Return V.I. Fund	$441,417,729	$456,367,844	$464,343,573

Prior to the Board Reorganization’s effective date, the Predecessor Fund began to incur expenses in connection with the proposed realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse certain funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

The Board of Trustees of State Farm Variable Product Trust and shareholders of the State Farm Fund approved the reorganization (the “State Farm Reorganization”) of the State Farm Fund (defined below) into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the State Farm Fund in exchange for an equal aggregate value of newly-issued Class I Shares of the Fund.

Each shareholder of the State Farm Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s State Farm Fund shares, as determined at the close of business on October 26, 2018, less the costs of the State Farm Reorganization.

The State Farm Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amount and at the following conversion ratio:

State Farm Fund	Shares Prior to Reorganization	Conversion Ratio	Total Return V.I. Fund Share Class	Shares of Total Return V.I. Fund
State Farm Bond Fund, a series of State Farm Variable Product Trust	11,641,553	0.85469550	Class I	9,949,983

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The State Farm Fund’s net assets and composition of net assets on October 26, 2018, the valuation date of the State Farm Reorganization were as follows:

State Farm Fund	Net Assets	Paid-In Capital	Accumulated Loss
State Farm Bond Fund, a series of State Farm Variable Product Trust	$113,486,424	$116,592,762	$(3,106,338)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the State Farm Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the State Farm Reorganization were $440,042,333. The aggregate net assets of the Fund immediately after the acquisition amounted to $553,528,757. The State Farm Fund’s fair value and cost of investments prior to the State Farm Reorganization were as follows:

State Farm Fund	Fair Value of Investments	Cost of Investments
State Farm Bond Fund, a series of State Farm Variable Product Trust	$102,795,581	$105,908,727

The purpose of the transaction was to combine the assets of the State Farm Fund with the assets of the Fund. The State Farm Reorganization was a tax-free event and closed on October 29, 2018.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $15,145,680

•	Net realized and change in unrealized loss on investments: $(17,219,170)

•	Net decrease in net assets resulting from operations: $(2,073,490)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fund that have been included in the Fund’s Statement of Operations since October 29, 2018.

State Farm Reorganization costs incurred by the Fund in connection with the State Farm Reorganization were expensed by the Fund. The Manager reimbursed the Fund $131,200, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $10,185,960 and 1.58%, respectively.

Borrowed bond agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) / from Counterparty (c)
Deutsche Bank Securities, Inc.	$70,963	$(71,041)	$(78)	$—	$—	$—	$—	$—	$(78)
Merrill Lynch, Pierce, Fenner & Smith Inc.	2,063,156	(2,071,950)	(8,794)	—	—	—	—	—	(8,794)

	$2,134,119	$(2,142,991)	$(8,872)	$—	$—	$—	$—	$—	$(8,872)

(a)	Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $8,555 which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee based on a percentage of the aggregate average daily net assets of the Fund and BlackRock High Yield V.I. Fund, a series of the Company, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.50%
$250 Million — $500 Million	0.45
$500 Million — $750 Million	0.40
Greater than $750 Million	0.35

For the year ended December 31, 2018, the aggregate average daily net assets of the Fund and BlackRock High Yield V.I. Fund were approximately $925,048,876.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the class specific distribution fees borne directly by Class III were $731,260.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$334,544	$468,796	$803,340

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $13,511.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $5,365 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has begun to incur expenses in connection with the proposed realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount reimbursed was $179,694.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$334,544	$293,581	$628,125

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business and excluding distribution fees for Class III shares (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
0.60%	1.50%

In addition, with respect to Class I shares, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses including interest expense, and excluding dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business to 0.60% of average daily net assets through April 30, 2021.

Prior to October 29, 2018, the expense limitations as a percentage of average daily net assets was 1.25% for Class I and 1.50% for Class III.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$1,085,322
Sales	324,881
Net Realized Loss	(10,021)

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$2,148,263,526	$2,069,648,029
U.S Government Securities	161,095,914	235,810,086

For the year ended December 31, 2018, purchases and sales related to mortgage dollar rolls were $840,805,240 and $841,351,296, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$11,807,149	$8,907,589

As of period end, the tax components of accumulated loss were as follows:

Capital loss carryforward	$(11,325,583)
Net unrealized losses(a)	(5,939,154)

$(17,264,737)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements and the classification of investments.

As of December 31, 2018, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $11,325,583.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$696,510,197

Gross unrealized appreciation	$8,510,030
Gross unrealized depreciation	(13,578,515)

Net unrealized depreciation	$(5,068,485)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	933,798	$10,833,853	738,932	$8,778,869
Shares issued in reinvestment of distributions	369,629	4,273,362	330,876	3,939,184
Shares issued in reorganization	9,949,983	113,486,424	—	—
Shares redeemed	(2,665,076)	(30,779,754)	(1,644,712)	(19,574,644)

Net increase (decrease)	8,588,334	$97,813,885	(574,904)	$(6,856,591)

Class III
Shares sold	6,390,408	$73,352,056	7,912,809	$93,125,910
Shares issued in reinvestment of distributions	616,305	7,043,445	409,818	4,824,507
Shares redeemed	(1,797,585)	(20,608,119)	(606,082)	(7,124,260)

Net increase	5,209,128	$59,787,382	7,716,545	$90,826,157

Total Net Increase	13,797,462	$157,601,267	7,141,641	$83,969,566

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income
Class I	(3,931,362)
Class III	(4,976,227)

Distributions in excess of net investment income as of December 31, 2017 was $(437,435).

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return V.I. Fund and the Board of Directors of BlackRock Variable Series Funds II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds II, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Corporation”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

On September 17, 2018, each Fund acquired the assets, subject to the liabilities of BlackRock High Yield V.I. Fund (the “Predecessor High Yield V.I. Fund”), BlackRock Total Return V.I. Fund (the “Predecessor Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “Predecessor U.S. Government Bond V.I. Fund”) (each, a “Predecessor Fund,” and collectively, the “Predecessor Funds”), each a series of BlackRock Variable Series Funds, Inc. (the “Predecessor Corporation”), respectively, through a reorganization (the “Reorganization”). Each Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as its respective Predecessor Fund. As a result of the Reorganization, each Fund adopted the performance and financial history of its respective Predecessor Fund. The Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement” or the “Predecessor Agreement”) between the Predecessor Corporation, on behalf of each Predecessor Fund, and the Manager.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund (and those provided to each Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s (and each Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Predecessor Agreement was most recently considered and approved by the board of directors of the Predecessor Corporation (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreement were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreement. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to each Predecessor Fund); (b) the investment performance of each Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund and each Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund and each Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreement. These meetings were considered by the Board in evaluating approval of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of each Fund and the fees and expense ratios of each Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for each Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund and those provided to each Predecessor Fund and the resulting performance of each Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of each Predecessor Fund. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Predecessor Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreement.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to each Fund (and those provided to each Predecessor Fund). The Board considered that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Predecessor Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Predecessor Fund. In connection with its review of each Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of each Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor High Yield V.I. Fund ranked in the second, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor High Yield V.I. Fund’s underperformance during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Total Return V.I. Fund ranked in the third, third, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor Total Return V.I. Fund’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor U.S. Government Bond V.I. Fund ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor U.S. Government Bond V.I. Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund and each Predecessor Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, considered that each Fund’s proposed contractual management fee rate was identical to each Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that each Fund’s estimated total net expense ratio was identical to each Predecessor Fund’s total expense ratio. The Board also considered the comparison of each Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreement.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	65

Disclosure of Investment Advisory Agreement  (continued)

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Predecessor Fund, which would be the same services to be provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreement, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreement, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to each Fund based on its review of the estimated cost of the services provided to each Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Funds to each Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund and each Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor High Yield V.I. Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield V.I. Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the High Yield V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the Predecessor Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Predecessor Total Return V.I. Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Total Return V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the Predecessor U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Predecessor U.S. Government Bond V.I. Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the U.S. Government Bond V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the U.S. Government Bond V.I. Fund. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund based on its review of the Predecessor Agreement, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund (and each Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreement.

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	67

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NGN	Nigerian Naira

RUB	New Russian Ruble

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CDO	Collateralized Debt Obligation

CDX	Credit Default Swap Index

CETIP	Central of Custody and Financial Settlement of Securities

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

CWABS	Countrywide Asset-Backed Certificates

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

TBA	To-be-announced

VRDN	Variable Rate Demand Notes

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Variable Series Funds II, Inc.

➢	BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2018	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

The largest detractors from performance relative to the benchmark included an allocation to Treasury inflation protected securities. Security selection within 30-year agency mortgage-backed securities (“MBS”) and the Fund’s underweighting of 15-year agency MBS also weighed on Fund returns.

Positive contributors to performance relative to the benchmark included the Fund’s stance with respect to U.S. interest rates. A below-benchmark stance with respect to duration (and corresponding interest rate sensitivity) aided returns as rates rose. In addition, the Fund’s positioning along the U.S. Treasury yield curve added to performance. Allocations to securitized sectors including commercial mortgage-backed securities (“CMBS”), agency collateralized mortgage obligations (“CMOs”) and senior floating rate collateralized loan obligations (“CLOs”) also contributed positively. These segments continued to benefit from favorable fundamentals around the U.S. consumer, housing and commercial real estate. The Fund’s strategies with respect to both global interest rates and currencies added to relative performance as well.

Describe recent portfolio activity.

During the 12-month period, the Fund decreased its allocation to U.S. government securities, while adding exposures in agency MBS, primarily in pass-throughs with a smaller increase to CMOs. The Fund kept its out-of-benchmark allocation to securitized assets roughly unchanged during the period, adding some exposures in CMBS while trimming exposures in CLOs. The Fund maintained an underweight stance with respect to duration, with the degree of underweight decreasing over the period.

The Fund held a small percentage of assets in derivatives including options and futures contracts as a means to manage risk to allocations in MBS and securitized assets. The use of derivatives had a positive impact on Fund performance for the period.

Describe portfolio positioning at period end.

At period end, the Fund was slightly underweight in agency MBS relative to the benchmark, with exposures continuing to favor higher coupons relative to lower coupons, given valuations that appeared attractive relative to the underlying fundamentals. The Fund continued to hold a core allocation to agency CMBS and CMOs for carry (incremental income), while pursuing an increased allocation to CMBS owing to attractive valuations versus low coupon MBS. The Fund was modestly short U.S. duration. Outside of the United States, the Fund was tactically short in the long-end of the German yield curve in anticipation of a heavy January supply calendar. The Fund was also positioned with a short real rate position in the United Kingdom on the belief that the market was pricing an overly negative outcome from Brexit negotiations. Lastly, the Fund had a short position in the middle of the Japanese curve on the view that valuations were stretched in that segment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	62%
U.S. Treasury Obligations	34
Asset-Backed Securities	2
Non-Agency Mortgage-Backed Securities	2
Foreign Government Obligations	—	(b)

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Representing less than 0.5% of the Fund’s total investments.

2	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock U.S. Government Bond V.I. Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

(b)

The Fund invests, under normal circumstances, at least 80% of its assets in fixed-income securities that are issued or guaranteed by the U.S. Government and its agencies. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond V.I. Fund (the “Predecessor Fund”), a series of BlackRock Variable Series Funds, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

(c)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(d)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2018

	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns (c)	Average Annual Total Returns
				1 Year (c)	5 Years (c)	10 Years (c)
Class I(a)	2.44%	2.13%	1.29%	0.29%	1.87%	2.14%
Class III(a)	2.13	1.93	1.03	(0.01)	1.54	1.86	(d)
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	1.96	0.93	2.22	2.61
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	1.96	0.99	2.53	3.11

(a)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Variable Series Funds, Inc., through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(d)	The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares.
The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)	Ending Account Value (12/31/18)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,012.90	$7.15	$4.21	$1,000.00	$1,018.10	$7.17	$1,021.02	$4.23
Class III	1,000.00	1,010.30	8.51	5.78	1,000.00	1,016.74	8.54	1,019.46	5.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.41% for Class I and 1.68% for Class III ), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.83% for Class I and 1.14% for Class III ), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2018	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 2.6%(a)
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 4.16%, 09/15/26(b)	USD	210	$212,329
BSPRT Issuer Ltd., Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.81%, 06/15/27(b)		43	43,466
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.81%, 08/15/30(b)		700	693,240
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	97,786
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.50%, 04/20/31(b)		500	491,693

Total Asset-Backed Securities — 2.6% (Cost: $1,553,111)			1,538,514

Foreign Government Obligations — 0.2%

Colombia — 0.1%
Republic of Colombia:
7.50%, 08/26/26	COP	75,000	24,309
7.00%, 06/30/32		54,000	16,371

			40,680

Mexico — 0.1%
United Mexican States, 8.50%, 11/18/38	MXN	10	48,918

Total Foreign Government Obligations — 0.2% (Cost: $88,357)			89,598

Non-Agency Mortgage-Backed Securities — 2.3%

Collateralized Mortgage Obligations — 0.5%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	USD	123	123,787
Series 2018-3, Class MA, 3.50%, 08/25/57		156	156,298

			280,085

Commercial Mortgage-Backed Securities — 1.4%(a)
AREIT Trust, Series 2018-CRE1, Class A, 3.29%, 02/14/35(c)(d)		126	125,753
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 10/10/29		440	432,222
CSMC Trust, Series 2016-MFF, Class A, 4.06%, 11/15/33(c)		69	69,507
LMREC, Inc., Series 2016-CRE2, Class A, 4.20%, 11/24/31(c)		94	93,949
RAIT Trust, Series 2017-FL7, Class A, 3.41%, 06/15/37(c)		98	97,523

			818,954

Interest Only Commercial Mortgage-Backed Securities — 0.4%(c)
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.73%, 05/10/58		839	78,964
Core Industrial Trust(a):
Series 2015-TEXW, Class XA, 0.77%, 02/10/34		3,275	66,906
Series 2015-WEST, Class XA, 0.93%, 02/10/37		1,570	79,584

			225,454

Total Non-Agency Mortgage-Backed Securities — 2.3% (Cost: $1,349,437)			1,324,493

U.S. Government Sponsored Agency Securities — 91.1%

Agency Obligations — 9.5%
Federal Home Loan Bank, 4.00%, 04/10/28		500	531,070

Security		Par (000)	Value

Agency Obligations (continued)
Federal Home Loan Bank Discount Notes, 2.39%, 01/25/19(e)	USD	5,000	$4,992,395

			5,523,465

Collateralized Mortgage Obligations — 1.8%
Federal National Mortgage Association:
Series 2011-8, Class ZA, 4.00%, 02/25/41		256	264,204
Series 2017-69, Class HA, 3.00%, 06/25/46		609	605,415
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.81%, 07/20/39(f)		161	178,635

			1,048,254

Commercial Mortgage-Backed Securities — 1.5%
Federal Home Loan Mortgage Corp.:
Series K076, Class A2, 3.90%, 06/25/51		150	156,490
Series K079, Class A2, 3.93%, 06/25/28		270	282,129
Federal Home Loan Mortgage Corp. Variable Rate Notes(f):
Series K082, Class A2, 3.92%, 09/25/28		45	46,976
Series K086, Class A2, 3.86%, 11/25/28		285	296,146
Federal National Mortgage Association ACES Variable Rate Notes, Series 2018-M7, Class A2, 3.05%, 03/25/28(f)		60	58,374

			840,115

Interest Only Commercial Mortgage-Backed Securities — 2.5%
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)(f)		21,990	53,203
Federal National Mortgage Association ACES Variable Rate Notes(f):
Series 2015-M1, Class X2, 0.55%, 09/25/24		4,973	124,859
Series 2016-M4, Class X2, 2.63%, 01/25/39		373	33,462
Government National Mortgage Association Variable Rate Notes:
Series 2002-83, 0.00%, 10/16/42(f)		927	—
Series 2003-17, 0.00%, 03/16/43(f)		2,153	—
Series 2003-109, 0.00%, 11/16/43(f)		1,759	335
Series 2016-22, 0.77%, 11/16/55(f)		2,586	138,134
Series 2016-45, 1.01%, 02/16/58(f)		3,480	261,960
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.19%, 02/16/58(b)		1,525	138,495
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(b)		3,750	310,723
Series 2017-30, 0.76%, 08/16/58(f)		757	49,143
Series 2017-44, 0.70%, 04/17/51(f)		755	44,627
Series 2017-53, 0.69%, 11/16/56(f)		2,039	120,811
Series 2017-54, 0.65%, 12/16/58(f)		180	11,088
Series 2017-61, 0.77%, 05/16/59(f)		511	38,120
Series 2017-64, 0.72%, 11/16/57(f)		856	56,946
Series 2017-72, 0.68%, 04/16/57(f)		1,334	85,062

			1,466,968

Mortgage-Backed Securities — 75.8%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31		247	241,674
2.50%, 01/15/34(g)		183	178,618
3.00%, 09/01/27 - 12/01/46		584	577,608
3.00%, 01/15/34 - 01/15/49(g)		1,261	1,233,923
3.50%, 04/01/31 - 01/01/48		2,463	2,478,638
3.50%, 01/15/49(g)		15	14,991
4.00%, 01/15/34 - 01/15/49(g)		639	651,649
4.00%, 08/01/40 - 06/01/48		813	835,972
4.50%, 02/01/39 - 07/01/47		296	308,898
4.50%, 01/15/49(g)		358	370,563
5.00%, 10/01/41 - 11/01/41		194	205,849

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp.: (continued)
5.00%, 01/15/49(g)	USD	17	$17,803
5.50%, 06/01/41		127	136,379
8.00%, 12/01/29 - 07/01/30		30	34,295
Federal National Mortgage Association:
2.00%, 10/01/31 - 03/01/32		140	134,136
2.50%, 04/01/30 - 02/01/33		808	789,849
3.00%, 04/01/29 - 03/01/47		5,157	5,091,478
3.00%, 01/25/34 - 01/25/49(g)		1,817	1,791,138
3.50%, 04/01/29 - 01/01/48		3,791	3,818,612
3.50%, 01/25/34 - 01/25/49(g)		1,040	1,041,024
4.00%, 01/01/26 - 04/01/48		4,225	4,345,091
4.00%, 01/25/49(g)		640	652,400
4.50%, 05/01/24 - 12/01/48		2,050	2,146,807
4.50%, 01/25/49 - 02/25/49(g)		2,331	2,412,504
5.00%, 09/01/35 - 08/01/41		260	274,007
5.00%, 01/25/49(g)		1,376	1,441,253
5.50%, 05/01/34 - 12/01/39		256	274,186
6.00%, 04/01/35 - 06/01/41		292	318,092
6.50%, 05/01/40		52	59,286
Government National Mortgage Association:
3.00%, 02/15/45 - 12/20/46		1,813	1,788,376
3.00%, 01/15/49(g)		347	341,707
3.50%, 01/15/42 - 10/20/46		3,238	3,263,624
3.50%, 01/15/49(g)		765	769,722
4.00%, 09/20/40 - 01/15/48		332	342,230
4.00%, 01/15/49(g)		2,665	2,728,198
4.50%, 12/20/39 - 02/15/42		1,329	1,392,387
4.50%, 01/15/49(g)		589	609,465
5.00%, 12/15/38 - 07/20/42		120	126,866
5.00%, 01/15/49(g)		145	150,908
5.50%, 01/15/34		641	694,908

			44,085,114

Total U.S. Government Sponsored Agency Securities — 91.1% (Cost: $53,259,879)			52,963,916

U.S. Treasury Obligations — 50.5%
U.S. Treasury Bonds:
4.25%, 05/15/39		203	244,893
4.50%, 08/15/39		197	245,496
4.38%, 11/15/39		198	242,751
3.13%, 02/15/43		771	786,450
2.88%, 05/15/43 - 11/15/46		994	969,529
3.63%, 08/15/43		736	814,689
3.75%, 11/15/43		781	882,073
3.00%, 02/15/47		140	139,606
3.00%, 08/15/48(h)		1,065	1,059,966
U.S. Treasury Inflation Linked Notes, 0.63%, 04/15/23		611	600,705
U.S. Treasury Notes:
1.25%, 08/31/19		1,976	1,958,170
1.00%, 10/15/19(h)		1,976	1,951,068
1.63%, 06/30/20 - 07/31/20(h)		2,470	2,435,796
2.63%, 08/31/20(h)		2,695	2,698,579
1.13%, 06/30/21		1,383	1,338,539
2.25%, 07/31/21 - 01/31/24(h)		2,470	2,448,189
2.75%, 09/15/21 - 08/31/25		1,315	1,327,659
2.13%, 09/30/21(h)		1,383	1,369,872
1.88%, 04/30/22(h)		1,383	1,356,529
1.63%, 10/31/23		1,087	1,043,308
2.00%, 04/30/24(h)		1,186	1,154,682
2.00%, 05/31/24 - 11/15/26		2,498	2,411,026
2.25%, 11/15/25 - 02/15/27		1,295	1,260,881
2.88%, 08/15/28		605	614,360

Total U.S. Treasury Obligations — 50.5% (Cost: $29,429,404)			29,354,816

Total Long-Term Investments — 146.7% (Cost: $85,680,188)			85,271,337

Security		Par (000)	Value

Short-Term Securities — 4.5%

Commercial Paper — 0.8%
Macquarie Bank Ltd., 3.27%, 10/11/19(e)	USD	500	$488,013

Total Commercial Paper — 0.8% (Cost: $487,501)			488,013

		Shares

Money Market Funds — 3.7%(i)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(j)		2,138,766	2,138,766
JPMorgan US Treasury Plus Money Market Fund, Agency Class,
2.24%		7,779	7,779

Total Money Market Funds — 3.7% (Cost: $2,146,545)			2,146,545

Total Short-Term Securities — 4.5% (Cost: $2,634,046)			2,634,558

Total Options Purchased — 0.3% (Cost: $102,086)			148,554

Total Investments Before Options Written and TBA Sale Commitments — 151.5% (Cost: $88,416,320)			88,054,449

Total Options Written — (0.3)% (Premium Received — $56,571)			(139,790)

		Par (000)

TBA Sale Commitments — (28.7)%(g)

Mortgage-Backed Securities — (28.7)%
Federal Home Loan Mortgage Corp.:
3.00%, 01/15/34 - 01/15/49	USD	36	(35,521)
3.50%, 01/15/34 - 01/15/49		737	(738,493)
4.50%, 01/15/49		115	(119,035)
5.00%, 01/15/49		48	(50,268)
Federal National Mortgage Association:
2.50%, 01/25/34		299	(291,705)
3.00%, 01/25/49 - 02/25/49		2,110	(2,055,856)
3.50%, 01/25/34 - 02/25/49		5,647	(5,647,918)
4.00%, 01/25/34 - 01/25/49		2,530	(2,580,099)
4.50%, 01/25/49		1,785	(1,848,347)
6.00%, 01/25/49		160	(171,827)
Government National Mortgage Association:
3.00%, 01/15/49 - 02/15/49		865	(851,590)
3.50%, 01/15/49 - 02/15/49		1,582	(1,591,023)
4.00%, 01/15/49		685	(701,376)

Total TBA Sale Commitments — (28.7)% (Proceeds: $16,472,251)			(16,683,058)

Total Investments Net of Options Written and TBA Sale Commitments — 122.5% (Cost: $71,887,498)			71,231,601

Liabilities in Excess of Other Assets — (22.5)%			(13,106,371)

Net Assets — 100.0%			$58,125,230

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond V.I. Fund

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rates are discount rates or a range of discount rates as of period end.
(f)	Variable rate security. Rate shown is the rate in effect as of period end.
(g)	Represents or includes a TBA transaction.
(h)	All or a portion of the securities has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Annualized 7-day yield as of period end.
(j)

During the year ended December 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,793,803	344,963	2,138,766	$2,138,766	$27,224	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas SA	3.12%	12/31/18	01/02/19	$2,721,950	$2,722,186	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19	1,218,019	1,218,127	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19	1,156,350	1,156,453	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19	1,225,737	1,225,846	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19	1,358,797	1,358,918	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19	1,386,458	1,386,581	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19	1,956,240	1,956,414	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19	1,376,085	1,376,207	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19	1,067,663	1,067,758	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	01/02/19	1,080,206	1,080,302	U.S. Treasury Obligations	Overnight

				$14,547,505	$14,548,792

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Note	20	03/20/19	$2,440	$16,911
U.S. Treasury 10 Year Ultra Bond	2	03/20/19	260	1,761
U.S. Treasury Long Bond	5	03/20/19	730	15,267
U.S. Treasury 2 Year Note	51	03/29/19	10,828	55,759
U.S. Treasury 5 Year Note	45	03/29/19	5,161	34,916

				124,614

Short Contracts
Euro-Bund	6	03/07/19	1,124	(6,249)
Euro-Buxl	1	03/07/19	207	927
U.S. Treasury Ultra Bond	1	03/20/19	161	(7,395)
90-day Eurodollar	14	12/14/20	3,414	(14,196)

				(26,913)

				$97,701

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond V.I. Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	81,565	USD	21,000	Citibank NA	01/03/19	$45
USD	10,454	BRL	40,380	Goldman Sachs International	01/03/19	36
ARS	192,200	USD	5,000	Citibank NA	01/16/19	8
BRL	38,829	USD	10,000	Goldman Sachs International	01/16/19	9
USD	16,000	CLP	10,863,432	BNP Paribas SA	01/16/19	342
USD	10,000	RUB	674,100	Bank of America NA	01/16/19	343
USD	20,000	ZAR	287,605	BNP Paribas SA	01/16/19	41
IDR	323,505,000	USD	21,000	Barclays Bank plc	01/18/19	1,415
JPY	194,730,728	USD	1,740,847	HSBC Bank plc	01/22/19	38,646
GBP	232,000	USD	294,600	Barclays Bank plc	03/20/19	2,208

						43,093

USD	10,546	BRL	41,309	Goldman Sachs International	01/03/19	(112)
CLP	10,705,920	USD	16,000	Deutsche Bank AG	01/16/19	(569)
RUB	664,600	USD	10,000	Bank of America NA	01/16/19	(479)
USD	10,000	KRW	11,261,100	Citibank NA	01/16/19	(116)
USD	10,000	MXN	201,342	Citibank NA	01/16/19	(226)
USD	400	MXN	8,136	JPMorgan Chase Bank NA	01/16/19	(13)
ZAR	142,448	USD	10,000	HSBC Bank plc	01/16/19	(115)
ZAR	141,140	USD	10,000	UBS AG	01/16/19	(205)
USD	21,000	IDR	309,687,000	JPMorgan Chase Bank NA	01/18/19	(458)
USD	1,745,204	JPY	194,730,728	JPMorgan Chase Bank NA	01/22/19	(34,289)
USD	15,227	COP	50,280,000	Goldman Sachs International	01/23/19	(239)
USD	2,141	COP	7,041,000	JPMorgan Chase Bank NA	01/23/19	(25)
USD	4,704	COP	15,333,000	Nomura International plc	01/23/19	(12)
USD	19,694	COP	65,000,000	UBS AG	01/23/19	(300)
USD	48,115	MXN	970,000	Citibank NA	01/23/19	(1,086)
BRL	40,458	USD	10,454	Goldman Sachs International	02/04/19	(36)
USD	27,156	MXN	548,000	Standard Chartered Bank	02/05/19	(578)
USD	294,125	GBP	232,000	Morgan Stanley & Co. International plc	03/20/19	(2,683)

						(41,541)

	Net Unrealized Appreciation					$1,552

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD
Currency	Up and In	Deutsche Bank AG	01/07/19	BRL	3.60	BRL	4.00	USD	40	$—
USD
Currency	Up and In	Deutsche Bank AG	02/07/19	BRL	3.50	BRL	4.00	USD	29	—

										$—

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75%	Semi-Annual	Citibank NA	04/24/19	2.75%	USD	340	$4,865
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75	Semi-Annual	Citibank NA	04/24/19	2.75	USD	80	1,145
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.00	Semi-Annual	Barclays Bank plc	05/31/19	3.00	USD	5,800	50,117
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70	Semi-Annual	Barclays Bank plc	06/10/19	2.70	USD	186	2,711
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04	Semi-Annual	JPMorgan Chase Bank NA	04/27/38	3.04	USD	860	49,134

										107,972

Put
10-Year Interest Rate Swap	3.77%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/24/19	3.77	USD	210	42
10-Year Interest Rate Swap	3.04	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	04/27/38	3.04	USD	860	40,540

										40,582

										$148,554

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond V.I. Fund

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.90%	Semi-Annual	Bank of America NA	02/28/19	2.90%	USD	2,900	$(16,231)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.70	Semi-Annual	Citibank NA	03/05/19	2.70	USD	3,000	(8,620)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.71	Semi-Annual	Citibank NA	03/14/19	2.71	USD	1,700	(16,156)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.85	Semi-Annual	Barclays Bank plc	05/20/19	2.85	USD	2,900	(18,031)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.60	Semi-Annual	Barclays Bank plc	05/31/19	2.60	USD	5,800	(20,389)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.80	Semi-Annual	Barclays Bank plc	05/31/19	2.80	USD	5,800	(33,111)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.75	Semi-Annual	Citibank NA	10/16/20	2.75	USD	2,250	(24,388)

										(136,926)

Put
2-Year Interest Rate Swap	3.33%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	04/30/19	3.33	USD	2,900	(184)
2-Year Interest Rate Swap	3.75	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	10/16/20	3.75	USD	2,250	(2,680)

										(2,864)

										$(139,790)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.57%	At Termination	11/15/28	GBP	171	$804	$(86)	$890

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	28 day MXIBTIIE	Monthly	N/A		01/28/19	MXN	2,947	$143	$—	$143
1 day Fed Funds	At Termination	1.47%	At Termination	N/A		03/20/19	USD	28,245	(66,630)	(7,814)	(58,816)
1.47%	At Termination	1 day Fed Funds	At Termination	N/A		03/20/19	USD	28,245	66,630	—	66,630
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	1,486	(523)	—	(523)
28 day MXIBTIIE	Monthly	8.21%	Monthly	N/A		10/07/20	MXN	730	(258)	—	(258)
3.11%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/23/20	USD	2,200	(19,719)	—	(19,719)
3.06%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/25/20	USD	2,200	(17,389)	—	(17,389)
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	2,470	62,050	—	62,050
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	1,350	(33,914)	8,044	(41,958)
6 month EURIBOR	Semi-Annual	0.38%	Annual	11/09/20	(a)	11/09/21	EUR	2,508	8,517	(119)	8,636
6 month EURIBOR	Semi-Annual	0.38%	Annual	11/09/20	(a)	11/09/21	EUR	2,508	8,373	(34)	8,407
1.55%	Semi-Annual	6 month LIBOR	Semi-Annual	11/09/20	(a)	11/09/21	GBP	4,554	(12,434)	467	(12,901)
1.42%	Semi-Annual	6 month LIBOR	Semi-Annual	11/16/20	(a)	11/16/21	GBP	2,311	(2,649)	—	(2,649)
6 month EURIBOR	Semi-Annual	0.32%	Annual	11/16/20	(a)	11/16/21	EUR	2,531	6,758	—	6,758
1.34%	Semi-Annual	6 month LIBOR	Semi-Annual	12/10/20	(a)	12/10/21	GBP	1,160	45	(28)	73
6 month EURIBOR	Semi-Annual	0.24%	Annual	12/14/20	(a)	12/14/21	EUR	1,270	1,888	38	1,850
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	424	1,055	—	1,055
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	321	798	—	798
1.66%	Semi-Annual	6 month LIBOR	Semi-Annual	11/08/21	(a)	11/08/22	GBP	1,155	(3,705)	96	(3,801)
1.67%	Semi-Annual	6 month LIBOR	Semi-Annual	11/08/21	(a)	11/08/22	GBP	1,155	(3,847)	252	(4,099)
1.54%	Semi-Annual	6 month LIBOR	Semi-Annual	11/15/21	(a)	11/15/22	GBP	1,170	(2,046)	—	(2,046)
2.50%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/29/23	USD	1,035	(3,635)	—	(3,635)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	15	(378)	—	(378)
3.07%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	4,230	(120,076)	—	(120,076)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/31/25	USD	1,700	(45,004)	—	(45,004)
6 month EURIBOR	Semi-Annual	0.82%	Annual	03/11/19	(a)	02/15/28	EUR	670	5,001	—	5,001
1.58%	Semi-Annual	6 month LIBOR	Semi-Annual	N/A		11/21/28	GBP	231	(4,492)	25	(4,517)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/21/28	USD	300	(3,166)	—	(3,166)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/24/28	USD	13	(143)	—	(143)
3.23%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	11	(480)	—	(480)
3.26%	Semi-Annual	3 month LIBOR	Quarterly	04/26/19	(a)	04/26/29	USD	50	(2,321)	—	(2,321)

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond V.I. Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month LIBOR	Quarterly	3.35%	Semi-Annual	04/26/19	(a)	04/26/29	USD	34	$1,829	$—	$1,829
2.93%	Semi-Annual	3 month LIBOR	Quarterly	06/12/19	(a)	06/12/29	USD	58	(977)	—	(977)

									$(180,699)	$927	$(181,626)

(a)	Forward Swaps.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	Quarterly	Barclays Bank plc	12/20/23	USD	5	$128	$96	$32
Republic of Colombia	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	6	154	115	39
Republic of Colombia	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	6	150	91	59
Republic of Colombia	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	5	140	92	48
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	5	128	99	29
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	6	155	115	40
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	5	128	93	35
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	2	51	37	14
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	6	154	121	33
Republic of Colombia	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	5	128	96	32
Republic of the Philippines	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	43	(280)	(202)	(78)
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	14	348	107	241
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	9	224	71	153
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/23	USD	4	100	30	70
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	5	125	111	14
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	5	125	110	15
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	4	99	32	67
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	5	124	40	84
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/23	USD	6	150	133	17
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	24	598	187	411
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	10	249	96	153
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	10	249	96	153
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	6	150	136	14
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	5	124	37	87
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	5	124	27	97
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	6	150	115	35
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	6	150	119	31
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	6	150	34	116
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	10	249	60	189
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	7	174	164	10
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	7	178	127	51
United Mexican States	1.00	Quarterly	Citibank NA	12/20/23	USD	6	150	131	19
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	4	99	39	60
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	4	100	39	61
United Mexican States	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	37	922	340	582

							$6,147	$3,134	$3,013

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	8.53%	At Termination	Citibank NA	01/02/23	BRL	240	$293	$—	$293
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	640	(3,927)	—	(3,927)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	08/11/25	MXN	810	5,001	—	5,001

								$1,367	$—	$1,367

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond V.I. Fund

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 day Fed Funds	1 day Fed Funds	2.40%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.41%
3 month LIBOR	London Interbank Offered Rate	2.81%
6 month EURIBOR	Euro Interbank Offered Rate	(0.24%)
6 month LIBOR	London Interbank Offered Rate	1.04%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$8,922	$(8,081)	$164,120	$(344,856)	$—
OTC Swaps	3,336	(202)	8,385	(4,005)	—
Options Written	NA	NA	10,986	(94,205)	(139,790)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$125,541	$—	$125,541
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	43,093	—	—	43,093
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	148,554	—	148,554
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	163,230	890	164,120
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	6,427	—	—	5,294	—	11,721

	$—	$6,427	$—	$43,093	$442,619	$890	$493,029

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$27,840	$—	$27,840
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	41,541	—	—	41,541
Options written
Options written, at value	—	—	—	—	139,790	—	139,790
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	344,856	—	344,856
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	280	—	—	3,927	—	4,207

	$—	$280	$—	$41,541	$516,413	$—	$558,234

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond V.I. Fund

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$97,688	$—	$97,688
Forward foreign currency exchange contracts	—	—	—	134,547	—	—	134,547
Options purchased(a)	—	—	—	(22,196)	109,602	—	87,406
Options written	—	—	—	2,738	66,368	—	69,106
Swaps	—	(2,601)	—	—	(80,435)	(2)	(83,038)

	$—	$(2,601)	$—	$115,089	$193,223	$(2)	$305,709

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$108,133	$(39)	$108,094
Forward foreign currency exchange contracts	—	—	—	(42,568)	—	—	(42,568)
Options purchased(b)	—	—	—	9,292	88,526	—	97,818
Options written	—	—	—	—	(106,247)	—	(106,247)
Swaps	—	5,978	—	—	(159,794)	(1,264)	(155,080)

	$—	$5,978	$—	$(33,276)	$(69,382)	$(1,303)	$(97,983)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,200,004
Average notional value of contracts — short	$12,932,789
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,009,986
Average amounts sold — in USD	$1,286,039
Options:
Average value of option contracts purchased	$11,842
Average value of option contracts written	$2,029
Average notional value of swaption contracts purchased	$3,648,750
Average notional value of swaption contracts written	$23,101,500
Credit default swaps:
Average notional value — buy protection	$454,471
Interest rate swaps:
Average notional value — pays fixed rate	$39,477,657
Average notional value — receives fixed rate	$34,855,254
Inflation Swaps:
Average notional value — receives fixed rate	$390,666

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$27,984	$1,779
Forward foreign currency exchange contracts	43,093	41,541
Options(a)	148,554	139,790
Swaps — Centrally cleared	—	21,105
Swaps — OTC(b)	11,721	4,207

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$231,352	$208,422
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(27,984)	(22,884)

Total derivative assets and liabilities subject to an MNA	$203,368	$185,538

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$343	$(343)	$—	$—	$—
Barclays Bank plc	57,405	(57,405)	—	—	—
BNP Paribas SA	1,296	(280)	—	—	1,016
Citibank NA	9,709	(9,709)	—	—	—
Deutsche Bank AG	5,328	(569)	—	—	4,759
Goldman Sachs International	967	(967)	—	—	—
HSBC Bank plc	38,646	(115)	—	—	38,531
JPMorgan Chase Bank NA	89,674	(34,785)	—	—	54,889

	$203,368	$(104,173)	$—	$—	$99,195

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Received	Net Amount of Derivative Liabilities (c)
Bank of America NA	$16,710	$(343)	$—	$—	$16,367
Barclays Bank plc	71,531	(57,405)	—	—	14,126
BNP Paribas SA	280	(280)	—	—	—
Citibank NA	53,456	(9,709)	—	—	43,747
Deutsche Bank AG	569	(569)	—	—	—
Goldman Sachs International	4,314	(967)	—	—	3,347
HSBC Bank plc	115	(115)	—	—	—
JPMorgan Chase Bank NA	34,785	(34,785)	—	—	—
Morgan Stanley & Co. International plc	2,683	—	—	—	2,683
Nomura International plc	12	—	—	—	12
Standard Chartered Bank	578	—	—	—	578
UBS AG	505	—	—	—	505

	$185,538	$(104,173)	$—	$—	$81,365

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2018	BlackRock U.S. Government Bond V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,538,514	$—	$1,538,514
Foreign Government Obligations	—	89,598	—	89,598
Non-Agency Mortgage-Backed Securities	—	1,198,740	125,753	1,324,493
U.S. Government Sponsored Agency Securities	—	52,963,916	—	52,963,916
U.S. Treasury Obligations	—	29,354,816	—	29,354,816
Short-Term Securities:
Commercial Paper	—	488,013	—	488,013
Money Market Funds	2,146,545	—	—	2,146,545
Options Purchased:
Interest rate contracts	—	148,554	—	148,554
Liabilities:
TBA Sale Commitments	—	(16,683,058)	—	(16,683,058)

	$2,146,545	$69,099,093	$125,753	$71,371,391

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$3,091	$—	$3,091
Foreign currency exchange contracts	—	43,093	—	43,093
Interest rate contracts	125,541	168,524	—	294,065
Other contracts	—	890	—	890
Liabilities:
Credit contracts	—	(78)	—	(78)
Foreign currency exchange contracts	—	(41,541)	—	(41,541)
Interest rate contracts	(27,840)	(488,573)	—	(516,413)

	$97,701	$(314,594)	$—	$(216,893)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts forward foreign currency exchange contracts and options written are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of year end, reverse repurchase agreements of $14,548,792 are categorized as level 2 within the disclosure hierarchy.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2018

BlackRock U.S. Government Bond V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $86,277,554)	$85,915,683
Investments at value — affiliated (cost — $2,138,766)	2,138,766
Cash	8,664
Cash pledged:
Futures contracts	110,710
Centrally cleared swaps	238,000
Foreign currency at value (cost — $150,018)	149,416
Receivables:
Investments sold	7,335,523
TBA sale commitments	16,472,251
Capital shares sold	134,197
Dividends — affiliated	1,593
Dividends — unaffiliated	9,228
Interest — unaffiliated	337,244
From the Manager	161,754
Variation margin on futures contracts	27,984
Swap premiums paid	3,336
Unrealized appreciation on:
Forward foreign currency exchange contracts	43,093
OTC swaps	8,385
Prepaid expenses	62
Other assets	3,982

Total assets	113,099,871

LIABILITIES
Options written at value (premium received $56,571)	139,790
TBA sale commitments at value (proceeds $16,472,251)	16,683,058
Reverse repurchase agreements at value	14,548,792
Payables:
Investments purchased	22,623,612
Capital shares redeemed	470,882
Income dividend distributions	110,220
Distribution fees	606
Variation margin on futures contracts	1,779
Variation margin on centrally cleared swaps	21,105
Board realignment and consolidation	161,754
Investment advisory fees	42,403
Directors’ and Officer’s fees	5,141
Other affiliates	158
Other accrued expenses	119,593
Swap premiums received	202
Unrealized depreciation on:
Forward foreign currency exchange contracts	41,541
OTC swaps	4,005

Total liabilities	54,974,641

NET ASSETS	$58,125,230

NET ASSETS CONSIST OF
Paid-in capital	$63,908,783
Accumulated loss	(5,783,553)

NET ASSETS	$58,125,230

NET ASSET VALUE
Class I — Based on net assets of $54,820,292 and 5,520,508 shares outstanding, 300 million shares authorized, $0.10 par value.	$9.93

Class III — Based on net assets of $3,304,938 and 332,999 shares outstanding, 100 million shares authorized, $0.10 par value.	$9.92

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statement of Operations

Year Ended December 31, 2018

BlackRock U.S. Government Bond V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$27,224
Dividends — unaffiliated	333
Interest — unaffiliated	2,025,934
Foreign taxes withheld	(143)

Total investment income	2,053,348

EXPENSES
Investment advisory	304,574
Board realignment and consolidation	161,754
Transfer agent — class specific	127,671
Accounting services	73,358
Professional	72,180
Custodian	34,552
Printing	27,300
Directors and Officer	17,934
Distribution — class specific	5,739
Transfer agent	5,000
Miscellaneous	27,981

Total expenses excluding interest expense	858,043
Interest expense	270,055

Total expenses	1,128,098
Less:
Fees waived and/or reimbursed by the Manager	(224,032)
Transfer agent fees waived and/or reimbursed — class specific	(126,461)

Total expenses after fees waived and/or reimbursed	777,605

Net investment income	1,275,743

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(918,490)
Forward foreign currency exchange contracts	134,547
Foreign currency transactions	15,213
Futures contracts	97,688
Options written	69,106
Swaps	(83,038)

(684,974)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(340,138)
Forward foreign currency exchange contracts	(42,568)
Foreign currency translations	(970)
Futures contracts	108,094
Options written	(106,247)
Swaps	(155,080)

(536,909)

Net realized and unrealized loss	(1,221,883)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,860

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock U.S. Government Bond V.I. Fund
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,275,743	$1,103,111
Net realized loss	(684,974)	(1,238,264)
Net change in unrealized appreciation (depreciation)	(536,909)	1,196,592

Net increase in net assets resulting from operations	53,860	1,061,439

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Class I	(1,272,977)	(1,434,556)
Class III	(44,457)	(34,383)

Decrease in net assets resulting from distributions to shareholders	(1,317,434)	(1,468,939)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,496,000)	(7,899,331)

NET ASSETS(b)
Total decrease in net assets	(8,759,574)	(8,306,831)
Beginning of year	66,884,804	75,191,635

End of year	$58,125,230	$66,884,804

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statement of Cash Flows

Year Ended December 31, 2018

BlackRock U.S. Government Bond V.I. Fund

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$53,860
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	542,404,398
Purchases of long-term investments	(539,931,755)
Net purchases of short-term securities	(838,444)
Amortization of premium and accretion of discount on investments	(17,386)
Premiums received from options written	374,461
Premiums paid on closing options written	(312,256)
Net realized (gain) loss on investments and options written	849,384
Net unrealized (appreciation) depreciation on investments, options written, forward foreign currency exchange contracts, foreign currency translations and swaps	484,801

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	817
Dividends — unaffiliated	(3,206)
From the Manager	(161,754)
Interest — unaffiliated	(51,901)
Variation margin on futures contracts	(27,984)
Variation margin on centrally cleared swaps	3,621
Swap premiums paid	(3,218)
Prepaid expenses	231
Other assets	11,671

Increase (Decrease) in Liabilities:
Payables:
Board realignment and consolidation	161,754
Directors’ and Officer’s fees	1,175
Distribution fees	260
Interest expense and fees	615
Investment advisory fees	(2,945)
Other accrued expenses	(49,465)
Other affiliates	(401)
Variation margin on futures contracts	(952)
Variation margin on centrally cleared swaps	21,105
Swap premiums received	(4,282)

Net cash provided by operating activities	2,962,204

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to shareholders	(356)
Payments on redemption of capital shares	(14,591,773)
Proceeds from issuance of capital shares	6,290,187
Net borrowing of reverse repurchase agreements	5,424,362

Net cash used for financing activities	(2,877,580)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(560)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	84,064
Restricted and unrestricted cash and foreign currency at beginning of year	422,726

Restricted and unrestricted cash and foreign currency at end of year	$506,790

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$269,440

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$1,293,092

	Year Ended December 31, 2018	Year Ended December 31, 2017

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$8,664	$1,256
Cash Pledged:
Futures contracts	110,710	118,710
Centrally cleared swaps	238,000	167,000
Foreign currency at value	149,416	135,760

	$506,790	$422,726

See notes to financial statements.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund

	Class I

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.12	$10.18	$10.23	$10.39	$10.04

Net investment income(a)	0.21	0.16	0.15	0.15	0.19
Net realized and unrealized gain (loss)	(0.18)	(0.01)	(0.01)	(0.10)	0.39

Net increase from investment operations	0.03	0.15	0.14	0.05	0.58

Distributions from net investment income(b)	(0.22)	(0.21)	(0.19)	(0.21)	(0.23)

Net asset value, end of year	$9.93	$10.12	$10.18	$10.23	$10.39

Total Return(c)
Based on net asset value	0.29%	1.52%	1.33%	0.45%	5.87%

Ratios to Average Net Assets
Total expenses	1.85%	1.31%	1.02%	0.96%	0.89%

Total expenses after fees waived and/or reimbursed	1.27%	1.01%	0.76%	0.73%	0.69%

Total expenses after fees waived and/or reimbursed excluding interest expense	0.82%	0.87%	0.70%	0.70%	0.66%

Net investment income	2.10%	1.58%	1.43%	1.41%	1.88%

Supplemental Data
Net assets, end of year (000)	$54,820	$65,100	$72,433	$83,016	$92,975

Portfolio turnover rate(d)	737%	1,052%	1,140%	1,581%	1,388%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	435%	681%	705%	991%	956%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund

	Class III

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.11	$10.18	$10.22	$10.39	$10.04

Net investment income(a)	0.18	0.13	0.11	0.13	0.17
Net realized and unrealized gain (loss)	(0.18)	(0.02)	—	(0.12)	0.38

Net increase from investment operations	0.00	0.11	0.11	0.01	0.55

Distributions from net investment income(b)	(0.19)	(0.18)	(0.15)	(0.18)	(0.20)

Net asset value, end of year	$9.92	$10.11	$10.18	$10.22	$10.39

Total Return(c)
Based on net asset value	(0.01)%	1.10%	1.08%	0.08%	5.56%

Ratios to Average Net Assets
Total expenses	2.03%	1.45%	1.27%	1.11%	1.09%

Total expenses after fees waived and/or reimbursed	1.57%	1.30%	1.08%	1.00%	1.00%

Total expenses after fees waived and/or reimbursed excluding interest expense	1.13%	1.17%	1.01%	0.97%	0.98%

Net investment income	1.86%	1.30%	1.09%	1.27%	1.63%

Supplemental Data
Net assets, end of year (000)	$3,305	$1,785	$2,758	$1,894	$750

Portfolio turnover rate(d)	737%	1,052%	1,140%	1,581%	1,388%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	435%	681%	705%	991%	956%

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate portfolios. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have identical voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Reorganization: The Board of Directors of the Company (the “Board”) approved an Agreement and Plan of Reorganization with respect to the following Target Fund (“Target Fund”), pursuant to which the Target Fund reorganized into a newly created series (“Acquiring Fund”) of BlackRock Variable Series Funds II, Inc., a newly organized Maryland corporation. The reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock U.S. Government Bond V.I. Fund	BlackRock Variable Series Funds, Inc.	BlackRock U.S. Government Bond V.I. Fund	BlackRock Variable Series Funds II, Inc.

The Reorganization was effected in connection with the reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of the Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund as of the date of the Reorganization. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post- Reorganization
BlackRock U.S. Government Bond V.I. Fund	6,005,147	1	6,005,147

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization was as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock U.S. Government Bond V.I. Fund	$59,091,365	$54,373,999	$55,763,268

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with a realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse certain funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $13,675,013 and 1.89%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and the counterparty under the MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Reverse Repurchase Agreements

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledge/Received	Net Amount
BNP Paribas SA . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(2,722,186)	$2,722,186	$—	$—
Merrill Lynch, Pierce, Fenner & Smith Inc. . . . . . . . . .	(11,826,606)	11,826,606	—	—

	$(14,548,792)	$14,548,792	$—	$—

(a)

Net collateral including accrued interest with a value of $14,562,745 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in Cash pledged: Collateral — option written on the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates and interest rate risk. Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the class specific distribution fees borne directly by Class III were $5,739.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2018, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	Class III	Total
$124,329	$3,342	$127,671

Expense Limitations, Waivers and Reimbursements: The Manager has voluntarily agreed to waive 0.10% of its investment advisory fee paid by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $60,914.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $1,364.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager $475 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived and/or reimbursed was $161,754.

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements were as follows:

	Class I	Class III	Total
Transfer Agent Fees Waived and/or Reimbursed	$124,329	$2,132	$126,461

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	Class III
1.25%	1.50%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, there were no fees waived and/or reimbursed by the Manager.

lnterfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “lnterfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the lnterfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the lnterfund Lending Program. A borrowing BlackRock fund may not borrow through the lnterfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the lnterfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$20,232
Sales	—
Net Realized Gain (Loss)	—

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$474,569,741	$477,852,881
U.S Government Securities	55,355,034	62,447,625

For the year ended December 31, 2018, purchases and sales related to mortgage dollar rolls were $217,254,214 and $217,278,122, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/2018	12/31/2017
Ordinary income	$1,317,434	$1,468,939

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$265,185
Capital loss carryforward	(5,226,507)
Net unrealized losses(a)	(822,231)

$(5,783,553)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the accounting for swap agreements.

As of December 31, 2018, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $5,226,507.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$88,435,125

Gross unrealized appreciation	$848,154
Gross unrealized depreciation	(1,672,377)

Net unrealized depreciation	$(824,223)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount in the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2018		Year Ended 12/31/2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	227,543	$2,244,550	191,307	$1,952,213
Shares issued in reinvestment of distributions	126,644	1,252,195	143,198	1,460,104
Shares redeemed	(1,268,374)	(12,548,771)	(1,014,221)	(10,349,406)

Net decrease	(914,187)	$(9,052,026)	(679,716)	$(6,937,089)

Class III
Shares sold	407,411	$4,028,833	98,593	$1,004,254
Shares issued in reinvestment of distributions	4,147	40,897	3,378	34,390
Shares redeemed	(255,082)	(2,513,704)	(196,442)	(2,000,886)

Net increase (decrease)	156,476	$1,556,026	(94,471)	$(962,242)

Total Net Decrease	(757,711)	$(7,496,000)	(774,187)	$(7,899,331)

As of December 31, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 1,963 Class III Shares of BlackRock U.S. Government Bond V.I. Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income
Class I	(1,434,556)
Class III	(34,383)

Undistributed net investment income as of December 31, 2017 was $108,200.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock U.S. Government Bond V.I. Fund and the Board of Directors of BlackRock Variable Series Funds II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock U.S. Government Bond V.I. Fund of BlackRock Variable Series Funds II, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Corporation”) met in person on May 8, 2018 (the “Organizational Meeting”) to consider the initial approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

On September 17, 2018, each Fund acquired the assets, subject to the liabilities of BlackRock High Yield V.I. Fund (the “Predecessor High Yield V.I. Fund”), BlackRock Total Return V.I. Fund (the “Predecessor Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “Predecessor U.S. Government Bond V.I. Fund”) (each, a “Predecessor Fund,” and collectively, the “Predecessor Funds”), each a series of BlackRock Variable Series Funds, Inc. (the “Predecessor Corporation”), respectively, through a reorganization (the “Reorganization”). Each Fund has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as its respective Predecessor Fund. As a result of the Reorganization, each Fund adopted the performance and financial history of its respective Predecessor Fund. The Agreement is substantially similar to the advisory agreement (the “Predecessor Advisory Agreement” or the “Predecessor Agreement”) between the Predecessor Corporation, on behalf of each Predecessor Fund, and the Manager.

Activities and Composition of the Board

On the date of the Organizational Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to each Fund (and those provided to each Predecessor Fund) by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s (and each Predecessor Fund’s) service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process: At the Organizational Meeting, the Board reviewed materials relating to its consideration of the proposed Agreement. The Predecessor Agreement was most recently considered and approved by the board of directors of the Predecessor Corporation (the “Predecessor Board”) at in person meetings held on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”). The factors considered by the Board Members at the Organizational Meeting in connection with approval of the proposed Agreement were identical to the factors considered by them as members of the Predecessor Board at the April and May Meetings for the Predecessor Agreement. (Accordingly, references below to the “Board” mean both the Board and the Predecessor Board, and references below to the Board Members mean the members of both the Board and the Predecessor Board, unless the context requires otherwise.) These factors included, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock (and those provided by BlackRock to each Predecessor Fund); (b) the investment performance of each Predecessor Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund and each Predecessor Fund; (d) the sharing of potential economies of scale; (e) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund and each Predecessor Fund; and (f) other factors deemed relevant by the Board Members.

In determining whether to approve the Predecessor Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Predecessor Agreement. These meetings were considered by the Board in evaluating approval of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of each Fund and the fees and expense ratios of each Predecessor Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for each Predecessor Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also received information at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund and those provided to each Predecessor Fund and the resulting performance of each Predecessor Fund. Throughout the year, the Board Members compared Predecessor Fund performance to the performance of a

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers, in connection with its evaluation of each Predecessor Fund. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Predecessor Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board considered BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives that had been presented in connection with the Board’s evaluation of the Predecessor Agreement.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to each Fund (and those provided to each Predecessor Fund). The Board considered that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, the Board noted that BlackRock and its affiliates will provide each Fund (and provided each Predecessor Fund) with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board considered the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Predecessor Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Predecessor Fund. In connection with its review of each Predecessor Fund performance history, the Board had been provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Predecessor Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with this review, the Board had received and reviewed information regarding the investment performance of each Predecessor Fund as compared to its Performance Peers.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor High Yield V.I. Fund ranked in the second, third and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor High Yield V.I. Fund’s underperformance during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor Total Return V.I. Fund ranked in the third, third, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor Total Return V.I. Fund’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the Predecessor U.S. Government Bond V.I. Fund ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Predecessor U.S. Government Bond V.I. Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund and each Predecessor Fund: In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, considered that each Fund’s proposed contractual management fee rate was identical to each Predecessor Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered that each Fund’s estimated total net expense ratio was identical to each Predecessor Fund’s total expense ratio. The Board also considered the comparison of each Predecessor Fund’s actual and contractual management fee rate to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties) that had been presented in connection with its evaluation of the Predecessor Agreement.

The Board considered BlackRock’s profitability methodology, including an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Predecessor Fund, which would be the same services to be provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Predecessor Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board considered its review of, in connection with its review of the Predecessor Agreement, BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates, including BlackRock’s assumptions and methodology

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	35

Disclosure of Investment Advisory Agreement  (continued)

of allocating expenses in the estimated profitability analysis and the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. In connection with its review of the Predecessor Agreement, the Board reviewed BlackRock’s operating margin, in general, compared to that of certain other publicly-traded asset management firms and considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services to be provided to each Fund based on its review of the estimated cost of the services provided to each Predecessor Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Predecessor Fund and the other funds advised by BlackRock and its affiliates. As part of this analysis, the Board had reviewed BlackRock’s methodology in allocating its costs of managing the Predecessor Funds to each Predecessor Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board Members. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund and each Predecessor Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, exchange-traded fund, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Predecessor High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Predecessor High Yield V.I. Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield V.I. Fund, combined with the assets of Total Return V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the High Yield V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the Predecessor Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Predecessor Total Return V.I. Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of High Yield V.I. Fund, increase above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Total Return V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the Predecessor U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Predecessor U.S. Government Bond V.I. Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond V.I. Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the U.S. Government Bond V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the U.S. Government Bond V.I. Fund. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Predecessor Fund benefited from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Predecessor Fund’s asset levels and, in light of those asset levels, whether the current fee schedule was appropriate for each Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund based on its review of the Predecessor Agreement, including both tangible and intangible benefits, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund (and each Predecessor Fund), including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also considered that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also considered information regarding BlackRock’s brokerage and soft dollar practices and reports from BlackRock which included information on brokerage commissions and trade execution practices that it had received in consideration of the Predecessor Agreement.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board considered the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, approved the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	37

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

BRL	Brazilian Real

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

RUB	New Russian Ruble

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CSMC	Credit Suisse Mortgage Capital

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-The-Counter

TBA	To-be-announced

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016; Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Director (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
John F O’Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	None

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None

2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Company’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005. For BlackRock Total Return V.I. Fund, BlackRock High Yield V.I Fund, and BlackRock U.S. Government Bond V.I Fund, Length of Service includes service as director of the Predecessor/Target Funds.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

DIRECTOR AND OFFICER INFORMATION

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Company serve at the pleasure of the Board.

Further information about the Company’s Directors and Officers is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling (800)-441-7762.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Directors who took office on January 1, 2019. For BlackRock Variable Series Funds, Inc., the newly elected Directors include seven former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. For BlackRock Variable Series Funds II, Inc., the newly elected Directors include three former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.(c)

New York, NY 10179

Brown Brothers Harriman & Co.(d)

Boston, MA 02109

Sub-Advisers

BlackRock International Limited(a)

Edinburgh, Scotland EH3 8BL

BlackRock Asset Management

North Asia Limited(b)

Hong Kong

BlackRock (Singapore) Limited(b)

079912 Singapore

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.
(b)	For BlackRock Managed Volatility V.I. Fund.
(c)	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.
(d)	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.

2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

BlackRock Variable Series Funds, Inc.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Funds. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Variable Series Funds, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	853,415,418	20,821,487	54,328,090
Susan J. Carter	859,039,119	17,819,914	51,705,962
Collette Chilton	856,423,656	20,742,083	51,399,256
Neil A. Cotty	852,591,474	20,690,305	55,283,216
Robert Fairbairn	852,542,660	20,795,311	55,227,025
Lena G. Goldberg	854,847,802	21,644,125	52,073,069
Robert M. Hernandez	850,400,415	23,756,329	54,408,250
Henry R. Keizer	852,907,817	20,662,329	54,994,850
Cynthia A. Montgomery	858,485,209	18,681,453	51,398,333
Donald C. Opatrny	852,092,270	20,950,922	55,521,803
John M. Perlowski	853,364,573	20,553,365	54,647,057
Joseph P. Platt	852,037,460	22,003,638	54,523,898
Mark Stalnecker	853,005,625	20,799,654	54,759,717
Kenneth L. Urish	851,983,013	21,087,065	55,494,917
Claire A. Walton	858,718,970	18,461,950	51,384,075

*	Denotes Company-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

BlackRock Variable Series Funds II, Inc.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Funds. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Variable Series Funds II, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Michael J. Castellano	59,887,070	1,387,922	4,893,829
Richard E. Cavanagh	59,649,768	1,455,828	5,063,225
Cynthia L. Egan	59,918,319	1,345,231	4,905,271
Frank J. Fabozzi	59,851,485	1,328,783	4,988,553
Robert Fairbairn	59,950,088	1,221,911	4,996,822
Henry Gabbay	59,979,137	1,094,954	5,094,730
R. Glenn Hubbard	60,054,180	1,149,136	4,965,505
W. Carl Kester	59,878,572	1,214,536	5,075,713
Catherine A. Lynch	60,029,677	1,220,289	4,918,855
John M. Perlowski	60,044,864	1,136,151	4,987,806
Karen P. Robards	60,316,551	1,000,326	4,851,944

*	Denotes Company-wide proposal and voting results.

The above Directors, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as directors for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

ADDITIONAL INFORMATION

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-12/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield V.I. Fund	$39,984	$39,959	$0	$0	$14,000	$14,025	$0	$0
BlackRock Total Return V.I. Fund	$50,898	$50,924	$0	$0	$15,400	$15,402	$0	$0
BlackRock U.S. Government Bond V.I. Fund	$38,352	$38,352	$0	$0	$15,400	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.
(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield V.I. Fund	$14,000	$14,025
BlackRock Total Return V.I. Fund	$15,400	$15,402
BlackRock U.S. Government Bond V.I. Fund	$15,400	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds II, Inc.

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds II, Inc.

Date: February 28, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds II, Inc.

Date: February 28, 2019